                                                                   Exhibit 10.14

                              OUTSOURCING AGREEMENT

                                     BETWEEN

                   INTERNATIONAL BUSINESS MACHINES CORPORATION

                                       AND

              MANUFACTURERS' SERVICES WESTERN U.S. OPERATIONS, INC.

                                 EFFECTIVE DATE

                                  JUNE 1, 1998

----------
[*] = Information redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.
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                                IBM Confidential

                           OUTSOURCING BASE AGREEMENT

This Outsourcing Base Agreement and the five (5) attachments listed below which are hereby incorporated by reference ("Agreement") is entered into by and between International Business Machines Corporation, a corporation incorporated under the laws of New York, U.S.A., having an office for the transaction of business at 8501 IBM Drive, Charlotte, North Carolina 28262 ("IBM"), and Manufacturers' Services Western US Operations, Inc., a corporation incorporated under the laws of California, U.S.A., having an office for the transaction of business at 5600 Mowry School Road, Newark, CA 94560 ("MSL").

WHEREAS, IBM desires to sell certain IBM assets and transition services to MSL and MSL desires to purchase certain IBM assets and transition services from IBM in order for MSL to manufacture and sell products to IBM, and

WHEREAS, MSL desires to employ certain IBM personnel and lease certain IBM space in Charlotte, North Carolina, and IBM desires to make available certain IBM personnel and lease certain IBM space to MSL in order for MSL to manufacture and sell products to IBM, and

WHEREAS, MSL desires to manufacture and sell products to IBM and IBM desires to purchase such products,

NOW THEREFORE, in consideration of the promises contained herein, IBM and MSL (each a "Party" and together the "Parties") agree to the following terms and conditions:

The Parties agree that this Agreement regarding this transaction consists of:

a)    the Outsourcing Base Agreement

b) Attachment 1: Statement of Work and its Product Attachments, Appendices, and Supplements

c)    Attachment 2: Employee list and Benefits Information

d)    Attachment 3: Asset List

e)    Attachment 4: Expense Participation

f)    Attachment 5: Equipment and Program Loan List

g)    Agreement for Exchange of Confidential Information Number 4998S60076

h)    IBM Purchase Orders

i)    IBM Customer Orders

j)    Equipment and Program Loan Agreement

The following is a related agreement between MSL and IBM:

      IBM Corporation (Landlord) and MSL (Tenant) Lease Agreement


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                                IBM Confidential

By signing below, the Parties agree to the terms of this Agreement. Once signed,
1) any signed reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original, and 2) all products and services delivered by either Party to the other under this Agreement are subject to the terms and conditions of this Agreement.

Agreed to:                               Agreed to:
Manufacturers' Services Western U.S.     International Business Machines
Operations, Inc.                         Corporation


By: /s/ Kevin C. Melia                   By: /s/ R. G. Richter
    --------------------                     --------------------------
    Authorized Signature                     Authorized Signature

Name: Kevin C. Melia                     Name: R. G. Richter
      ------------------                       ------------------------

Date: May 5, 1998                        Date: May 5, 1998
      ------------------                       ------------------------


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                                IBM Confidential

SECTION 1.0 DEFINITIONS........................................   Page 4

SECTION 2.0 ORDER OF PRECEDENCE................................   Page 5

SECTION 3.0 SCOPE OF WORK......................................   Page 6

SECTION 4.0 TERM...............................................   Page 6

SECTION 5.0 TERMINATION........................................   Page 6

SECTION 6.0 PAYMENT............................................   Page 9

SECTION 7.0 AUDIT..............................................  Page 10

SECTION 8.0 PURCHASE OF ASSETS.................................  Page 11

SECTION 9.0 PERSONNEL..........................................  Page 12

SECTION 10.0 LEASE OF PREMISES.................................  Page 13

SECTION 11.0 MANUFACTURING, FULFILLMENT, AND INTEGRATION.......  Page 13

SECTION 12.0 TRANSITION SERVICES...............................  Page 13

SECTION 13.0 INTELLECTUAL AND INDUSTRIAL PROPERTY..............  Page 13

SECTION 14.0 WARRANTIES........................................  Page 15

SECTION 15.0 INDEMNIFICATION AND LIMITATION OF LIABILITY.......  Page 18

SECTION 16.0 GENERAL...........................................  Page 19


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SECTION 1.0 DEFINITIONS

1.1 "Effective Date" shall mean the time when the Parties have acknowledged in the certificate to be provided pursuant to Sections 14.1 and 14.2 that approval has been obtained for all Governmental Actions required by all Government Authorities necessary for each of the Parties to perform its obligations under this Agreement including expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

1.2 "Execution Date" shall mean the date this Agreement is signed by authorized representatives of both Parties.

1.3 "Days" shall mean business days as followed by a particular Work Center (as defined below).

1.4 "Delivery Date" shall mean the committed ship date on the IBM Customer Order or as specified by IBM.

1.5 "GMSV" shall mean Global Manufacturers' Services Valencia S.A. (an MSL Related Company in Spain).

1.6 "Governmental Actions" shall mean any authorizations, consents, approvals, waivers, exceptions, variances, franchises, permissions, permits, and licenses of, and filings and declarations with Governmental Authorities

1.7 "Governmental Authority" shall mean any United States federal, state or local, or other non-US court, governmental or administrative agency or commission or other governmental agency, authority, instrumentality or regulatory body.

1.8 "IBM Customer Order" shall mean orders from IBM and IBM customers that will trigger the MSL fulfillment, manufacturing and/or integration processes to meet the requested Delivery Date. Only orders received via IBM's AAS, GEMS, EOSE, IPLS, IPRS, Q-Ship or an IBM Purchase Order shall be authorization for MSL to build Products or provide services under this Agreement.

1.9 "IBM" shall mean International Business Machines Corporation, Armonk, New York, USA, and its Subsidiaries.

1.10 "Integration" shall mean a service associated with fulfillment for IBM Customer Orders that require special treatment. Special treatment usually consists of taking IBM and third party products and configuring the total system to meet the integration statement of work.

1.11 "Miscellaneous Equipment Specification" ("MES") shall mean a set of Parts used to upgrade Products.

1.12 "MSL Related Companies" shall mean Manufacturers' Services Limited (Delaware, USA) and its Subsidiaries, including Global Manufacturers' Services Valencia S.A.


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1.13  "Parts" shall mean parts, components, subassemblies and other materials used by MSL to fulfill orders for IBM. Parts shall also include the following:

            (a) IBM Parts are those Parts which are purchased by MSL from IBM,.

            (b) IBM Designated Parts are those Parts purchased by MSL from IBM nominated suppliers,

            (c) IBM Consigned Parts are those Parts owned by IBM or IBM customers which are consigned to MSL, and

            (d) MSL Procured Parts are those Parts which are directly procured by MSL and are other than IBM Parts or IBM Designated Parts.

1.14 "Products" shall mean Parts, a MES, machine types, request for price quotation ("RPQ's"), model numbers and feature types purchased by IBM under this Agreement and as further described in the Product Attachments.

1.15 "Product Attachment" shall mean Attachments A through G of the Statement of Work and Exhibit 1 to Supplement 1 of the Statement of Work to this Agreement which describes the details of a specific transaction or series of transactions. Product Attachments are incorporated into and made a part of this Agreement.

1.16 "Product Group" shall mean those Products relating to a particular division's Product Attachment, each of which may include more than one Product family.

1.17 "Purchase Order" shall mean a general order issued by IBM in which IBM Customer Orders will be placed from IBM or its customers to MSL. Such Customer Orders shall specify Products to be delivered to IBM, and shall include Product identification, Delivery Dates, quantity and specifications.

1.18 "Subsidiary" shall mean an entity during the time that more than 50% of its voting stock (or, if no voting stock, decision-making power) is owned or controlled, directly or indirectly, by another entity.

1.19 "Services" shall mean any services provided by one Party to the other, which is not included in the services for specific Products described in the applicable Product Attachment.

1.20 "Transition Services" shall mean services performed from the Effective Date of Agreement through December 31, 1998, as described in Supplement 1 to the Statement of Work.

1.21 "Work Center" shall mean the MSL or MSL Related Company plant site utilized to fulfill the obligations of this Agreement.

SECTION 2.0 ORDER OF PRECEDENCE

This Agreement replaces any prior oral or written communication between the Parties with respect to the subject matter of this Agreement. Order of precedence with regard to any conflict for this Agreement shall be as follows:


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                                IBM Confidential

            1)    Product Attachments

            2)    Appendices

            3)    Supplements

            4)    Statement of Work

            5) Outsourcing Base Agreement, Employee List and Benefits Information, Asset Lists

            6)    Purchase Orders

      Notwithstanding the order of precedence set forth above, the following sections of the Outsourcing Base Agreement shall not be modified or superseded by any of the listed documents unless amended by a written instrument duly executed by an authorized representative of each Party making specific reference to such section:

            i)    Sections 5.1 and 5.2 of Termination,

            ii)   Section 8.0, Purchase of Assets,

            iii)  Section 13.0, Intellectual and Industrial Property,

            iv)   Section 14.0, Warranties, and

            v)    Section 15.0, Indemnification.

SECTION 3.0 SCOPE OF WORK

      MSL will perform and manage selected manufacturing, Integration, and other Services, as well as sell Products to IBM, as stated in the Statement of Work and its Appendices, Attachments and Supplement for the Retail Store Solutions ("RS"), Global Embedded Production Solutions ("GEPS"), Finance Solutions, and other IBM business units.

SECTION 4.0 TERM


      This Agreement shall become effective on the Effective Date and shall continue for a period of three (3) years unless terminated as provided in
      Section 5.0. This Agreement will automatically be renewed for periods of twelve (12) months unless either Party gives six (6) months written notice of its intent to terminate this Agreement. Such renewals shall continue for successive periods under the same terms and conditions, unless otherwise agreed in writing by both Parties.


SECTION 5.0 TERMINATION

5.1   Breach

      Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated by either Party for cause as follows:


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      a)    in the event of a material breach or default by the other Party of a material obligation of such Party under the Agreement which is not remedied within [*] after a written notice is given of such default or breach;


      b)    upon the occurrence of any of the following:

            i)    the other Party resolves to go into voluntary liquidation;

            ii)   a court orders the other Party to cease doing business;

            iii) a receiver or administrative receiver is appointed over the whole or any part of the assets or property of the other Party;

            iv) the other Party becomes unable to pay its debts because it is subject to a suspension of payments order, bankruptcy, or other insolvency proceeding; or

            v) substantially all of the shares or assets of one Party are acquired by an entity that competes directly with the other Party.

      In the case of i to v above, termination may also be effected by serving notice on the liquidator, administrator, acquirer, or receiver, as the case may be.

      c) notice of the inability of the other Party to perform due to the existence of a Force Majeure event, as described in Section 16.17 of this Agreement, which is reasonably determined by the terminating Party to be a continuing condition.

      Provided, however, that no such termination under this section after the Effective Date shall operate to rescind the transfer of the assets, as listed in Attachment 3: Asset List, unless IBM terminates this Agreement pursuant to Section 5.0 for MSL's failure to pay for such assets, in which case MSL shall return, at its cost, all such assets in MSL's possession at termination.

5.2   Rights Upon Termination

      a) Upon the expiration or termination for default of this Agreement, MSL will:


            i) within [*] after expiration or receipt of termination notice for default of this Agreement from IBM, cancel all Parts purchase orders, and within [*], after such expiration or termination notice, prepare and submit to IBM a written inventory in reasonable detail of each of the following items in MSL's possession as of the date of termination:


                  1. All Parts and partially completed Products. MSL shall
            continue to provide a detailed listing of Parts purchase order cancellations weekly until all issues are agreed to and resolved by the Parties.

                  2. All labeling and packaging material used for Products.

                  3. All completed Products covered by a Purchase Order not
            previously shipped to IBM.


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                  4. All IBM owned tooling.

            ii) assist in the transfer of MSL responsibilities and Products as described in Attachment 1: Statement Of Work, to IBM or to another party that IBM designates.


            iii) within [*] after expiration or termination of this Agreement, MSL shall return to IBM all copies of IBM Product documentation and all copies of any IBM confidential documents, discs, tapes and other media materials containing IBM confidential information of IBM.


      b)    Upon termination by IBM due to a default by MSL pursuant to Section
            5.1 above, IBM shall, at its option, elect to do one of the following:

            i) be entitled to terminate all outstanding Purchase Orders without liability for such termination and purchase MSL's inventory of Parts, including Parts to be delivered to MSL to meet IBM's forecasted requirements, subject to the Supply Flexibility set forth in Appendix 4 to the Statement of Work. This purchase shall not include any Parts that are cancelable or otherwise transferable to IBM:

            ii) require delivery of all partially completed, and completed Products and inventory of purchased Parts, and buy them. This shall include Parts purchased and to be delivered to MSL to meet IBM's forecasted requirements, subject to the Supply flexibility set forth in Appendix 4 to the Statement of Work, but shall not include any Parts that are cancelable or otherwise transferable to IBM; or


            iii) require completion and delivery of any remaining units of Products on order as of the date of termination including inventory of purchased Parts and Parts purchased and to be delivered to MSL to meet IBM's forecasted requirements, subject to the Supply Flexibility set forth in Appendix 4 to the Statement of Work, but not including any Parts that are cancelable or otherwise transferable to IBM, and buy them, in which case MSL's obligations under 5.2 a) iii will be suspended until [*] after the appropriate Delivery Date.


      c)    Upon termination by MSL due to default by IBM, pursuant to Section
            5.1 above, MSL shall complete Product(s) on order as of the date of termination, sell them to IBM, and deliver and sell to IBM Parts inventory. This shall include Parts purchased and to be delivered to MSL to meet IBM's forecasted requirements, subject to the Supply Flexibility set forth in Appendix 4 to the Statement of Work, but shall not include any Parts that are cancelable or otherwise transferable to IBM.

5.3   Prices Upon Termination


      a) The price for completed Product(s) including provisions relating to IBM's [*] shall be as described in Attachment 1; Statement of Work. The Parties agree to negotiate in good faith the price for partially completed Products, but in no



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            event will MSL be required to accept a price for partially completed
            Product that is lower than the completed Product price multiplied by the "percentage of Product completion". Such a percentage shall equal [*] times a fraction, the numerator of which is the [*] within, and the [*] on, such [*] to the date of [*], and the denominator of which is equal to the [*] of the [*] if [*], all as determined by MSL in good faith and subject to verification and agreement by IBM. In no event will IBM be required to pay more for a partially completed Product than the price for a completed Product.

                                       [*]

      b) The price for Parts, whether in inventory or on order to meet IBM's forecasted requirements, shall be an amount equal to MSL's
            [*] as provided in Apppendix I of the Statement of Work. This shall not be applicable to Parts that are cancellable or otherwise transferable to IBM.


SECTION 6.0 PAYMENT

6.1   IBM to MSL


      a) MSL will invoice IBM [*] for all completed Products, after shipping transactions have been processed by MSL. MSL will invoice IBM [*] for all Integration work after shipping transactions have been processed by MSL. For all other Services, MSL will invoice IBM [*]. IBM will pay MSL within [*] Days after receipt of an acceptable invoice.


      b) MSL may offset any amount owed IBM by MSL against any amounts owed MSL by IBM upon written approval of IBM, provided any such debts have been generated under this Agreement.

6.2   MSL to IBM


      a) MSL will pay IBM within [*] Days of receipt of an acceptable invoice from IBM.


            IBM may offset any amounts owed IBM by MSL against any amounts owed MSL by IBM under this Agreement, upon written approval of MSL provided any such debts have been generated under this Agreement

      b) Invoices must reference this Agreement by name, date, and Purchase Order number. Invoices will be sent to the addresses below:

            IBM Corporation
            Accounts Payable
            1701 North Street


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            P.O. Box 8098
            Endicott, NY. 13760

            A copy of the invoice will be sent to:

            IBM Corporation
            8501 IBM Drive
            Charlotte, N.C. 28262-8563
            Attn: MSL Project Office

      c) Upon IBM request, MSL will send originals and copies of invoices to other IBM locations.

      d)    Any amounts owed IBM should be sent to:

            IBM
            8501 IBM Drive
            Charlotte, NC 28262
            Attn: MSL Project Office

6.3 Both parties agree to financially contribute to those activities defined in Attachment 4: Expense Participation and at the stated contribution, unless otherwise agreed to in writing.

SECTION 7.0 AUDIT


      a) IBM may perform process audits at MSL's or an MSL Related Company's Work Center or MSL's subcontractors' facilities to assure that identified IBM specifications have been complied with. IBM shall advise MSL [*] in advance of the scope and method by which such audits are to be conducted. MSL will be given the opportunity to comment upon these procedures prior to the audit taking place. For all identified IBM specifications, MSL will maintain and produce for IBM process documentation for use in all audits performed by IBM and will have current copies of said documentation available prior to the start of an audit.

      b) Upon completion of all audits performed, IBM will provide written documentation to MSL of the audit results in the form of an audit report. MSL will be required to respond in writing to IBM on the completion status of all actions and or requirements identified in the audit report within [*] of receipt of the audit report.


SECTION 8.0 PURCHASE OF ASSETS


      a) On the Effective Date, MSL shall purchase all tangible assets listed in Attachment 3: Asset List, Part 1A and non-capitalized hand tools used in the manufacture of Products for [*]. Within [*] of the Effective Date, IBM shall give the tangible assets listed in Attachment 3: Asset List, Part 1B to MSL. On the Effective Date, MSL shall purchase



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            the assets listed in Attachment 3: Asset List, Part 2 for the amount stated on the bill of sale for such assets and pay for such assets in full by or before December 1, 1998 (the "Payment Date").


      b)    The Parties acknowledge that the assets listed in Attachment 3:
            Asset List, are a pro forma listing only and that within 10 (ten) days of the Effective Date, both parties agree to perform a physical audit of these assets listed and in IBM's possession as of the Effective date to ascertain that the assets located during that physical audit are verified. Within 20 (twenty) days after the Effective Date, IBM will prepare a listing of the assets in Attachment 3: Asset List, Part 1B to verify IBM's net book value of the assets plus [*] for each non-capitalized printer. This listing shall contain the price for each asset listed separately. MSL shall notify IBM within 30 (thirty) days of the Effective Date if it does not wish to receive all of the available tangible assets in Attachment 3: Asset List, Part 1B by notifying IBM in writing of the types of equipment it does not wish to receive. IBM shall choose which equipment MSL will receive based on MSL's chosen equipment type. The startup and investment expense defined in Attachment 4,
            Section 3, shall be reduced by IBM's net book value of the assets in
            Part 1B for the equipment accepted by MSL plus [*] for each non-capitalized printer. In any event, the physical audit for all assets shall result in a new listing for the assets contemplated hereunder which listing shall be substituted for the Attachment 3:
            Asset List that is attached to this Agreement at the Effective Date. The amount stated on the bill of sale of the assets listed in Part 2 shall reflect the results of a physical audit and obsolescence review. Such adjustments shall be subject to the mutual agreement of the Parties.


      c) If by the Payment Date, MSL fails to pay IBM in full for the assets listed in Attachment 3: Asset List, Part 2 at the price specified in
            b) above, IBM may offset the balance owed by MSL as provided in
            Section 6.2(a) above, and without MSL's further consent, until IBM has recovered such balance.

      d) MSL acknowledges that IBM has not made any representations or warranties with respect to the assets listed in Attachment 3: Asset List, except those expressly set forth in this Agreement, including, but not limited to the representation and warranty of title. All assets delivered to MSL pursuant to this section shall be provided on an 'AS IS' basis. NO OTHER WARRANTIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR THE WARRANTY OF NON-INFRINGMENT ARE PROVIDED HEREUNDER.


      e) In the event of termination or expiration of this Agreement pursuant to Section 5.0 above, IBM shall have an option, which shall expire [*] after such termination or expiration, to purchase from MSL, at a reasonable price agreeable to the Parties, all assets used by MSL to perform the manufacturing and fulfillment functions



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            outlined in Attachment 1: Statement of Work, to the extent owned or transferable by MSL, and required by IBM to perform such functions.

      f) Assets purchased by MSL and listed in Attachment 3: Asset List, Part 2 are to be used solely in Products purchased by IBM pursuant to the Attachment 1: Statement of Work.

SECTION 9.0 PERSONNEL

      a) Attachment 2 contains a list of the individuals employed by IBM at the date hereof in connection with this Agreement, including active employees and employees who are on leave of absence or sick leave (herein the "Employees").

      b) MSL will make an unconditional employment offer to the Employees, listed in Attachment 2, to be effective on the Effective Date of this Agreement. The Employees who accept employment offers from MSL and who have begun their employment with MSL ("Transferred Employees") will be employed by MSL in accordance with the terms set forth below. IBM will terminate all Employees, listed in Attachment 2, at the Effective Date of this Agreement and IBM will be responsible for any and all employment related liabilities up to the Effective Date, including, but not limited to, vacation and sick time, workers compensation claims, variable compensation, and severance.


      c) MSL agrees that all Transferred Employees will be continuously employed by MSL for at least [*] after the Effective Date, except as otherwise provided herein, and will receive a total compensation package as identified in Attachment 2: Employee list and Benefits Information. Furthermore, with respect to the Transferred Employees, MSL shall grant, to the extent granted by IBM, credit for service with IBM prior to the Effective Date for purposes of participation and eligibility to participate under MSL's employee benefit plans and other policies and programs of MSL.


      d) Nothing in this Agreement shall operate in any way to limit or prevent MSL from terminating any Transferred Employee at any time for reasons of cause related to poor job performance or conditions of employment.


      e) If MSL suffers a substantially adverse change in its business, related to a reduction in IBM's Products requirements, including reductions of Products requirements due to migration to a competitive supplier, [*] MSL may terminate such number of Transferred Employees as it deems necessary. However, IBM shall only reimburse MSL for termination benefits paid to such Transferred Employees, which are substantially similar to IBM's then severance package, and provided that all MSL subcontractors and other MSL non management employees assigned to the US Work Center have been terminated prior to or along with the termination of the Transferred Employees.



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      f)    IBM agrees that, for a period of [*] from the Effective Date of this
            Agreement, it will not in any way solicit for employment any Transferred Employees without the prior written consent of MSL; provided, however, that the foregoing will not restrict or prevent IBM from a) employing any such person who contacts IBM on his or her own initiative without any solicitation or encouragement from IBM or b) by using general employment advertising or communications or independent search firms, hiring any person who responds thereto, provided that IBM does not direct or encourage such independent search firms to solicit such Transferred Employees.


SECTION 10.0 LEASE OF PREMISES

      The Lease of Premises Agreement is a separate agreement governing the lease of certain IBM buildings to MSL, the execution of which is a condition precedent to the effectiveness of this Agreement.

SECTION 11.0 MANUFACTURING, FULFILLMENT, AND INTEGRATION

      Attachment 1 is the Statement of Work that outlines the manufacturing, fulfillment, and Integration requirements and responsibilities of both parties.

SECTION 12.0 TRANSITION SERVICES

      Supplement 1 to the Statement of Work identifies the Transition Services that the Parties are to perform in accordance with the prices set forth therein and starting on the Effective Date of the Agreement. All Transition Services will expire December 31, 1998.

SECTION 13.0 INTELLECTUAL AND INDUSTRIAL PROPERTY

13.1 IBM assumes and will assume ownership and MSL assigns and will assign all intellectual and industrial property rights for hardware, software, design and documentation of all Products delivered under this Agreement

      IBM will also own and MSL will assign any invention made by MSL on Products, and on any invention related to IBM processes and systems that MSL makes while MSL uses those processes and systems in the performance of this Agreement provided that nothing herein shall restrict MSL's right to use such inventions in the performance of its obligations hereunder. MSL shall not use any proprietary processes for the assembly, subassembly and final tests, and quality testing of the Products subject to this Agreement unless otherwise agreed to by the Parties in writing.

13.2  Confidential Information and Advertising


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      a)    IBM shall not receive confidential information from MSL under this
            Agreement. However, if it becomes necessary for IBM to give certain confidential information to MSL, it will be done so pursuant to the Agreement for Exchange of Confidential Information ("AECI") Number 4998S60076.

      b) All information considered confidential by IBM will be marked confidential by IBM prior to the exchange. If the confidential information is to be disclosed orally, IBM will promptly provide MSL with a written summary following the disclosure. In the event, the information is not marked confidential, it shall not be deemed confidential.

      c) Each time IBM wishes to disclose specific information to MSL, IBM will issue a supplement to the above referenced AECI. All requests to disclose confidential information must be approved by the Relationship Managers. During the term of this Agreement and upon the request of IBM, MSL shall return all confidential information immediately.

      d) Neither Party shall disclose the terms of this Agreement to any third Party, including debt or financing institutions, without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except as required by law. Each Party shall provide the other with prior written notice of any such required disclosure.

      e) Neither Party shall make any public announcements regarding this Agreement or matters pertaining hereto, other than as may be expressly agreed upon in advance by the Parties in writing.

13.3  Licenses

      a) Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement grants or may grant MSL any rights or licenses in any preexisting intellectual property of IBM except that IBM grants MSL a royalty-free license to use the confidential information disclosed in connection with this Agreement under the AECI referenced in 13.2 necessary to manufacture Products solely for IBM. Any other license to IBM's intellectual property must be accomplished through a separate written agreement signed by IBM.

      b) As of the Effective Date, to the best of IBM's knowledge, IBM has licenses and permits and other governmental authorizations and approvals required for IBM's use of the assets in Attachment 3:
            Asset List, except where the failure to have such licenses and permits would not have a material adverse effect on IBM's ability to use or operate the assets. All such licenses and permits held by IBM which are material to the operation of the assets are valid and in full force and effect and there are not pending or, to the knowledge of IBM, threatened in a writing to IBM, any proceedings which could result in the termination or impairment of any such license or permit which termination or impairment would materially interfere with the operation or use of the assets as


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            presently operated or used by IBM. The Parties acknowledge that MSL may be required to seek and that IBM is not responsible for obtaining for MSL regulatory or other permitted transfers of, or obtain through separate application for itself, any applicable licenses and permits, including environmental licenses and permits, which are required for MSL's operation or perfection ownership of the assets.

SECTION 14.0 WARRANTIES

14.1  Representations and Warranties of IBM

      IBM represents and warrants to MSL that the statements contained in this
      Section 14.1 are correct and complete, and the following representations and warranties shall be deemed to have been made again on and as of the Effective Date. The effectiveness of this Agreement shall be subject to the condition that IBM deliver to MSL a certificate on and as of the Effective Date that such representations and warranties are correct and complete as of such date.

      "To the best of IBM's knowledge" shall be defined as the information available to IBM Charlotte Management after due inquiry as of the Effective Date. A materially adverse effect shall be defined as an outcome where MSL is unable to acquire appropriate title for assets to be purchased under this Agreement.

      a)    Organization of IBM

            IBM is a New York corporation, duly organized, validly existing, and in good standing under the laws of New York. IBM has all corporate powers and all material governmental licenses, authorizations, permits, consents, and approvals required to carry on its business as now conducted.

      b)    Authorization of Transaction

            IBM has the power and authority (including full corporate power and authority) to execute and deliver this Agreement and all other documents contemplated hereby and to perform its obligations hereunder. All corporate and other actions or proceedings to be taken by or on the part of IBM to authorize and permit the execution and delivery by IBM of this Agreement and the instruments required to be executed and delivered by IBM pursuant hereto, the performance by IBM of its obligations hereunder, and the consummation by IBM of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and delivered by IBM and constitutes the legal, valid and binding obligation of IBM, enforceable in accordance with its terms and conditions.

      c)    Noncontravention

            Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby do or will


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            i)    conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of IBM, or

            ii) result in or give rise to the imposition of any lien upon the assets listed in Attachment 3: Asset List that would have a materially adverse effect on the assets listed therein, or

            iii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling charge or other restriction of any Governmental Authority to which IBM is subject.

            Except for the required filings under the Hart-Scott-Rodino Act, IBM is not required by applicable law or other obligation to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority or other person in order for the Parties to consummate the transactions contemplated by this Agreement.

d)    Assets Used by IBM to Conduct Business

      The assets listed in Attachment 3: Asset List, Part 1 and in Attachment 5:
      Equipment and Program Loan List are the tangible assets used by IBM up until the Effective Date for the operation of the business to be conducted by MSL on and after the Effective Date and pursuant to Attachment 1:
      Statement of Work.

e)    Inventory

      The assets listed in Attachment 3: Asset Listing, Part 2 and in Attachment 5: Equipment and Program Loan List are the tangible assets used by IBM up until the Effective Date to build to the IBM specification and designs to be used by MSL in fulfilling its obligations on and after the Effective Date and pursuant to Attachment 1: Statement of Work.

f)    Title to Assets

      IBM has good and marketable title to all assets listed on Attachment 3:
      Asset Listing, free and clear of any liens or encumbrances and MSL shall acquire a bill of sale transferring good and marketable title to said assets, free of liens and encumbrances. However, in the event MSL discovers any materially adverse lien or encumbrance that prevents MSL from using or operating the assets, within sixty (60) days after such notice to IBM, IBM shall clear all such materially adverse lien or encumbrances. If IBM is unable to clear all such materially adverse liens or encumbrances within sixty (60) days after notice, IBM shall complete reasonable actions necessary, to provide MSL with materially unencumbered enjoyment of the assets.

g)    Employees

      To the best knowledge of the Charlotte Program Director of General Hardware and Communications, Procurement, no employee or group of employees has any plans to refuse to accept any offer of employment from MSL made in compliance with this Agreement.


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14.2  Representations and Warranties of MSL

      MSL represents and warrants to IBM that the statements contained in this
      Section 14.2 are correct and complete, and the following representations and warranties shall be deemed to have been made again on and as of the Effective Date. The effectiveness of this Agreement shall be subject to the condition that IBM deliver to MSL a certificate on and as of the Effective Date that such representations and warranties are correct and complete as of such date.

      a)    Organization of MSL

            MSL is a California corporation, duly organized, validly existing, and in good standing under the laws of California. MSL has all corporate powers and all material governmental licenses, authorizations, permits, consents, and approvals required to carry on its business as now conducted.

      b)    Authorization of Transaction

            MSL has the power and authority (including full corporate power and authority) to execute and deliver this Agreement and all other documents contemplated hereby and to perform its obligations hereunder. All corporate and other actions or proceedings to be taken by or on the part of MSL to authorize and permit the execution and delivery by MSL of this Agreement and the instruments required to be executed and delivered by MSL pursuant hereto, the performance by MSL of its obligations hereunder, and the consummation by MSL of the transactions contemplated here, have been duly and properly taken. This Agreement has been duly executed and delivered by MSL and constitutes the legal, valid and binding obligation of MSL, enforceable in accordance with its terms and conditions.

      c)    Noncontravention

            Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby do or will:

            i) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of MSL or MSL Related Companies, or

            ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling charge or other restriction of any Governmental Authority to which MSL or MSL Related Companies is subject.

            Except for the required filings under the Hart-Scott-Rodino Act, neither MSL nor any of its subsidiaries is required by applicable law or other obligation to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Governmental Authority or other person in order for the Parties to consummate the transactions contemplated by this Agreement.

      d)    I/T Solution Necessary to Conduct Business

            To the best of MSL's Vice President, Information Technology's knowledge and in reliance on IBM's representations in Section 14.1(d), MSL has an appropriate I/T


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            Solution necessary to use the assets used by IBM as stated in
            Section 14.1(d) to fulfill its obligations under Attachment 1:
            Statement of Work.

SECTION 15.0 INDEMNIFICATION AND LIMITATION OF LIABILITY

15.1  Scope of MSL's Indemnity

      MSL agrees to protect, defend, hold harmless, and indemnify IBM from and against any and all claims, damages, liabilities, losses and expenses, arising out of the following, whether alleged or actual:

      a) infringement by MSL in rendering performance under this Agreement or any Product Attachments or by any MSL procured Parts, processes, designs, deliverables or any preexisting material contributed by MSL from which any Products are prepared, of any patent, trademark, trade name, copyright, mask work right or trade secret valid anywhere in the world, except that MSL shall have no indemnity obligation for any claim alleging infringement of any trademark including any trade name, product name or similar right resulting from the use of any name or mark selected by IBM;

      b) failure of MSL to comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to the manner of or carrying on of MSL's operations and/or parts and processes used in Products,

      c) failure of MSL to perform MSL's warranty described in the Statement of Work and support obligations or similar services as set forth in any Product Attachment issued hereunder.

            Notwithstanding the foregoing, MSL shall have no obligation to indemnify IBM under this Section 15.1 to the extent that such third party claim (i) is caused by MSL's material compliance with a written specification provided by an authorized representative of IBM or (ii) results from a defective design of a Product, to the extent that such defect is the result of the written specifications or designs provided by an authorized representative at IBM.

15.2  Payment and Cooperation

      a) MSL shall pay all damages, settlements, expenses and costs, including court costs and attorneys' fees, reasonably incurred by IBM, arising out of the matters set forth in Section 15.1 provided that such payment shall be contingent on:

            i) prompt notice by IBM to MSL in writing of such claim to enable MSL to defend;

            ii)   cooperation by IBM and MSL in the defense thereof; and

            iii) IBM allowing MSL to control the defense or settlement of the claim, provided that IBM may at its option participate in the proceeding with its own counsel and at its own expense, but MSL shall retain control of the defense of the claim.


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      b)    In the event that any occurrence within the scope of the indemnity set forth in 15.1 above is alleged or proved, MSL may, at its sole discretion and at its own expense in order to remedy any such infringement for the future, procure any necessary license rights, or make use of non-infringing designs, processes, Parts, deliverables or other materials, so long as such substitute items do not result in the Products failing to comply with the specifications, requirements, and warranties set forth in this Agreement.

15.3  Limitations of Liability

      a) Neither Party will be liable to the other for lost profits, consequential, punitive, or incidental damages, even if informed of the possibility that such damages may be incurred.


      b) The total liability for either Party, regardless of the form of action, whether contract or tort, is limited to three percent (3%) of the value of the bill of materials contained in the Products delivered to IBM and IBM Customers by MSL in the period beginning with the Effective Date of the Agreement through the resolution of the action.
 .


SECTION 16.0 GENERAL

16.1  Product, Technology and Process Changes

      a) If IBM elects to amend the specification or the process for manufacturing Products, IBM will notify MSL of the changes in writing. MSL will promptly inform IBM of any changes to Delivery Dates, lead times, process changes, Parts requirements, Parts obsolescence, scrap, rework and any requested price changes that will result from the required changes. If IBM then elects to proceed in accordance with the changes proposed by MSL, IBM and MSL will agree to a plan to address the issues described in the proceeding sentence. MSL will thereafter implement the agreed to changes.

      b) MSL will not implement any change to its specifications, technology, materials or process that may affect form, fit, or function of characteristics of Products without IBM's prior written consent. IBM will make a reasonable effort to accommodate MSL's request for change; however, IBM is not obligated to accept any changes proposed by MSL.

      c) Once a plan described in a. above has been agreed to, MSL will not start any new units of Product which do not incorporate the agreed change.

16.2  Assignment

      Neither Party may assign, transfer or subcontract any rights or duties under this Agreement without prior written approval by the other Party. MSL may assign or subcontract all or any part of this Agreement to any MSL Related Company with IBM's prior written consent which shall not be unreasonably withheld or delayed. MSL may not assign or transfer any rights or duties under this Agreement without prior written approval by IBM. MSL shall


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      provide IBM with all relevant details prior to implementing any change to its use of subcontractors performing work relating to IBM's Purchase
      Orders.

16.3  Gratuities

      Each Party agrees that it shall maintain and enforce a corporate policy designed to ensure that its employees, agents, or representatives will not offer any gratuity to the other Party's employees, agents, or representatives for any reason, including a view towards securing favorable treatment from such other Party.

16.4  Compliance with Law

      In the performance of this Agreement and related Purchase Orders the Parties shall comply with the laws of the United States unless otherwise specified, including but not limited to, those affecting price, production, purchase, sale, use and export of Products, environmental and labor laws.

16.5  Sale or Merger

      During the term of this Agreement, if MSL decides to sell a substantial portion of its assets or operations outside the ordinary course of its business, or to merge or transfer ownership of MSL to a third Party, MSL will immediately notify IBM. MSL warrants that any new company resulting from the sale or merger of MSL will accept and assume full responsibility for the performance of this Agreement.

16.6  Trademark

      Nothing in this Agreement gives either Party the right to use the other Party's name, trademark, or logo except where necessary in the ordinary course to perform this Agreement or where otherwise authorized in writing by the other Party in conjunction with this Agreement.

16.7  Assignees and Visits

      If IBM determines that there is a business need for employees of IBM to reside on the premises of MSL Work Centers. IBM will request MSL's approval, and will request that MSL provide suitable working office space and associated utilities for employees of IBM on the premises of MSL Work Centers. MSL's approval and MSL's provision of office space and utilities shall not be unreasonably withheld. MSL will also allow business visits by employees of IBM and IBM customers to facilities of MSL. The details of such visits will be agreed to between the Parties on a case-by-case basis. Where business visits are exceptional and primarily for the benefit of MSL, they will be paid for by MSL.

16.8  Failure to Enforce


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      The failure of either Party to enforce at any time or for any period of time the provisions of this Agreement shall not be construed to be a waiver of such provisions or of the right of such Party to enforce each and every provision in the future.

16.9  Governing Law

      This Agreement and the performance of transactions under this Agreement shall be governed by the substantive laws of the state of New York. The parties expressly waive any right to a jury trail regarding disputes related to this Agreement. Any legal or other action related to a breach of this Agreement must be commenced no later than [*] from the date of the breach in a court sited within the State of New York.

16.10 Severability

      If any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions of this Agreement shall remain in full force and effect.

16.11 Notices

      Any notice which any Party desires or is obligated to give to the other shall be given in writing or by telecopy and sent to the appropriate address. Notices required under this section must be addressed to the address shown below. All other notices shall be sent to the address specified in the appropriate Product Attachment or, if none is specified, to the address shown below or to such other address as the Party to receive the notice may have last designated in writing.

      The addresses for notices shall be:

      IBM                                MSL
      8501 IBM Drive                     200 Baker Avenue
      Charlotte, NC 28262                Concord, MA 01742
      Attn: MSL Project Office           Attn: General Counsel

      Telephone: 704-594-1964             Telephone: 978-287-5630
      Facsimile: 704-594-4108             Facsimile: 978-287-5635

      Either Party may change its address for this section by giving written notice to the other Party. The notifying Party must receive a confirmation within seven (7) Days of notification.

16.12 Agency


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      This Agreement does not create either a principal to agent, employer to employee, partnership, joint venture, or any other relationship except that of independent contractors between MSL and IBM.

16.13 Headings

      Headings to paragraphs and sections of this Agreement are for the convenience of the Parties only. They do not form a part of this Agreement and shall not in any way affect its interpretation.

16.14 Records

      The Parties agree to keep complete and accurate records related to the manufacture of Products for a period of five (5) years after the termination or expiration of the Product Attachment to which they relate.

16.15 Prohibited Suppliers

      IBM may provide MSL a lists of suppliers with whom MSL is prohibited from conducting any business in connection with this Agreement for the purposes of ensuring that IBM comply with the requirements of any governing laws. MSL agrees to abide by the reasonable requirements of these lists except to the extend that such compliance itself would constitute a violation of the laws of the United States or of any state or local government.

16.16 Entire Agreement

      The provisions of this Agreement, including all Appendices, Supplements, Attachments, and Purchase Orders, and all documents expressly incorporated herein by reference, constitute the entire agreement between the Parties and supersede all prior intentions, proposals, understandings, and communications.

16.17 Force Majeure


      Neither Party shall be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances or events that were not foreseeable, or if foreseeable could not have been reasonably avoided including, but not limited to, fire, flood, war, embargo, strike, riot, prolonged scarcity of necessary raw materials, inability to secure transportation or the intervention of any governmental authority, provided that the Party suffering such delay immediately notifies the other Party of the delay. If such delay shall continue for more than [*], the Party injured by the inability of the other to perform shall have the right upon written notice to either a) terminate this Agreement as set forth in Section 5.1 c or b) treat this Agreement as suspended during the delay and reduce any commitment in proportion to the duration of the delay.



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16.18 No Third Party Beneficiaries

      This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors or permitted assigns

16.19 Expiration of Representations and Warranties


      All representations and warranties made by the Parties in this Agreement or in any schedule, document, certificate or other instrument delivered by or on behalf of the Parties pursuant to this Agreement shall expire on the [*] anniversary of the Effective Date.


16.20 Remedies Cumulative

      The remedies set forth in this Agreement are cumulative and are in addition to any other remedies allowed at law or in equity. Resort to one form of remedy shall not constitute a waiver of alternate remedies.

16.21 Excused Exceptions to MSL Performance

      a) Notwithstanding anything herein to the contrary, MSL may, upon written notice to IBM, delay or suspend performance to supply any Products or Services to IBM (i) if MSL has received notice from a third party, or based on the reasonable advice of legal counsel reasonably believes, that the supply of such Products or Services would subject MSL to liability for infringement or liability related to a defective design to a Product caused by MSL's material compliance with a written specification provided by an authorized representative of IBM or (ii) if IBM, pursuant to the Equipment Program and Loan Agreement, requires MSL to return a Loaned Item (as defined in said Equipment Program and Loan Agreement) which MSL reasonably believes is necessary to supply such Products or Services. MSL's decision not to supply Products or Services as provided in this Section 16.21 shall not constitute a breach or other violation of this Agreement.

      b) IBM may, at its sole discretion and at its own expense in order to remedy any such suspensions listed in a) above, procure any necessary license rights, or make use of non-infringing designs, processes, Parts, deliverables, equipment or other materials, so long as such substitute items do not result in the Products failing to comply with the specifications, requirements, and warranties set forth in this Agreement.


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              [The remainder of this page intentionally left blank]


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                                 Dated 05/05/98

                     Amendment 001 to Outsourcing Agreement
                                    between
                                   IBM and MSL

This document amends Attachment 4 to the Outsourcing Base Agreement between International Business Machines Corporation and Manufacturer's Services Western U.S. Operations, Inc. The effective date of this Amendment is the date executed by both parties.

The parties agree to make the following change:

Delete Item 3 a) of Attachment 4 to the Outsourcing Base Agreement in its entirety and replace it with the following:


a) IBM shall pay MSL up to [*] for 1998 start up and investment expenses related to the US Work Center. MSL may submit invoices to IBM commencing on the Effective Date of the Agreement through [*] for the following actual startup and investment expenses for the US Work Center: I/T application set up including related travel and consultant fees, hardware, software including application software and licenses, network infrastructure, line servers and user workstations and training. MSL shall, if requested by IBM, provide a projection of expenses by quarter.


All other terms and conditions of the Outsourcing Base Agreement and it's attachments shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

          ACCEPTED AND AGREED TO:                 ACCEPTED AND AGREED TO:

          International Business                  Manufacturer's Services
          Machines Corp.                          Western U.S. Operations, Inc

     By:  /s/ Roy B. Covington III           By:  /s/ Kevin C. Melia
          ------------------------------          ----------------------------

          Roy B. Covington III                    Kevin C. Melia
          ------------------------------          ----------------------------
          Print Name                              Print Name

          Industry Solutions Production           President, CEO
          ------------------------------          ----------------------------
          Title  Procurement Manager              Title

          6/15/98                                 6/15/98
          ------------------------------          ----------------------------
          Date                                    Date

                     Amendment 002 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacturer's Services Western U.S. Operations, Incorporated ("MSL"), dated 05/05/98 ("Agreement"). The effective date of this Amendment is the date executed by authorized representatives of both parties.

The parties agree to make the following changes:

1. Delete Section 24.2(d) in Attachment 1, Statement of Work of the Agreement in its entirety and replace with the following:

"d) MSL SLA (Service Level Agreement) requirements for local or remote systems availability and performance will be negotiated in compliance with IBM's service level expectation for a manufacturing process on or before October 31, 1998."

2. Delete Section 3 (vii) in Supplement 1 Transition Services, Section II- Sale of IBM Services, Section 4.0 IBM Responsibilities in its entirety and replace with the following:


"vii) create a net sum invoice to MSL weekly that represents monies owed to MSL by IBM and monies owed IBM by MSL. Lease payments will not be netted with this invoice."

All other terms and conditions of the Agreement and its attachments shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

          ACCEPTED AND AGREED TO:              ACCEPTED AND AGREED TO:

     By:  International Business          By:  Manufacturer's Services
          Machines Corp.                       Western U.S. Operations, Inc

          /s/ Roy B. Covington III             /s/ Dale Johnson
          ------------------------------       ----------------------------

          Roy B. Covington III                 Dale R. Johnson
          ------------------------------       ----------------------------
          Print Name                           Print Name

          Industry Solutions Production
          Procurement                          Exec. Vice President
          ------------------------------       ----------------------------
          Title                                Title

          9/23/98                              9/23/98
          ------------------------------       ----------------------------
          Date                                 Date

                     Amendment 003 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacture's
Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). Once signed by both parties the effective date of this amendment is January 1, 1999.

The parties agree to make the following changes:

1. Delete paragraph 2 in Supplement 1 to Attachment 1, Statement of Work, to the Agreement in its entirety and replace with the following:

"This is a Supplement to Attachment 1, Statement of Work ("SOW"), and outlines the Transition Services that will be performed by both Parties from the Effective Date of the Agreement through February 25, 1999."

2. Delete Section 2.0 Term, SECTION I - Wedge Products in Supplement I to Attachment 1. Statement of Work, to the Agreement in its entirety and replace with the following:

The following replaces Section 2.0 of the SOW in its entirety.

This Supplement and its Attachments shall become effective upon execution of the SOW and expire [*] unless terminated as provided in Section 5.0 of the Base Agreement. This Supplement may be extended for periods of three (3) months under mutually agreed to terms and conditions. Extensions will be mutually agreed to in writing by both parties.

3. Delete Section 2.0 Term. SECTION II - Sale of IBM Services in Supplement 1 to Attachment 1, Statement of Work, to the Agreement in its entirety and replace with the following:

"The following replaces Section 2.0 of the SOW in its entirety.

This Supplement and its Attachments shall become effective upon execution of the SOW and expire [*] unless terminated as provided in Section 5.0 of the Base Agreement. This Supplement may be extended for periods of three (3) months under mutually agreed to terms and conditions. Extensions must be mutually agreed to in writing by both parties.

4. Delete paragraph 2, Section 24.0 Information Technology Services ("I/T Services"), Section II - Sale of IBM Services in Supplement 1 to Attachment 1, Statement of Work, to the Agreement in its entirety and replace it with the following:

"Within sixty (60) Days after the Effective Date of this Agreement, IBM and MSL must develop a mutually acceptable written migration plan to migrate to an MSL I/T solution for the U.S. Work Center. The migration plan will include the systems and applications identified on the attached Application Matrix below. All migration is to be completed by February 26, 1999. Any changes or upgrades to the mutually acceptable written migration plan shall be negotiated separately."

5. Delete Scope of Services: b), Section 24.0 Information Technologies Services ("I/T Services"), SECTION II - Sale of IBM Services in Supplement 1 to Attachment 1, Statement of Work, to the Agreement in its entirety and replace it with the following:

"b) Any extension of the I/T Services beyond the February 26, 1999 date, due to an MSL delay, will be priced at IBM's then prevailing commercial rates."

                     Amendment 003 to Outsourcing Agreement
                                     between
                                   IBM and MSL

6. In addition to the above IBM and MSL agree to the following:


a) Negotiate in good faith an adjustment to the payment amount stated in
Section 7.0 Price, SECTION II--Sale of IBM Services in Supplement 1 to Attachment 1, Statement of Work, to the Agreement on or before January 15, 1999. At this time, it is as follows,

"Commencing on the Effective Date of the Agreement through December 31, 1998, IBM will not charge MSL for the services provided under Transition Services
Section II--Sale of IBM Services. During any extension, due to any MSL delay, of Transition Services beyond December 31, 1998, MSL's payment to IBM shall be as mutually agreed to in writing by both parties and shall be [*] dollars per month."

b) Amend the Application Matrix of SECTION II--Sale of IBM Services in Supplement 1 to Attachment 1, Statement of Work, to the Agreement on or before January 15, 1999.

All other terms and conditions of the IBM/MSL Outsourcing Agreement, its attachments, and amendments shall remain in force and effect.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

          ACCEPTED AND AGREED TO:              ACCEPTED AND AGREED TO:

          International Business               Manufacturer's Services
          Machines Corp.                       Western U.S. Operations, Inc.

     By:  /s/ Roy B. Covington III        By:  /s/ Dale Johnson
          -------------------------------      --------------------------------

          Roy B. Covington III                 Dale R. Johnson
          -------------------------------      --------------------------------
          Print Name                           Print Name

          Industry Solutions Production
          Proc Mgr                             Exec. V.P.
          -------------------------------      --------------------------------
          Title                                Title

          January 12, 1999                     January 12, 1999
          -------------------------------      --------------------------------
          Date                                 Date

                                  Supplement I
                               Transition Services
                                 (Amendment 003)

------------------------------------------------------------------------------------------------------------------
                              Application Matrix
------------------------------------------------------------------------------------------------------------------
Application Name              Description                                    MSL Action
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
AAS                          Corp Order Entry System                         Cont to Use via online access
------------------------------------------------------------------------------------------------------------------
Alternate Channel Planning   Lotus Spreadsheets                              Cont to Use
------------------------------------------------------------------------------------------------------------------
ASPECT                       Eng for Technology Products                     N/A No longer
------------------------------------------------------------------------------------------------------------------
ATC                          EMLS transmission to Ger.                       Replace
------------------------------------------------------------------------------------------------------------------
Bwacs                        Box WAC Cost Application                        Replace
------------------------------------------------------------------------------------------------------------------
CADAM                        CAD Drawings                                    Replace
------------------------------------------------------------------------------------------------------------------
Carrier Direct               WT billing data & Mcs ships for Costs           Replace
------------------------------------------------------------------------------------------------------------------
CATIA                        CAD Application                                 MSL to use external license
------------------------------------------------------------------------------------------------------------------
Claim Ship                   Final Mach claims for Acct period               Replace
------------------------------------------------------------------------------------------------------------------
COATS & Bridges              COATS is corp bridges are local                 Replace
------------------------------------------------------------------------------------------------------------------
COLTS                        Purchasing Contracts                            Replace
------------------------------------------------------------------------------------------------------------------
Comp Trace Shell             Plant Control Shell                             Replace
------------------------------------------------------------------------------------------------------------------
Conveyor Shell               Plant Control Shell                             N/A No longer used
------------------------------------------------------------------------------------------------------------------
CPOPS                        Non Production Procurement                      Replace
------------------------------------------------------------------------------------------------------------------
CPQA                         CLT Product Quality Assurance                   Replace
------------------------------------------------------------------------------------------------------------------
CPS                          Common Purchasing Sys                           Replace
------------------------------------------------------------------------------------------------------------------
CPSLOCAL                     Common Purchasing Sys - Local                   Replace
------------------------------------------------------------------------------------------------------------------
CPS/CAPS Bridges             CPOPS orders for RTP nightly                    Replace
------------------------------------------------------------------------------------------------------------------
DAE                          Distributed Application Environment             Replace
------------------------------------------------------------------------------------------------------------------
DDB                          Boulder WT shipments                            Online Access
------------------------------------------------------------------------------------------------------------------
DDYS                         Distribution System                             Replace
------------------------------------------------------------------------------------------------------------------
DPRSBOX                      Development/Production Records Sys              Replace w/DPRS Receiver
------------------------------------------------------------------------------------------------------------------
EMLS                         Demands                                         Replace w/OEMLS interface
------------------------------------------------------------------------------------------------------------------
EMLS/EPRO Bridges            EMLSBX for the Box plant                        Replace
------------------------------------------------------------------------------------------------------------------
EOSE                         Enterprise Order/Scheduling & Excc              Interface
------------------------------------------------------------------------------------------------------------------
EPPS EXPRS                   Enterprise Prod Planning (feature planning)     Replace
------------------------------------------------------------------------------------------------------------------
ERE                          Engineering Documentation                       Replace with EGLNET
------------------------------------------------------------------------------------------------------------------
ESDP                         Enterprise Supply & Demand Planning             Interface
------------------------------------------------------------------------------------------------------------------
Financial MES                MES Billing System                              Interface
------------------------------------------------------------------------------------------------------------------
Fourth Element               Overhead Application                            Replace
------------------------------------------------------------------------------------------------------------------
FDR                          Financial Data Repository                       Interface
------------------------------------------------------------------------------------------------------------------
FQA                          Field Quality Assurance                         Replace
------------------------------------------------------------------------------------------------------------------
Gems                         Corp Order System                               Interface
------------------------------------------------------------------------------------------------------------------
Gems Billing Bridge          Corp Order System                               Interface
------------------------------------------------------------------------------------------------------------------
Gems MPI                     Warranty Tracking                               Interface
------------------------------------------------------------------------------------------------------------------
ICS                          Inventory Control System                        N/A no longer used
------------------------------------------------------------------------------------------------------------------
IDS                          Code A system orders                            Replace
------------------------------------------------------------------------------------------------------------------
IPBILL                       Financial Billing System                        Replace
------------------------------------------------------------------------------------------------------------------
IPLS                         Corporate Interplant System                     Interface via EDI
------------------------------------------------------------------------------------------------------------------
IPOPS                        Interplant Parts Order Process                  Replace
------------------------------------------------------------------------------------------------------------------
L718 Trx Interface           Pastes Serial # info into MCCS L718 scrn        Replace
------------------------------------------------------------------------------------------------------------------
MAC                          Mfg Auto Control Sys...controls UWIPS            Replace
------------------------------------------------------------------------------------------------------------------
Mach/Scl                     Costs to MCCS                                   Replace
------------------------------------------------------------------------------------------------------------------
Maptools                     Batch load of ME/PC data to DPRS                Replace
------------------------------------------------------------------------------------------------------------------
MAXI                         Mfg Inventory (Large parts)                     Interface
------------------------------------------------------------------------------------------------------------------
MCCS                         Material Cost & Control Sys                     Replace
------------------------------------------------------------------------------------------------------------------
MES EDI                      EDI                                             Replace
------------------------------------------------------------------------------------------------------------------
MES FC                       MES Forecasting                                 Replace
------------------------------------------------------------------------------------------------------------------
MES Global Labels            MES shipping label reqts                        Replace
------------------------------------------------------------------------------------------------------------------
MES Local                    Explode MES BOMs                                Replace
------------------------------------------------------------------------------------------------------------------
MFG Rel Shell                Plant control Inter to rel UWIPS                Replace
------------------------------------------------------------------------------------------------------------------
MODLOAD                      Machine ships for ACCT period                   Replace
------------------------------------------------------------------------------------------------------------------
MPL History                  MPL History pgms in 'C'                         N/A no longer used
------------------------------------------------------------------------------------------------------------------
Office products              LNOTES.VM.servers                               MSL IT Solution
------------------------------------------------------------------------------------------------------------------
OPAL                         Manual orders                                   Replace
------------------------------------------------------------------------------------------------------------------
P12l's                       FFI's                                           Manual Interface
------------------------------------------------------------------------------------------------------------------


1/14199                                                            Page 13 of 14

                                  Supplement I
                               Transition Services
                                 (Amendment 003)

------------------------------------------------------------------------------------------------------------------
Packaging Label set          Label Printing                                  Replace
------------------------------------------------------------------------------------------------------------------
Pallet Action set            Serial Numbers per Pallet                       N/A not needed
------------------------------------------------------------------------------------------------------------------
Pallet Label Printing        Prints label for NHD cust room & WH             N/A No longer used
------------------------------------------------------------------------------------------------------------------
Pallet Shell                 Plant Control Shell                             Replace
------------------------------------------------------------------------------------------------------------------
PCA                          M'burg PCA data                                 Interface
------------------------------------------------------------------------------------------------------------------
PCS                          Mach Shipping system                            Replace
------------------------------------------------------------------------------------------------------------------
PEP                          Paperless Eng Proc shadow                       Replace
------------------------------------------------------------------------------------------------------------------
Pick/Pack Validation         Validates all comps picked thru MAC             Replace
------------------------------------------------------------------------------------------------------------------
PIE                          Sourcing Approval System                        Interface
------------------------------------------------------------------------------------------------------------------
Plant Control                Plant Floor Control System                      Replace
------------------------------------------------------------------------------------------------------------------
Plant Works                  MPL conveyor interface                          N/A no longer used
------------------------------------------------------------------------------------------------------------------
PLUMP                        Plant Local Update Min corp I/F                 MFI manual interface
------------------------------------------------------------------------------------------------------------------
PPP                          Interplant sourcing                             Replace
------------------------------------------------------------------------------------------------------------------
PM                           Product Manager/DPRS Receiver                   Interface via DPRS Receiver
------------------------------------------------------------------------------------------------------------------
PRP                          Procurement Planning data                       Interface
------------------------------------------------------------------------------------------------------------------
PTS (ELITE)                  Product Tracking System                         EDI interface(data services gateway)
------------------------------------------------------------------------------------------------------------------
QSHIP                        Shipping System                                 Replace
------------------------------------------------------------------------------------------------------------------
RMAT                         Lotus Returns Tool                              Replace
------------------------------------------------------------------------------------------------------------------
RNB/BNR                      Rec'd not Billed/Billed not Rec'd               Replace
------------------------------------------------------------------------------------------------------------------
Ship Audit                   Mach ships and Costs to PCS deltas              Replace
------------------------------------------------------------------------------------------------------------------
TAXIS                        Engineering Development                         Manual lnterface
------------------------------------------------------------------------------------------------------------------
TEP                          Tracking Engineering Processes                  Replace
------------------------------------------------------------------------------------------------------------------
Transfer Price               Financial Billing System                        Interface
------------------------------------------------------------------------------------------------------------------
User Tools                   SAS, QMF, Smartsuite                            MSL IT solution
------------------------------------------------------------------------------------------------------------------
USPS                         US Postal Orders                                Interface
------------------------------------------------------------------------------------------------------------------
VMMCCS                       VM Matr'l Cost & Cntl Sys                       Replace
------------------------------------------------------------------------------------------------------------------
WSC                          Workstation Integration Database                Replace
------------------------------------------------------------------------------------------------------------------
WTBILL                       WT Billing/Ships to Boulder                     Interface
------------------------------------------------------------------------------------------------------------------


1/14199                                                            Page 14 of 14

                     Amendment 004 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacture's Services Western U.S. Operations. Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follows:

1. Add to the Agreement as Attachment H, Product Attachment - Complementary Products, to Attachment 1, Statement of Work to the Agreement. Attachment H will be referred to as a Complementary Products. Complementary Products ("CP") is an IBM business unit.

2. Delete the list of appendices, attachments, and supplements and associated attachments as listed on page 1 of Attachment 1, Statement of Work to the Agreement in its entirety and replace it with the following list:

a)  Appendix 1 Markup
b)  Appendix 2 Requirements Accuracy
c)  Appendix 3 Performance Specifications
d)  Appendix 4 Inventory Supply Flexibility
e)  Appendix 5 EC Process Flow and EC Cycle Time
f)  Attachment A - Product Attachment for RS
g)  Attachment B - Product Attachment for GEPS
h)  Attachment C- Product Attachment for Finance Solutions
i)  Attachment D - Product Attachment for OEM Agreement A
j)  Attachment E - Product Attachment for OEM Agreement B
k)  Attachment F - Product Attachment for OEM Agreement C
l)  Attachment G - Product Attachment for Security Products
m)  Attachment H - Product Attachment for Complimentary Products ('CP")
n)  Supplement 1 - Transition Services and associated Attachments as listed;
o)  Exhibit 1 to Supplement 1 - Product Attachment for Wedge Products
p)  Exhibit 2 to Supplement 1 - Wedge Inventory List
q)  Agreement Exchange of Confidential Information Number 4998S60076
r)  IBM Purchase Orders
s)  IBM Customer Orders
t)  Equipment and Program Loan Agreement

3. Delete the first sentence in Section 7.1 in Attachment 1, Statement of Work, to the Agreement in its entirety and replace with the following:

      MSL's price to IBM for the fulfillment of Products for RS and MSL's price to IBM for the manufacturing and fulfillment of GEPS, Finance Products, and CP will be determined according to the following formula:

                     Amendment 004 to Outsourcing Agreement
                                     between
                                   IBM and MSL

4. Delete the table in Section 7.3 a) in Attachment 1, Statement of Work, to the Agreement in its entirety and replace with the following:

SHIPMENT                       PROFIT RATE


                                 RS              GEPS, Finance, and CP      GEPS, Finance and CP
                                 Fulfillment     A-Sourced                  Mfg. and Fulfillment

    On Time                      [*]             [*]                        [*]

    1 Day delinquent             [*]             [*]                        [*]

    2 or more Days delinquent    [*]             [*]                        [*]


5. Delete the table in 1. a) of Appendix 1: Mark Up to Attachment 1, Statement of Work of the Agreement in its entirety and replace it with the following:

  a) Value Add and Profit Rates are per the following table:


                                                       VALUE ADD RATES     PROFIT RATES (*)
                                                       ---------------     ----------------

    RS Fulfillment (US & VALENCIA Work Centers               [*]                 [*]

    GEPS, Finance, CP, and Security Mfg & Fulfillment
           A-Sourced Products                                [*]                 [*]
           MSL Manufactured Products                         [*]                 [*]

    Spares to Mechanicsburg and Amsterdam
           US Work Center                                    [*]                 [*]

           Valencia Work Center                              [*]                 [*]
           (Through September 30, 1998)
           Valencia Work Center                              [*]                 [*]
           (After September 30, 1998)

    *Profit Rates are subject to the adjustments of Section 7.3, Attachment 1, SOW

                     Amendment 004 to Outsourcing Agreement
                                     between
                                   IBM and MSL

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this amendment to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:

     International Business                Manufacturer's Services
     Machines Corp.                        Western U.S. Operations, Inc.


     By: /s/ Roy B. Covington III          By: /s/ Dale R. Johnson
         ----------------------------          ----------------------------

         Roy B. Covington III                  Dale R. Johnson
         ----------------------------          ----------------------------
         Print Name                            Print Name

         Industry Solutions Production
         Procurement Manager                   EXEC. V.P
         ----------------------------          ----------------------------
         Title                                 Title

         2/9/99                                2/10/99
         ----------------------------          ----------------------------
         Date                                  Date

                     Amendment 005 to Outsourcing Agreement
                               Between IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacture's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follow:

1. Delete "October 31, 1998" from item 1. of Amendment 002 to the Agreement and replace it with the following:

"April 3, 1999"

2. Delete "through February 26, 1999" from the end of sentence of item 1. in Amendment 003 to the Agreement and replace it with the following:

      "Up to October 31, 1999 for SECTION I - WEDGE PRODUCTS to Supplement 1, - Transition Services to Attachment 1,Statement of Work to the Agreement and through April 3, 1999 for SECTION II - SALE OF IBM SERVICES to Supplement 1, - Transition Service to Attachment 1, Statement of Work to the Agreement."

3. Delete the item 2 in Amendment 003 in its entirety and replace it with the following:

"The following replace Section 2.0 of the SOW in its entirety.


      "This Supplement and its Attachments shall become effective upon execution of the SOW and will terminate upon [*] notice by IBM TO MSL. Termination will be with the period from August 31, 1999 to October 31, 1999 unless terminated as provided in Section 5.0 of the Base Agreement. This Supplement may be extended under mutually agreed to terms and conditions. Extensions will be in writing and signed by both Parties."

4. Delete the wording in Section 7.0 Price, SECTION I Supplement 1, Transition Services to Attachment 1 Statement of Work to the Agreement in its entirety and replace it with the following:

"The following replaces Section 7.0 of the SOW in its entirety.


      Commencing on the Effective Date of this Agreement, IBM shall pay MSL [*] on the first Day of each calendar month through March


      31, 1999. Beginning April 1, 1999 and through the end of the period defined in Section

                     Amendment 005 to Outsourcing Agreement
                               between IBM and MSL


      2.0 Term SECTION I - WEDGE PRODUCTS in Supplement 1 to Attachment 1, Statement of Work to the Agreement, as amended in item 3 of Amendment 005. IBM shall pay MSL [*] on the first day of each calendar month. For any period of less than one month, the above amount shall be apportioned based on the number of Days in the Month."


5. Delete "February 26, 1999" from item 3. of Amendment 003 to the Agreement and replace it with the following:

"April 3, 1999"

6. Delete the last two sentences from item 3. of Amendment 003 to the Agreement and replace them with the following:

"This Supplement may be extended under mutually agreed to terms and conditions. Extensions will be in writing and signed by both parties."

7. Delete "February 26, 1999" from item 4. of Amendment 003 to the Agreement and replace it with the following:

"April 3, 1999"

8. Delete item 5. of Amendment 003 to the Agreement in its entirety and replace it with the following:

"b) Any extension of the I/T Services beyond the April 3, 1999 date, due to an MSL delay, will be priced at IBM's then prevailing commercial rates.


If the implementation of the MSL I/T solution for the U.S. Work Center is delayed beyond April 3, 1999 by IBM, other than for reasons attributable to MSL, then IBM shall continue to provide I/T Services to MSL at no cost and shall also bear all of MSL's incremental costs associated with such delay including without limitation, hardware, software and consulting costs subject to a maximum amount of [*] per month. For any period of less than one month, the above amount shall be apportioned based on the number of Days in that month."


9. Add the following, as a new paragraph, to the bottom of Page 1, following the paragraph that reads "In addition, there may be associated features or accessory part numbers (not included in the Bill of Material listing)." of Exhibit 1, Product Attachment - Wedge Products to Supplement 1, Transition Services to Attachment 1, SOW to the agreement.

                     Amendment 005 to Outsourcing Agreement
                               between IBM and MSL

"The Wedge Machine Types and the ARCTIC product set will be phased out of the transition services described in SECTION I - WEDGE PRODUCTS in Supplement 1 - Transition Services prior to October 31, 1999."


Note: Wedge Machine Types 5308, 7429, 7526 no longer apply to Exhibit 1 - Product Attachment - Wedge Products as they have been phased out.


10. Delete "January 15, 1999" from 6. a) from Amendment 003 to the Agreement and replace it with the following:

"March 15, 1999"

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 005 to be executed by their respective authorized representatives.

ACCEPTED AND AGREED TO:                        ACCEPTED AND AGREED TO:

International Business Machines Corp.          Manufacturer's Services
                                               Western U.S. Operations, Inc.


By: /s/ Roy B. Covington III                   By: /s/ Dale Johnson
    -------------------------------------          -----------------------------

    Roy B. Covington III                           Dale R. Johnson
    -------------------------------------          -----------------------------
    Print Name                                     Print Name

    Ind. Solutions Production Procurement          Exec. V.P.
    -------------------------------------          -----------------------------
    Title                                          Title

    2/8/99                                         2/8/99
    -------------------------------------          -----------------------------
    Date                                           Date

                     Amendment 006 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacture's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follow:

1. Delete the following Product Attachments to Attachment 1, Statement of Work to the Agreement in their entirety and replace them with the attached Product Attachments, of the same name:

      *     Attachment A - Product Attachment - Retail Store Solutions ("RS")
      * Attachment B - Product Attachment - GEPS, Global Embedded Production Solutions
      *     Attachment C - Product Attachment - Finance Solutions
      * Attachment D - Product Attachment - OEM A, Global Embedded Production Solutions
      * Attachment E - Product Attachment - OEM B, Global Embedded Production Solutions
      * Attachment F - Product Attachment - OEM C, Global Embedded Production Solutions
      *     Attachment G - Product Attachment - Security Products

2. Delete the table in 1. a) of Appendix 1: Mark Up, as amended by Amendment 004, to Attachment 1, Statement of Work of the Agreement in its entirety and replace it with the following:

   a) Value Add and Profit Rates are per the following table:


                                                         VALUE ADD RATES       PROFIT RATES (**)
                                                         ---------------       -----------------
    RS Fulfillment (US & VALENCIA Work Centers                      [*]                [*]

     GEPS, Finance, CP, and Security Mfg & Fulfillment              [*]                [*]
           [*]                                                      [*]                [*]

     Spares to Mechanicsburg and Amsterdam
            US Work Center                                          [*]                [*]

            Valencia Work Center                                    [*]                [*]
            (Through September 30, 1998)
            Valencia Work Center                                    [*]                [*]
            (After September 30, 1998)

*     [*]                                                           [*]                [*]


**    Profit Rates are subject to the adjustments of Section 7.3, Attachment 1,
      SOW

                     Amendment 006 to Outsourcing Agreement
                                     between
                                   IBM and MSL

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 006 to be executed by their respective authorized representatives.

ACCEPTED AND AGREED TO:                        ACCEPTED AND AGREED TO:

International Business Machines Corp.          Manufacturer's Services
                                               Western U.S. Operations, Inc.


By: /s/ Roy B. Covington III                   By: /s/ Dale Johnson
    -------------------------------------          -----------------------------

    Roy B. Covington III                           Dale R. Johnson
    -------------------------------------          -----------------------------
    Print Name                                     Print Name

    Ind Solutions Procurement MGR                  Exec. V.P.
    -------------------------------------          -----------------------------
    Title                                          Title

    3/15/99                                        6/25/99
    -------------------------------------          -----------------------------
    Date                                           Date

                     Amendment 007 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacturer's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follow:

1. Add Attachment I, Product Attachment - OEM Agreement D, and Attachment J, Product Attachment - OEM Agreement E, to Attachment 1, Statement of Work to the Agreement.

2. Delete the list of appendices, attachments, and supplements and associated attachments as listed on page 1 of Attachment 1, Statement of Work to the Agreement, and as amended by Amendment 004, in its entirety and replace it with the following list:

a) Appendix 1 Markup
b) Appendix 2 Requirements Accuracy
c) Appendix 3 Performance Specifications
d) Appendix 4 Inventory Supply Flexibility
e) Appendix 5 EC Process Flow and EC Cycle Time
f) Attachment A - Product Attachment for RS
g) Attachment B - Product Attachment for GEPS
h) Attachment C - Product Attachment for Finance Solutions
i) Attachment D - Product Attachment for OEM Agreement A
j) Attachment E - Product Attachment for OEM Agreement B
k) Attachment F - Product Attachment for OEM Agreement C
l) Attachment G - Product Attachment for Security Products
m) Attachment H - Product Attachment for Complimentary Products ('CP")
n) Attachment I - Product Attachment for OEM Agreement D
0) Attachment J - Product Attachment for OEM Agreement E
p) Supplement 1 - Transition Services and associated Attachments as listed;
q) Exhibit 1 to Supplement 1 - Product Attachment for Wedge Products
r) Exhibit 2 to Supplement 1 - Wedge Inventory List
s) Agreement Exchange of Confidential Information Number 4998S60076
t) IBM Purchase Orders
u) IBM Customer Orders
v) Equipment and Program Loan Agreement

3. Delete the following Product Attachments to Attachment 1, Statement of Work to the Agreement in their entirety and replace them with the attached Product Attachments, of the same name:

      Attachment F - Product Attachment - OEM C, Global Embedded Production
          Solutions
      Attachment H - Product Attachement - Complementary Products

                     Amendment 007 to Outsourcing Agreement
                                     between
                                   IBM and MSL

4. Delete the table in 1 a) of Appendix 1: Mark Up, as amended by Amendment 006, to Attachment 1, Statement of Work of the Agreement in its entirety and replace it with the following:

     a) Value Add and Profit Rates are per the following table:


                                                         VALUE ADD RATES     PROFIT RATES (**)
                                                         ---------------     -----------------

     RS Fulfillment (US & VALENCIA Work Centers                [*]                [*]

         GEPS, Finance, CP, and Security Mfg & Fulfillment
            [*]                                                [*]                [*]
                                                               [*]                [*]
         Spares to Mechanicsburg and Amsterdam
            US Work Center                                     [*]                [*]

            Valencia Work Center                               [*]                [*]
            (Through September 30, 1998)
            Valencia Work Center                               [*]                [*]
            (After September 30, 1998)

         *  [*]                                                [*]                [*]
         *  [*]                                                [*]                [*]
         *  [*]                                                [*]                [*]
         *  [*]                                                [*]                [*]
         *  [*]                                                [*]                [*]



      ** Profit Rates are subject to the adjustments of Section 7.3, Attachment 1, SOW

5. Delete in Section 17.0 b) to Attachment 1, Statement of Work to the Agreement, 12/31/98 and replace it with 12/31/99.

                     Amendment 007 to Outsourcing Agreement
                                     between
                                   IBM and MSL

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 006 to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:

     International Business                Manufacturer's Services
     Machines Corp.                        Western U.S. Operations, Inc.


     By: /s/ Roy B. Covington III          By: /s/ Dale R. Johnson
         ----------------------------          ----------------------------

         Roy B. Covington III                  Dale R. Johnson
         ----------------------------          ----------------------------
         Print Name                            Print Name

         Industry Solutions Production
         Procurement Manager                   EXEC. V.P
         ----------------------------          ----------------------------
         Title                                 Title

         May 20, 1999                          6/25/99
         ----------------------------          ----------------------------
         Date                                  Date

                     Amendment 008 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacturer's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follow:

1. Add Attachment K, Product Attachment - IBM 5494 for NHD, to Attachment 1, Statement of Work to the Agreement.

2. Delete the list of appendices, attachments, and supplements and associated attachments as listed on page 1 of Attachment 1, Statement of Work to the Agreement, and as amended by Amendment 007, in its entirety and replace it with the following list:

a)  Appendix 1 Markup
b)  Appendix 2 Requirements Accuracy
c)  Appendix 3 Performance Specifications
d)  Appendix 4 Inventory Supply Flexibility
e)  Appendix 5 EC Process Flow and EC Cycle Time
f)  Attachment A - Product Attachment for RS
g)  Attachment B - Product Attachment for GEPS
h)  Attachment C - Product Attachment for Finance Solutions
i)  Attachment D - Product Attachment for OEM Agreement A
j)  Attachment E - Product Attachment for OEM Agreement B
k)  Attachment F - Product Attachment for OEM Agreement C
l)  Attachment G - Product Attachment for Security Products
m)  Attachment H - Product Attachment for Complimentary Products ("CP")
n)  Attachment I - Product Attachment for OEM Agreement D
o)  Attachment J - Product Attachment for OEM Agreement D
p)  Attachment K - Product Attachment for IBM 5494 for NHD
q)  Supplement 1 - Transition Services and associated Attachments as listed;
r)  Exhibit 1 to Supplement 1 - Product Attachment for Wedge Products
s)  Exhibit 2 to Supplement 1 - Wedge Inventory List
t)  Agreement Exchange of Confidential Information Number 4998S60076
u)  IBM Purchase Orders
v)  IBM Customer Orders
w)  Equipment and Program Loan Agreement

                     Amendment 008 to Outsourcing Agreement
                                     between
                                   IBM and MSL

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 008 to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:

     International Business                Manufacturer's Services
     Machines Corp.                        Western U.S. Operations, Inc.


     By: /s/ Roy B. Covington III          By: /s/ Dale R. Johnson
         ----------------------------          ----------------------------

         Roy B. Covington III                  Dale R. Johnson
         ----------------------------          ----------------------------
         Print Name                            Print Name

         Industry Solutions Production
         Procurement Manager                   EXEC. V.P
         ----------------------------          ----------------------------
         Title                                 Title

         6/7/99                                July 5, 1999
         ----------------------------          ----------------------------
         Date                                  Date

                     Amendment 009 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacturer's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follow:

1. Add Attachment 6: Software Installation Terms and Conditions to Outsourcing Base Agreement.

2. Delete the list following the sentence "The Parties agree that this Agreement regarding this transaction consist of:" found on Page 1 of the Outsourcing Base Agreement in its entirety and replace it with the following:

a) the Outsourcing Base Agreement
b) Attachment 1: Statement of Work and its Product Attachments, Appendices, and Supplements
c) Attachment 2: Employee list and Benefits Information
d) Attachment 3: Asset List
e) Attachment 4: Expense Participation
f) Attachment 5: Equipment and Program Loan List
g) Attachment 6: Software Installation Terms and Conditions
h) Agreement for Exchange of Confidential Information Number 4998S60076
i) IBM Purchase Orders
j) IBM Customer Orders
k) Equipment and Program Loan Agreement

All other terms and conditions of the Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 009 to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:

     International Business                Manufacturer's Services
     Machines Corp.                        Western U.S. Operations, Inc.


     By: /s/ Roy B. Covington III          By: /s/ Dale R. Johnson
         ----------------------------          ----------------------------

         Roy B. Covington III                  Dale R. Johnson
         ----------------------------          ----------------------------
         Print Name                            Print Name

         Industry Solutions Production
         Procurement Manager                   EXEC. V.P, GENERAL COUNSEL
         ----------------------------          ----------------------------
         Title                                 Title

         6/7/99                                6/9/99
         ----------------------------          ----------------------------
         Date                                  Date

                     Amendment 010 to Outsourcing Agreement
                                     between
                                   IBM and MSL

The purpose of this document is to amend the IBM/MSL Outsourcing Agreement between International Business Machines Corporation ("IBM") and Manufacturer's Services Western U.S. Operations, Incorporated ("MSL"), dated May 5, 1998 ("Agreement"). This amendment will be effective upon execution by IBM and MSL (each a Party and together the "Parties").

The Parties agree to amend the Agreement as follow:

1. Delete "up to October 31, 1999 for SECTION I - WEDGE PRODUCTS to Supplement 1, Transition Services to Attachment 1, Statement of Work to the Agreement and through April 3, 1999 for SECTION II - SALE OF IBM SERVICES to Supplement 1, Transition Services to Attachment 1, Statement of Work to the Agreement.", as amended in Amendment 005, from the end of sentence in paragraph 2 in Supplement 1 to Attachment 1, Statement of Work, to the Agreement, in its entirety and replace with the following:


      "through March 31, 2000 for SECTION I-WEDGE PRODUCTS to Supplement 1, Transition Services to Attachment 1, Statement of Work to the Agreement and through April 3, 1999 for SECTION II - SALE OF IBM SERVICES to Supplement 1, Transition Services to Attachment 1, Statement of Work to the Agreement."


2. Delete the wording in Section 2.0 Term, as last amended in Amendment 005, from SECTION I - WEDGE PRODUCTS to Supplement 1, Transitions Services to Attachment 1, Statement of Work to the Agreement, in its entirety and replace with the following:

"The following replaces Section 2.0 of the SOW in its entirety.


      This Supplement and its Attachments shall become effective upon execution of the SOW and expire [*] unless terminated as provided in Section 5.0 of the Base Agreement. This supplement may be extended under mutually agreed to terms and conditions. Extensions will be in writing and signed by both Parties."


3. Delete the wording in Section 7.0 Price, as amended in Amendment 005, from
SECTION I - WEDGE PRODUCTS to Supplement 1, Transitions Services to Attachment 1, Statement of Work to the Agreement, in its entirety and replace with the following:

"The following replaces Section 7.0 of the SOW in its entirety.


      "Commencing on the Effective Date of this Agreement, IBM shall pay MSL [*] ([*]) on the first Day of each calendar month through March 31, 1999 Beginning April 1, 1999 and through October 31, 1999, IBM shall pay MSL [*] ([*]) on the first Day of each calendar month. Beginning
      November 1, 1999 and through the end of the period defined in Section 2.0 Term, SECTION I - WEDGE PRODUCTS in Supplement 1 to Attachment 1 of Work to the Agreement, IBM shall pay MSL [*] ([*]) on the first day of each calendar month. For any period of less than one month, the above amount shall be apportioned based upon the number of Days in that month."

                     Amendment 010 to Outsourcing Agreement
                                     between
                                   IBM and MSL

4. Delete the wording in the last paragraph of Specific Product Description as added by Amendment 005, of Exhibit 1, Product Attachment - Wedge Products to Supplement 1, Transition Services to Attachment 1, Statement of Work to the Agreement, in its entirety and replace it with the following:


      "The ARCTIC product set will be phased out of the transition services described in SECTION I - WEDGE PRODUCTS prior to October 31, 1999. The Wedge Machine Types will be phased out of the transitions services described in SECTION I - WEDGE PRODUCTS on or before March 31, 2000".


5. Delete Attachment 5: Equipment and Program Loan List, to the Outsourcing Base Agreement dated October 01, 1998 and replace it in its entirety with the Attachment 5: Equipment and Program Loan List, to the Outsourcing Base Agreement dated July 20, 1999.

All other terms and conditions of the IBM/MSL Outsourcing Agreement, its attachments, and amendments shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 010 to be executed by their respective authorized representatives.

     ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:

     International Business                Manufacturer's Services
     Machines Corp.                        Western U.S. Operations, Inc.


     By: /s/ Nigel D. Davis                By: /s/ Dale R. Johnson
         ----------------------------          ----------------------------

         Nigel D. Davis                        Dale R. Johnson
         ----------------------------          ----------------------------
         Print Name                            Print Name

         [ILLEGIBLE] Procurement Mgr.          EXEC. V.P
         ----------------------------          ----------------------------
         Title                                 Title

         11-16-99                              11/29/99
         ----------------------------          ----------------------------
         Date                                  Date

                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

The Statement of Work ("SOW") is an Attachment issued under the IBM/MSL Outsourcing Base Agreement ("Base Agreement") for the manufacturing, fulfillment, Integration, and Services currently performed and managed by and for IBM that are to be performed and managed by MSL for the Retail Store Solutions ("RS"), Global Embedded Production Solutions ("GEPS"), Finance Solutions, other IBM business units, and current IBM OEM Agreements.

By signing below, each of us agrees that the complete agreement between us regarding this transaction document consists of the Outsourcing Base Agreement and this SOW and associated Appendices, Attachments, and Supplements and associated Attachments as listed:

a) Appendix 1 Markup
b) Appendix 2 Requirements Accuracy
c) Appendix 3 Performance Specifications
d) Appendix 4 Inventory Supply Flexibility
e) Appendix 5 EC Process Flow and EC Cycle Time
f) Attachment A - Product Attachment for RS
g) Attachment B - Product Attachment for GEPS
h) Attachment C - Product Attachment for Finance Solutions
i) Attachment D - Product Attachment for OEM Agreement A
j) Attachment E - Product Attachment for OEM Agreement B
k) Attachment F - Product Attachment for OEM Agreement C
l) Attachment G - Product Attachment for Security Products
m) Supplement 1 - Transition Services and associated Attachments as listed;
n) Exhibit 1 to Supplement 1 - Product Attachment for Wedge Products
o) Exhibit 2 to Supplement 1 - Wedge Inventory List
p) Agreement Exchange of Confidential Information Number 4998S60076
q) IBM Purchase Orders
r) IBM Customer Orders
s) Equipment and Program Loan Agreement

The following is a related agreement between MSL and IBM:

      IBM Corporation (Landlord) and MSL (Tenant) Lease Agreement


IBM Confidential                                                    Page 1 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

Any signed copy of this SOW and its Attachments made by reliable means (for example, photocopy or facsimile) is considered an original.

Agreed To:                           Agreed To:

Manufacturers' Services Western      International Business Machines Corporation
U.S. Operations, Inc.

By: /s/ Kevin C. Melia               By: /s/ R. G. Richter
    -----------------------------        -----------------------------
    Authorized Signature                 Authorized Signature

Name: KEVIN C. MELIA                 Name: R. G. Richter
      ---------------------------          ---------------------------

Date: May 5, 1998                    Date: May 5, 1998
      ---------------------------          ---------------------------


IBM Confidential                                                    Page 2 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

SECTION 1.0 DEFINITIONS ...............................................   Page 5

SECTION 2.0 TERM ......................................................   Page 6

SECTION 3.0 MSL RESPONSIBILITIES ......................................   Page 7

SECTION 4.0 IBM RESPONSIBILITIES ......................................   Page 8

SECTION 5.0 MUTUAL RESPONSIBILITIES ...................................   Page 9

SECTION 6.0 PURCHASE OF PRODUCTS ......................................  Page 11

SECTION 7.0 PRICE .....................................................  Page 11

SECTION 8.0 PARTS PRICING .............................................  Page 16

SECTION 9.0 PREMIUM COST ..............................................  Page 16

SECTION 10.0 ORDER MANAGEMENT, DELIVERY, AND SHIPMENT .................  Page 18

SECTION 11.0 PRODUCT FORECAST .........................................  Page 20

SECTION 12.0 ENGINEERING CHANGE .......................................  Page 21

SECTION 13.0 INVENTORY ................................................  Page 22

SECTION 14.0 INTEGRATION ..............................................  Page 24

SECTION 15.0 DROP SHIPMENTS ...........................................  Page 29

SECTION 16.0 PACKAGING ................................................  Page 30

SECTION 17.0 QUALITY ..................................................  Page 30

SECTION 18.0 ACCEPTANCE TEST ..........................................  Page 31


IBM Confidential                                                    Page 3 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

SECTION 19.0 WARRANTY .................................................  Page 32

SECTION 20.0 COMMON TOOLING ...........................................  Page 34

SECTION 21.0 TOOLING TO BE ACQUIRED ...................................  Page 34

SECTION 22.0 RETURN OF PRODUCT - US AND VALENCIA WORK CENTER. .........  Page 36

SECTION 23.0 DISASTER RECOVERY ........................................  Page 37

SECTION 24.0 INFORMATION TECHNOLOGIES SERVICES ("I/T") SYSTEMS ........  Page 37


IBM Confidential                                                    Page 4 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

SECTION 1.0 DEFINITIONS

      For purposes of this Attachment, the following capitalized terms shall have the following meaning All other capitalized terms not otherwise defined herein shall have the meaning assigned in the Agreement:

1.1   "AP" shall mean Asia and Pacific geographies.

1.2 "Bulk Shipment" shall mean a fulfillment sub process for Products identified by part numbers, by which aggregate IBM Customer Orders are delivered together to the IBM Customer.

1.3 "Code A" shall mean a service available from MSL to IBM 6:00am to Midnight local Work Center time, and seven (7) days a week for the delivery of emergency Parts requested by IBM, IBM Document VFM043.

1.4 "Delivery Point" shall mean the location where IBM is to take delivery of Products, excluding Products which are Drop Shipments, from MSL as described in the Product Attachments. This may be an MSL site, an IBM site or such location as required by the Product Attachment. If no Delivery Point is stated for a particular Product, it shall be the location described in a separate IBM notice.

1.5 "Drop Shipment" shall mean a fulfillment sub process by which Products are directly delivered from the IBM supplier to an IBM Subsidiary or IBM customer. These Products do not pass physically through any MSL facility.

1.6   "EMEA" shall mean the Europe, Middle East and Africa geographies.

1.7 "End of Life" (EOL) shall mean the date after which IBM does not require MSL to provide Products and/or Services for specific Products.

1.8 "Engineering Change" (EC) shall mean a mechanical or electrical design and/or specification changes which, if made, would in the good faith opinion of IBM, affect the schedule, performance, reliability, availability, serviceability, appearance, dimensions, tolerance, safety or cost of Products, and which, in IBM's good faith opinion, would eventually require additional approval tests.

1.9 "Failure Analysis" shall mean first pass failure analysis investigation and testing performed by MSL to identify the failing Parts. The Part level to which MSL will conduct Failure Analysis is described in the Quality
      Section 17.0.

1.10 "Field Bill of Materials" (FBM) shall mean a set of Parts for machine upgrade.

1.11 "Follow on Product" shall mean a new IBM Product which has similar functional characteristics to current Products and that is intended to replace such current Products in the marketplace.


IBM Confidential                                                    Page 5 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

1.12 "Hot line" shall mean a service available from 7:30 am to Midnight local Work Center time, Mondays through Fridays for emergency problem resolution requested from IBM customers, IBM Document VFM045.

1.13 "IBM Classified Part(s)" shall mean a Part subject to be managed by MSL according to IBM asset control rule, IBM Document CP10.13.

1.14 "IBM Nominated Supplier" shall mean a supplier from which MSL is specifically required by IBM to purchase specific Parts.

1.15 "NIC" shall mean MSL's out of pocket costs for freight, duty, customs, clearance, and appropriate insurance, and any other costs it incurs to bring Product into a Work Center.

1.16 "Order Fulfillment" shall mean MSL's disbursement of Products, including Pick & Pack, any Integration, shipment and delivery in order to satisfy an IBM Customer Order.

1.17 "Order Desk" shall mean the function consisting of 1) receiving IBM Customer Orders, 2) communicating with the requesting IBM party to ensure the fulfillment commitments satisfy the request, 3) scheduling delivery of the order and 4) communicating with the necessary goods processing organizations to ensure the order is delivered at the committed date and place.

1.18 "Pick & Pack" shall mean fulfillment a sub process for individual IBM Customer Orders, by which all items of an IBM Customer Order are consolidated into an over pack. Pick & Pack ensures that all items of the IBM Customer Order arrive together at the customer location.

1.19 "Product Recall" shall mean a systematic effort to locate all Products in the field in order to repair or replace such Products.

1.20 "Relationship Managers" shall mean the primary contact of the Parties with respect to this Agreement. The Relationship Managers or their delegates are solely authorized to make commitments between the parties. Each Party shall designate a Relationship Manager.

1.21 "Request Price Quotation" (RPQ), shall mean a customized Product configuration.

1.22 "Wedge Products" shall mean Products as described in a specific Product Attachment, which are fulfilled by MSL from IBM Consigned Parts from the Effective Date of this Agreement through December 31, 1998.

SECTION 2.0 TERM


      This Attachment and its Product Attachments shall become effective on the Effective Date and shall continue for a period of three (3) years unless terminated as provided in Section 5.0 of the Base Agreement. This Attachment will automatically be renewed for periods of six (6) months unless either party gives twelve (12) months written notice of its intent to terminate this Agreement. Such renewals shall continue for successive periods under the same terms and conditions, unless otherwise agreed in writing by both Parties.



IBM Confidential                                                    Page 6 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

SECTION 3.0 MSL RESPONSIBILITIES

      The following is a list of responsibilities that will be required of MSL in order to fulfill the requirements of this Agreement. This list may not be all inclusive.

      MSL shall:

            1) provide suitable installations, common tools and equipment, skilled human resources, and adequate warehousing facilities at all delivery points listed in the Product Attachments as MSL may need for execution of this Agreement,
            2)    manage, control, and execute EC's,
            3)    qualify processes in accordance with IBM specified criteria,
            4)    review and update product inventory profiles semiannually,
            5) purchase from IBM Nominated Suppliers based on IBM specified terms and conditions,
            6) utilize product forecasts to determine requirements and plans to fulfill such requirement,
            7) manage requirements generation for materials for Products, plan the procurement of materials from suppliers, and identify the Work Center where materials must be delivered,
            8) commit sufficient supply for IBM business units for Products with Product Attachments hereto and subject to the parameters of Appendix 4 Supply Flexibility,
            9) inspect incoming materials and supplies for compliance with IBM specified criteria,
            10) maintain appropriate stock to satisfy IBM Customer Orders within the parameters of Appendix 4 Supply Flexibility,
            11)   manage inventory and associated liabilities,
            12) manage inbound transportation and cost for all Part and Products excluding those Parts considered IBM Consigned Parts,
            13) handle the reception and management of worldwide IBM Customer Orders, including new orders, alteration, reschedules, Integration as per customer requirements and cancellations,
            14) handle order processing, fulfillment and delivery for Products and Bulk Shipments at defined Delivery Points,
            15) provide account management, technical support and interface to IBM customers for Integration,
            16)   provide packing and packaging for all Products and Parts,
            17) deliver complete assembled, inspected and tested Products that meet the requirements defined by the engineering documentation and specifications as defined in the Product Attachments,
            18) fulfill all obligations as outlined in the Integration Section 14.0,


IBM Confidential                                                    Page 7 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            19) manage Drop Shipments of Products to designated IBM Subsidiaries and/or foreign companies and prepare invoice for the corresponding IBM country unit,
            20) perform all distribution and shipping for Products from the US Work Center, arrange for carriers for all outbound shipments of Products to IBM customer destinations per the IBM Customer Order,
            21)   perform kitting of parts as required for IBM,
            22) provide machine level control when required by Product specifications,
            23) process returned Products in accordance with IBM criteria for the same,
            24)   perform first pass Failure Analysis on returned Products,
            25)   manage and control of Consigned Products and equipment,
            26)   provide detailed reporting as defined in the Performance
                  Appendix,
            27) fulfill obligations as outlined in the Transition Services Supplement from the Effective Date of the Agreement to 12/31/98,
            28)   manage all Products to EOL dates as defined by IBM,
            29) provide Code A and Hot Line support for all Products as requested by IBM,
            30)   perform all forecasting for features,
            31)   supply spare Parts until EOL,
            32)   fulfill duties of Order Desk,
            33)   provide timely estimates of any new Product activity, and
            34) support new Product introduction activities such as prototype build, sourcing, test and manufacturing process development.

SECTION 4.0 IBM RESPONSIBILITIES

      The following is a list of responsibilities that will be required of IBM in order to fulfill the requirements of this Agreement. This list may not be all inclusive.

      IBM shall

            1) negotiate and manage contracts and technical support with IBM Nominated Suppliers,
            2)    supply to MSL required IBM Parts and needed IBM Consigned
                  Parts,
            3) define allocation of IBM Customer Order deliveries if total demand cannot be supported for a period of time,
            4) approve all EC's for Products prior to MSL's implementation of any change,
            5) provide technical and business interface through the IBM Relationship Manager,
            6) fulfill obligations as outlined in the Transition Services Supplement from the Effective Date to 12/31/98,
            7) process qualification approval of all processes utilized by MSL,
            8) provide engineering documentation and specifications as needed by MSL to manufacture and test Products as defined in the Product Attachments,
            9)    execute approve tooling agreements as needed,
            10) provide maintenance for IBM IT systems that IBM requires MSL to use,


IBM Confidential                                                    Page 8 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            11) provide a forecast to MSL on a monthly basis for all machine types and models by geography,
            12) approve/reject all requests for premium expenditures for materials, labor and other extraordinary items,
            13) provide EOL dates for all Products, at least [*] months prior to desired EOL date, and
            14) provide new product information required for estimates and new product introduction activities which are requested of MSL.

SECTION 5.0 MUTUAL RESPONSIBILITIES

5.1   Delivery/Quality/Cost Performance Process

      a)    MSL and IBM will communicate weekly on measurements and reports for:

            i)    Weekly shipments

            ii)   On-time shipments

            iii)  Responsiveness as defined in Appendix 3

            iv)   Order-to-ship lead-time, Pick and Pack

            v)    Order-to-ship lead-time, Bulk Shipments

            vi)   Product invoice information

      b)    MSL and IBM will communicate monthly on measurements and reports for

            i)    Monthly shipments

            ii)   Inventory

            iii)  Product quality

            iv)   Serviceability to IBM plants as defined in Appendix 3

            v)    Serviceability to IBM services as defined in Appendix 3

      c) MSL and IBM will perform monthly reconciliation of invoices for Product shipments and will determine payment adjustments as defined in Section 7.3 ,Payment Adjustments. Payments of credits and debits that may result from reconciliation and payment adjustments will take place within the month following the reconciled month.

      d) MSL and IBM will meet [*] at the US Work Center and/or the Valencia Work Center or a place to be mutually agreed to.:

IBM Confidential                                                    Page 9 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            i) define prices for the coming [*] based upon procedures defined in Section 7.5 e)i) below,


            ii) determine credits and debits to material costs and NIC for the previous [*] caused by [*] to the material costs from those estimated at the prior [*] meeting, and


            iii) determine Requirements Accuracy liabilities for the previous [*] as defined in Section 13.0 Inventory and Appendix 2.

      e) Measurements, Targets and Reports to be provided by MSL are specified in Appendix 3.

5.2   Relationship Management

      a) MSL expressly recognizes that only commitments made to MSL by the IBM Relationship Managers or their delegates are IBM commitments to MSL with respect to this Agreement. The following are some, but not all of, the communications that MSL can validly receive from the Relationship Managers or their delegates: requirements forecasts, price approval, orders for Products or Services, approval of EC applications, approval of premium expenses, and approval of price reconciliation. These communications must be in writing by IBM.

      b) In the event of a necessary or desired change in any material aspect of the Agreement, the Parties shall mutually agree to any such change in writing prior to its implementation. A proposed change shall be initiated by the proposing Party in a written notice to the other Party.

      c) MSL and IBM shall appoint program managers to handle communications specific to each Product Group related to this Agreement. Names of the program managers will be listed in each Product Attachment.

      d)    Either Party may change its program manager by written notice.

      e) Both Parties recognize that efficiency of operation may frequently require direct communication between program managers, or other individuals working for the Parties, without the intermediation of the Relationship Managers. Notwithstanding the above, MSL accepts that only commitments issued by the IBM Relationship Managers or their delegates are valid IBM commitments with respect to this Agreement. Also, IBM accepts that only commitments issued by the MSL Relationship Managers or their delegates are valid MSL commitments with respect to this Agreement.

      f) The Relationship Managers or their delegates will also coordinate review meetings and will provide each other assessments of the performance and the business situation of the relationship throughout the duration of this Agreement.

      g) Each Party may at any time redesignate a person as Relationship Manager by written notice to the other.

      Relationship Managers:


IBM Confidential                                                   Page 10 of 39
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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

      for US Work Center

      IBM:

      MSL:

      IBM will separately designate a Relationship Manager for EMEA.

SECTION 6.0 PURCHASE OF PRODUCTS

      Subject to the terms and conditions of this Agreement, MSL agrees to produce and sell, and IBM agrees to purchase Products. This Agreement does not authorize MSL to produce or deliver any Product.

6.1   Cancellation of Purchase Order

      IBM may cancel any and all Purchase Orders against this Agreement at any time. In the event IBM cancels Purchase Order as the result of MSL's default, no cancellation charge shall be applicable. IBM's termination of Purchase Orders for its convenience shall not relieve IBM of any cost reimbursements under the Price section.

SECTION 7.0 PRICE

      Pricing for all Products and related services of this Agreement are as specified herein unless stated elsewhere in this Agreement. All prices stated herein are defined in United States dollars, unless otherwise noted.

7.1   Manufacturing and Fulfillment Pricing

      MSL's price to IBM for the fulfillment of Products for RS and MSL's price to IBM for the manufacturing and fulfillment of GEPS and Finance Products will be determined according to the following formula:

      {P=A+B+C+D}, where the following values are assigned to such formula:

      a) 'P' shall mean 'Price' or the price IBM shall pay for Products under this Agreement.

      b) 'A' shall mean [*] or the cost of all [*] and any [*] as determined by the [*] described in Section 7.5 e) i) below. For RS Products, manufactured by MSL, the cost of [*] shall be consistent with the terms of section 7.2, below.


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work


      c) 'B' shall mean [*] or a value determined by multiplying the [*] times the [*]. [*] are listed in Markup Appendix 1.

      d) 'C' shall mean [*] or a value determined by multiplying the [*] times the [*]. [*] are listed in Markup Appendix 1.


      e) 'D' shall mean [*] or a value determined by multiplying the [*] times the [*]. [*] are listed in Markup Appendix 1.



7.2   Prices for MSL Manufactured RS Products and RS Integration

      a) For RS Products, the cost of components manufactured by MSL, and not sourced from third party suppliers, will be determined by the following formula: {TMC = [*]}, where the following values are assigned to such formula:

           i)       "TMC" shall mean Total Manufacturing Cost.

           ii) "1" shall mean [*] or the cost of all [*] and any [*] as determined by the [*] described in Section 7.5 e) i) below

           iii) "2" shall mean [*] to be determined by multiplying [*] by [*] rate per hour[*]. [*] are stated in Product Attachment
                    A. MSL's [*] Rate Per Hour [*] is as listed in the Markup Appendix 1.

           iv) "3" shall mean [*] to be determined by multiplying the [*] by the [*]. The [*] are as listed in the Markup Appendix 1.

           v) "4" shall mean the [*] to be determined by multiplying the [*]. The [*] are as listed in the Markup Appendix 1.


      b) For RS orders that include Integration, MSL will invoice IBM the Integration charges separately from the fulfillment price defined in this Section 7.1. The price for integration will be determined by multiplying the [*] times the [*] performed for the [*] services. [*]. [*] are listed in the Markup Appendix 1. [*] are the direct
 .



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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work


            [*] needed to integrate a unit for a specific Integration project. [*] will be agreed to between MSL and IBM prior to the start of each [*].


7.3 Payment Adjustment for Delinquent Shipments and MSL not Achieving Responsiveness Objective.


      a) For any calendar month, if a Work Center fails to ship any machine type on at least a [*] on time shipment rate to all committed Delivery Points, and such failure is not a result of Force Majeure activity under Section 16.17 of the Base Agreement, or a delay caused substantially by IBM, the Profit Rates defined in Section 7.1(d) and Appendix 1, shall be based on the following table for all delinquent shipments of such machine types, from that Work Center.


SHIPMENT                                      PROFIT RATE

                           RS            GEPS and Finance   GEPS and Finance
                           Fulfillment   A-Sourced          Mfg. and Fulfillment


On Time                    [*]           [*]                [*]

1 Day delinquent           [*]           [*]                [*]

2 or more Days delinquent  [*]           [*]                [*]

      b) For any calendar month, if MSL fails to achieve a responsiveness, as defined in Appendix 3, of at least [*] for any machine type, in a Work Center, a penalty of [*] will be applied to that Work Center's monthly total material cost of that machine type multiplied by ([*] minus actual responsiveness %). This penalty shall not apply if requirements accuracy for that machine type, as defined in Appendix 2, exceeds [*] and demand, for that machine type, exceeds Supply Flexibility as defined in Section 13.2 and Appendix 4. The first month for which this penalty shall be effective is June 1998.


      c) Any price adjustments that are due per Sections 7.3 a) or 7.3 b) will be invoiced by IBM to MSL in the following calendar month.


7.4   [*]

      Notwithstanding anything in this Agreement to the contrary, MSL represents and warrants that

      a) If MSL [*] to another [*] under similar terms and conditions including without limitation, [*], to those [*] to IBM and in [*]




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            [*] during the same period, those [*] shall be made known and available to IBM at the time of their availability to that [*].

      b) In the event IBM reasonably questions whether it is receiving [*] treatment as described in Section 7.4 a), and MSL cannot otherwise provide IBM with proof of its compliance due to third party restrictions, both parties agree to have an independent party evaluate IBM's inquiry to determine whether IBM has received proper treatment under this Section. IBM and MSL agree that the information disclosed by MSL to the independent party pursuant to this Section
            7.4 b), will be subject to the Confidentiality Agreement described in the Agreement.

      c) For purposes of this Section a [*] shall mean a [*] from a qualified third party [*] that contains an ongoing sustainable [*], which is more [*] than MSL's [*] and which is subject to comparable terms and conditions and for substantially similar [*], to build [*] as opposed to provide [*] for the [*].

            i) If IBM gets a [*] from an [*] resulting in a [*] which demonstrates MSL [*], IBM will notify MSL. MSL shall have [*] Days after written notice of such [*] to [*] or [*] such [*]. If MSL is unable to [*] the [*] subject to the conditions set forth in ii) below, then IBM may [*] the [*] to the [*], and IBM and MSL shall mutually agree on a [*] plan for such [*]. In this case MSL shall have all remedies for [*] in accordance with [*] of the Agreement.

            ii) If MSL is unable or unwilling to [*] the [*] because IBM's [*] for the [*] has been below the minimum [*] parameter for the prior [*] months, MSL shall have a grace period [*] months from written notice of the [*] to make adjustments it deems necessary to [*] the [*]. This grace period is contingent upon MSL making, within [*] Days of notice of the [*], a commitment to [*] the [*] at the end of the grace period.

      d) In the event, IBM Latin America or IBM Asian Pacific were to receive an [*] from a [*] that contains an ongoing [*], which is more [*] than MSL's [*] and which is subject to comparable terms and conditions and for substantially similar [*], to provide [*] for the [*], IBM will notify MSL. MSL shall have [*] Days after written notice of such [*] to [*] or [*] such [*]. MSL shall have a grace period of [*] months from written notice of the [*] to make adjustments it deems necessary to [*] the [*] quote at the end of the grace period. If MSL is unable to [*] the [*] then IBM may [*] the [*] to the [*] and IBM and MSL shall mutually agree on a [*] plan for the [*].


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         e)       In the event, IBM were to receive an [*] from a [*] that
                  contains an ongoing [*], which is more [*] than MSL's [*] and which is subject to comparable terms and conditions and for substantially similar [*], to provide [*] for the [*], IBM will notify MSL. MSL shall have [*] Days after written notice of such [*] to [*] or [*] such [*]. If MSL is unable to [*] the [*] then IBM may [*] the [*] to the [*] and IBM and MSL shall mutually agree on a [*] plan for the [*].

7.5 [*] of Product [*]. The unit [*] and elemental [*], i.e., [*], and [*], listed in the Markup Appendix 1 and Product Attachments shall [*] during the term of this Agreement subject to the following:

         a) If [*] and/or elemental [*] are reduced by MSL or lower [*] are [*] by MSL to other [*] for a [*] that is similar to [*] under similar terms and conditions, including without limitation [*], MSL will reduce the [*], or reduce the [*] to IBM to the [*] as those [*] to other [*]. The [*] and [*] will apply to all [*] IBM [*] and to all [*] deliveries during the term of this Agreement.

         b) If IBM or MSL negotiate or schedule a [*] for [*], the corresponding [*] will be effective when MSL begins using and shipping the [*].

         c) A negotiated [*] could result if there is a significant increase or decrease in the [*] from those assumed for [*] definition. If this occurs, the parties shall negotiate in good faith an appropriate adjustment to MSL's [*]. The revised [*] will apply to all [*] which have been [*] but not [*] and to all [*] releases during the term of this Agreement.

         d) A [*] increase or decrease may result if IBM makes an [*] to a [*]. Any [*] change will be per the terms of [*] and the [*] of the changed [*] will carry the same inherent [*] as the original [*].

         e) Proposals for updates to the initial [*] will be reviewed each [*] on a [*] day cycle. The schedule will be as follows:

                  "T" shall be the date that MSL [*] and IBM [*] are ready for table load; it is the last day of a calendar [*] end [*].

                  [*] before T, MSL shall initiate an update proposal.

                  [*] before T, MSL shall answer all IBM questions and issues and revise its proposal.

                  Update reviews shall include:

                  i) Updates of [*], including [*], with latest [*] of IBM [*] and MSL [*]. IBM [*] will


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                           be updated to the latest IBM [*]. For [*] with a low
                           annual [*], the [*] will be updated to the latest
                           [*].

                  ii)      Update of MSL [*] for MSL [*].

                  iii) Changes in MSL [*] and [*], in accordance with the [*] and [*] conditions of Sections 7.4 and 7.5 a),
                           b), c), and d).

                  iv) Changes in [*] for specific [*] projects based on the latest IBM agreed to [*].

         f) Any [*] or [*] necessary to update MSL [*] will be paid through a specific purchase order and an acceptable invoice. MSL [*] to be used will be the [*] used for [*] in the previous quarter.

         g) Any differences between [*], as defined in Section 7.1, assumptions used in determining [*] at the beginning of a [*] and actual [*] by MSL during the [*] will be determined and agreed in the first month of the following [*]. NIC will be applied to [*] differences at the [*] defined in Appendix 1 to this SOW. No other components of [*] will be applied to [*] differences. Differences will be invoiced separately to MSL or to IBM as the case may be.

SECTION 8.0 PURCHASE OF PARTS BY MSL

8.1   IBM Parts, IBM Strategic Parts, and IBM Designated Parts

      MSL will purchase IBM Parts, IBM Strategic Parts, and IBM Designated Parts solely for use in IBM Products. MSL will provide IBM Strategic Parts and IBM Designated Parts as follows:

      a) IBM procurement may sell IBM Strategic Parts to MSL by specifying price, lead time and other terms with mutually agreed to ordering processes such as;

            i) MSL may order IBM Strategic Parts from IBM procurement through standard purchase orders, and/or

            ii) MSL may issue periodic blanket purchase orders to IBM procurement for lineside stocking and pull logistics requirements for IBM Strategic Parts.


      b) MSL may purchase IBM Designated Parts through IBM nominated suppliers, as agreed to by IBM. IBM will disclose, as confidential to MSL, terms and conditions contained in the subject IBM nominated supplier/IBM contract, which IBM determines are relevant to MSL's performance under the Agreement. MSL shall be responsible for all liabilities to IBM nominated suppliers for IBM Designated Parts ordered by MSL. If an IBM nominated supplier objects, MSL shall immediately inform IBM. IBM agrees to provide reasonable assistance to MSL in resolving the situation. If such IBM nominated supplier refuses to [*] to MSL at IBM's [*], IBM cannot use [*] from such supplier to determine MSL [*] described in Section 7.5 e) i) above, and upon written notice to IBM, MSL will be entitled to increase the [*] of the [*] to




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            reflect MSL's actual increase in IBM [*]. The corresponding [*]
            increase will be effective when MSL begins using and shipping the higher [*] IBM [*].

8.2   Parts Cost Reductions

      a) In the event MSL can purchase the same parts as available through IBM Procurement or IBM Designated Suppliers at lower costs, MSL will identify those reduction opportunities to IBM on a monthly basis.


      b) The Parties agree that [*] of all Parts price reductions will be [*] to IBM when MSL begins using and shipping the lower costs Parts. However, if a specific price reduction is the direct result of a previously IBM approved substantial engineering, design, or resourcing change by MSL, that price reduction will be [*] for a period of [*] months, then [*] of the Parts price reduction will be [*] to IBM.

SECTION 9.0 PREMIUM COST

      Premium costs may be incurred in order to meet Delivery Dates.

      a) MSL may submit premium costs to IBM for reimbursement that are in addition to prices defined in Sections 7.1, and 7.2. Premium costs include materials, labor and other extraordinary items.

      b) The Parties agree that [*] of all Parts price reductions will be [*] to IBM when MSL begins using and shipping the lower costs Parts. However, if a specific price reduction is the direct result of a previously IBM approved substantial engineering, design, or resourcing change by MSL, that price reduction will be [*] for a period of [*] months, then [*] of the Parts price reduction will be [*] to IBM.

      b) If Requirements Accuracy, as defined in Appendix 2, exceeds [*] and if demand is beyond Supply Flexibility as defined in Section 13.2 and Appendix 4, premium costs resulting solely from unplanned demand shall be subject to reimbursement.

      c) Total premium costs for any single event which are equal to or exceed [*] must be pre-approved in writing by IBM prior to MSL authorizing or expending the premium. Total premium costs for any single event which are less than [*] may be incurred by MSL without IBM authorization to later be negotiated with IBM in good faith.


      d) MSL will use the following process for requesting authorization and/or reimbursement of premium costs from IBM:

      e)    Premium Price

            i)    Material


                  MSL agrees to use commercially reasonable efforts to purchase materials at the lowest possible cost within the lead times required or authorized by IBM. However, when materials are not available with IBM's lead times, premium cost for materials may apply. Premium [*] for Parts is the [*] (which will not exceed MSL's actual [*] to [*]) to be [*] by [*] when the



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                  Parts are required earlier than on the stated and mutually agreed upon lead time. MSL's request for authorization and/or reimbursement must state:

                  (a)    Cost variance due to [*].

                  (b)    Product(s) part number affected.

                  (c)    Product(s) quantity affect.

                  (d)    Justification for Premium.

            ii)   Labor

                  MSL shall have sole responsibility for setting the compensation rates for its staff. MSL staff shall in no way be deemed to be employees of IBM.

                  [*] rate is the rate at which [*] are charged to IBM (as required by IBM), and will be in accordance with the [*] basis. The [*] rate shall not exceed [*] of [*] rate. The actual [*] will be negotiated on a case-by-case basis by IBM and MSL and will not exceed MSL's actual [*] to its [*] and [*]. MSL's request for authorization and/or reimbursement must state:

                  (a)    Purchase price variance due to [*] or [*].

                  (b)    Quantity of [*] by Product(s) part number.

                  (c)    Quantity of units to be shipped due to [*].

                  (d)    [*]: US dollars/hour.

                  (e)    Justification for [*].

                  MSL agrees that it will invoice quoted Direct Labor Hours for actual Products Delivered.

            iii)  Extraordinary Items

                  MSL may propose premium rates for expedited tooling orders, premium transportation, and other extraordinary requirements. If IBM agrees that the resources are required, MSL and IBM will negotiate in good faith the price for such resources.

                  MSL will report all open premium costs, which are subject to request for reimbursement by IBM as a part of monthly Measurements.


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

SECTION 10.0 ORDER MANAGEMENT, DELIVERY, AND SHIPMENT

10.1  Order Management

      a) IBM Customer Orders will be placed from IBM to MSL. MSL will fulfill these orders according to the Performance Appendix 3 unless IBM gives MSL specific written instruction otherwise. MSL will ship and deliver these Products in accordance with the ship and delivery dates stated on the order. In the case of Integration, shipments and deliveries will be made in accordance to the customer roll out schedules provided by IBM. MSL will conform to the stated lead times agreed to and published by IBM to the Delivery Point as long as the requested Delivery Date on the IBM Customer Order falls within MSL's commitment to the forecast. Product lead times are published in the Product Attachments.


      b) MSL will manage the applicable IBM Customer Order back logs. These include but are not limited to AAS, EOSE, GEMS, IPRs, Q-Ship, MES and others as defined by IBM. In conjunction with these IBM ordering channels MSL will perform Order Desk responsibilities. MSL will review all orders requesting delivery improvements, improving these order to satisfy the customer required delivery dates given supply continuity and available capacity. [*] to IBM, MSL will [*]. Deferments will be requested of MSL through the IBM ordering systems mentioned above, or in writing from IBM. MSL will reschedule the deferred orders to meet the requested ship dates. In addition MSL will accept request to alter order content if Parts and capacity are available. MSL will respond to all request to [*] and/or [*] in [*] Days. MSL agrees to maintain the above mentioned IBM Customer Order backlogs keeping these back logs up to date. MSL agrees to maintain local Order Desk support in the geography specific Work Center.


      c) MSL agrees to perform materials requirement planning ("MRP") on top level requirements input and acquire the appropriate Parts to support Delivery Dates and IBM Customer Orders. This includes the placing of purchase orders and/or IPRs on suppliers, some of which may be IBM locations.


      d) Due to the high commonality of Parts in IBM's Products, MSL will allow IBM to revise Product model mix as required. MSL will acknowledge IBM's Product mix changes within [*] Days after receipt of IBM's change notice.


10.2  Schedule / On Time Delivery


      a) MSL will maintain [*] on time shipment. Specifically Product(s) are to arrive in full at the Delivery Points on the Delivery Date.


      b) MSL agrees to track and report on shipments/deliveries to IBM customers per the IBM Customer Orders at the request of IBM.


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10.3  Delivery

      a) Title and risk of loss to Products shall pass to IBM at the time of shipment from the Delivery Point unless otherwise stated in Section 15.0.

      b) If Product shipments are made prior to the Delivery Date without IBM's prior written approval, IBM may elect to delay passage of the title until the Delivery Date. If the delivery is late then transfer of Product title will be made on the later date. In addition MSL will not deliver Products in quantities in excess of those set forth in on the IBM Customer Order, without IBM's prior written approval.

10.4  Delays in Shipment


      MSL shall notify IBM immediately of any anticipated late deliveries and any impending plant or facility shut downs for any reasons. If MSL fails to ship Product to the Delivery Point on schedule for any reason other than Force Majeure or delays caused substantially by IBM, MSL shall ship Product to the Delivery Point by air or in the most expeditious manner possible. After MSL delivers Product to the Delivery Point, MSL will ship Product to the designation stated on the IBM Customer Order by air or in the most expeditious manner possible. MSL will be responsible for any [*] associated with the [*] of [*] not only to the [*] but also to the [*] stated on the IBM Customer Order.


10.5  Shipment Terms

      a) The prices set forth in Section 7.0 Product Price include MSL's out of pocket costs for freight, duty, customs, clearance, and appropriate insurance, and any other costs related to the shipment, export, or import of the Products before delivery to IBM. The cost are the responsibility of MSL. The method of transportation shall be suitable surface or air transport to the Delivery Point, Customer location, or point of entry sufficient to meet IBM's Delivery Date. The Product Attachment(s) shall state the Delivery Points.

      b) MSL shall arrange shipment with IBM carriers that will deliver product to the destination on the IBM Customer Order in time for the product to arrive on the committed arrival date which is stated on the Customer Order. MSL shall utilize IBM carriers for all outbound shipments, unless prior written approval from IBM to do otherwise. IBM's approval will not be unreasonably withheld. Contractual conflict with IBM carriers, or added IBM cost are some, but not all, reasonable causes for denial of IBM approval.

SECTION 11.0 PRODUCT FORECAST

11.1 MSL agrees to participate in the IBM supply and demand process adhering to the IBM EMLS corporate calendar. MSL will utilize the EMLS regen and or provide the input into EMLS to insure a successful supply and demand interlock. The EMLS regen must include all part numbers consumed in the Charlotte Work Center.


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11.2  Each month IBM will provide MSL, one rolling [*] month forecast by machine type, model, and by geography. This forecast will be MSL's authorization to order/purchase Parts only for the fulfillment of orders, in accordance to the IBM published lead-times for such materials. Products shall be produced and delivered according to actual intake of IBM Customer Orders. MSL will participate in the process of requirements planning by giving the best Product supply projection and participating in cross functional meetings when required.


      The following will apply:

      a) The forecast will contain anticipated Delivery Dates for specified quantities of machine types, models and geographies and lead-time profile updates, as required, for specific Parts.


      b) MSL will notify IBM within [*] Days of receipt of a forecast if MSL is unable to meet the quantities and Delivery Dates. If MSL fails to notify IBM within the [*] Days, MSL will be deemed to have accepted the quantities and Delivery Dates and will be bound by them; provided, however, that MSL's actual or deemed acceptance of any forecast shall be subject to the availability of IBM Parts and IBM Designated Parts as needed, and MSL shall not be subject to any penalties (and IBM shall not be able to reject any proposed rescheduling of Delivery Dates) under this Agreement for failure to meet Delivery Dates due to the unavailability of such Parts at the times necessary to meet Delivery Dates, provided further however that such unavailability of IBM Parts or IBM Designated Parts is not due to MSL's failure to properly order such Parts or otherwise properly manage its relationship with the provider of such Parts.

      c) If MSL notifies IBM that it cannot meet the quantities and Delivery Dates in IBM's forecast, MSL's notification will include the quantities MSL can deliver within the forecast's Delivery Dates and proposed schedule of Delivery Dates for delivering the quantities MSL cannot deliver within the forecast. IBM shall notify MSL in writing, within [*] Days of receipt of MSL's notification, of its decision either, in its sole discretion to:


            i) agree to the quantities and Delivery Dates in MSL's notification, which will then become binding upon both parties; or

            ii) agree to the quantities that will meet the forecast's Delivery Dates, which will then become binding on both parties, and either begin good faith negotiations with MSL to resolve any shortfall or reject MSL's proposed schedule for the remaining quantities; or provided, however that IBM may not reject MSL's proposed schedules if the reason for MSL's inability to meet the Delivery Dates is directly attributable to a breach of this Agreement by IBM. MSL may, with IBM's prior written approval and at MSL's expense, employ another manufacturer for the quantities that MSL cannot deliver within the forecast for the affected products. Notwithstanding any other term of this Agreement, if IBM rejects all or any part of MSL's proposal, IBM shall also be free to seek


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              IBM/MSL Outsourcing Base Agreement Statement of Work

                  another manufacturer (internally or externally) for the quantities MSL can not deliver within the forecast for the affected Products.


            iii) If good faith negotiations fail to resolve the shortfall within [*] Days, IBM shall have the option to reject MSL's whole proposal.


      d) The forecasts provided by IBM, or agreed to by IBM hereunder, do not obligate IBM to purchase any Product.

11.3  Feature Forecast

      a) MSL agrees to perform all feature forecasting as part of their responsibilities. MSL agrees to forecast features in full support of the requirements forecast that IBM passes at a machine type level per Section 11.1 above.


      b) MSL will notify IBM within [*] Days of receipt of the monthly requirements forecast, at the machine type level, if MSL is unable to support the features necessary to meet the Delivery Dates of the machine types per Section 11.1 above of this Agreement.


SECTION 12.0 ENGINEERING CHANGE

      a) MSL is required to inform IBM of any necessary or required EC which would be applicable to the Products in general. In no event shall MSL make any changes or incorporate any modification to Products without the prior written agreement of IBM.


      b) IBM may, at its option, propose ECs to the Products to be delivered, in which event MSL will be notified in writing. MSL agrees that IBM shall have the right to require the incorporation of such ECs and MSL shall, within [*] Days of such notification, give to IBM a written evaluation of EC stating the cost increase or cost decrease to the Products. In addition, this evaluation should include, but is not limited to, MSL's evaluation of the ECs effect on the inventory, delivery schedules and impact effect on function, reliability and performance of Products. If such evaluation cannot be completed within such period, notice to this effect shall be given by MSL as soon as MSL learns that such evaluation cannot be completed and in no event later than the [*] Days following notification. MSL will give IBM a future completion date and reason for delay in such notice.

      c) Upon completion of MSL's evaluation, IBM and MSL agree that 1) MSL will implement the EC after MSL has received IBM's consent in writing to the mutually agreed upon cost and delivery schedule, 2) MSL will provide additional information that IBM may reasonably require to further evaluate the EC, or 3) IBM will cancel the specific EC.

      d) ECs will be brought to the attention of MSL via Engineering Change Notifications (ECNs), that may have various forms, and may come from IBM or IBM designated parties. However, the ECN is not an authorization to execute the change. Upon receipt of an ECN, MSL will respond by quoting the cost of that EC to IBM. MSL will not implement any EC without an explicit authorization from IBM to implement it. The


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              IBM/MSL Outsourcing Base Agreement Statement of Work

            ECN will contain information such as priority of change (routine, expedited, emergency), description of change, machines effected, requested implementation date, marked up prints, marked up bill of materials, dispositions and recommended/specified sourcing. Appendix 5 contains requirements for EC process flow and EC cycle times.

      e) MSL will process ECs according to IBM rules and specific IBM requirements, and will enter corresponding data in EC application systems. MSL will need to have the capability to receive IBM development released ECs in both the Charlotte Work Center and the Valencia Work Center.

      f)    EC administration cost are included in the prices as defined in
            Section 7.0.

SECTION 13.0 INVENTORY

      a) MSL is fully responsible for inventory ownership, excluding consigned inventory, however MSL agrees to manage all inventories. MSL will manage the material in the supply pipeline, as well as own and manage work in process and finished goods until shipment of the Product to the IBM Customer Order. On the Effective Date, MSL will accept responsibility and liability for all open purchase orders and IPRs for Parts, excluding Consigned Parts, which are required by Products listed in the Product Attachments. MSL owns inventory, excluding consignment, until title transfer at the time of shipment. IBM will not be responsible for any associated carrying costs, warehousing costs, excess and or scrap of MSL owned inventory. If requested by IBM, MSL will subcontract to IBM the scrapping of Parts owned by MSL. Actual costs charged to IBM by certified scrap suppliers for the scrapping of Parts owned by MSL will be invoiced by IBM to MSL.

      b) MSL will control all inventories in support of this Agreement per IBM's guidelines concerning value classified parts, IBM Document CP10.13.

      c) MSL will also be responsible for the data management necessary to separate IBM consigned inventory from MSL inventory within the same facility and systems.

      d) MSL will perform Rotating Inventory Audits and Counts (RIA/RIC) on IBM consigned inventory in compliance to IBM's instructions.

      e) MSL and IBM will review inventory monthly, during this review MSL will provide a written report that includes the items detailed under Inventory in the Performance Appendix.


      f) MSL prices include charges for MSL inventory management and ownership. Both parties agree that IBM has no liability for inventories that MSL purchases for the purposes of this contract, providing that forecast (requirements) accuracy is equal to or greater than the level defined in Appendix 2. If Requirements Accuracy falls below [*] liabilities for any machine type for any quarter, IBM will compensate MSL according to the method describe in Appendix 2.



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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

13.1  Consigned Products

      a) MSL acknowledges that it will manage inventory consigned to MSL by IBM. As it relates to Integration, MSL will manage not only IBM consigned inventory but also inventory consigned to MSL by IBM's customers.


      b) MSL will be [*] for inventory accuracy within the logistics systems and related financial liability for all consigned Products under MSL's control. MSL will be responsible for all lost, damaged, or destroyed Parts. MSL will provide replacement value insurance coverage for consigned Products. IBM will be named as a joint insured with respect to consigned Products for its interest. IBM shall have the right at all reasonable times to audit and inspect the consigned Products. MSL will take no actions that might encumber IBM's consigned Products.


      c) MSL will also provide the following services as it pertains to managing IBM consigned Products; receiving, storage, disbursement, handling, order management, order fulfillment, packaging, light manufacturing, and shipping.

      d) MSL will provide inventory reports on all consigned Parts. These reports will contain at least the information required in the Performance Appendix 3. In case of Integration consigned inventory will be reported by customer account.

      e) MSL agrees to furnish resources, at no additional cost, as part of this agreement to assist in the annual physical inventory audit of consigned inventory that MSL is managing on IBM behalf.

      f) MSL must assist IBM in processing any scrap for consigned Products without additional charge to IBM.

      g) If IBM and MSL mutually agree to change a Part from a non-consigned Products to a consigned Products, the Parties agree that IBM will purchase MSL's inventory of affected Parts on the date of the change at MSL actual cost that was paid to the supplier plus NIC.

      h) MSL shall store all consigned Products in separate locations from all other Parts and or Products belonging to any other person or company so as to clearly identify the consigned Products as property of IBM. In the case of Integration consigned inventory will be stored and identified in logistics and physically by customer account.

      i) Work labor and materials applied to the management of the consigned inventory by MSL in the course of the performance of this Agreement shall be paid for by IBM, as defined in Section 7.0, in accordance with the terms of this Agreement and shall not at any time give rise to any claim over the consigned Products. MSL hereby waives any rights it may have to claim any liens against consigned Products.

      j) MSL will handle the scrapping of IBM consigned inventory per IBM's guidelines concerning scrap.


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

13.2  Supply Flexibility

      a) MSL will ensure flexibility for volumes, as specified in the Supply Flexibility Appendix 4.

      b) Quarterly, MSL will update IBM on progress in improving Supplier Flexibility.

      c) IBM will use commercially reasonable efforts to transfer LSS and SSS arrangements with IBM suppliers to MSL.


      d) [*] months before EOL, MSL and IBM will agree on a transition plan to regulate the flexibility.


      e) Cost of the Supply Flexibility as defined in Appendix 4 is included in Product pricing per Section 7.0. IBM will have no liability for unused flexibility.

13.3  End of Life ("EOL") Inventory

      a) IBM agrees to share an annual plan with quarterly updates on product EOL activity. Included will be the following scheduled events: product withdrawal, end of manufacture, and transfer to IBM, if applicable.

      b) MSL agrees to provide inventory planning support and squared set analysis on these inventories participating in EOL activities prior to any transfer to IBM. Any inventories not transferred to IBM will remain the sole responsibility of MSL.

13.4  Sale of Inventory

      MSL agrees not to sell excess or surplus inventory purchased by MSL in support of this Agreement without the prior written approval of IBM which shall not be unreasonably withheld.

SECTION 14.0 INTEGRATION

14.1  Overview

      The typical Integration consists of: assembly, unit testing, code load, system test, personalization, repackaging and distribution.

14.2  Customer Integration Statement of Work (Integration SOW)

      IBM will provide MSL with a work scope for Integration for each Integration project. Based on the work scope, MSL will provide IBM with a SOW and the associated direct labor hours. This will be the base from which future modification to the individual SOW will be based.


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

14.3  MSL Account Coordinator

      The account coordinator is the primary interface with IBM project managers and/or customers for the delivery of Integration Products. This person will be responsible for insuring that the necessary IBM Products which are delivered by MSL are on order, that a roll out schedule is received by MSL, the necessary consigned Products are received in sufficient time prior to their need in the Integration process and/or delivery to the customer, the required software is received, the line processes are in place, the necessary pilots have been performed and the work is properly scheduled on the line to insure an on time delivery. They are the prime contact for problem resolution, issues, concerns, delivery tracking and all other issues which affect customer satisfaction.

14.4  Responsibilities

      a) IBM will be responsible for defining the process to be used on the Integration line, for the assembly and test of those Products being customized, tested or passed through the process. MSL will be responsible for defining the process to be used on the Integration line, for the code load and system test of units requiring this work.

      b) MSL will be responsible for the implementation and execution of these processes. MSL will be responsible for maintaining the necessary technical support to implement these processes and identify problems in the integration process. Process deficiencies will be brought to the attention of the IBM Integration program manager staff for resolution. Deficiencies realized due to customer provided items will be resolved directly with the customer through the MSL account coordinator or by the technical staff, whichever is appropriate.

      c) MSL will own the entire manufacturing and delivery process and be the sole interface with the customer (IBM and/or end user) through the account coordinators.

14.5  Inventory Management

      a) Provide a secure environment for the management and control of consigned Products. This area should be fenced, with limited access and within a reasonable distance from the manufacturing area and the receiving docks.

      b) An automated inventory management system must be used to track receipts, disposition and balance on hand at any point in time. Information required by IBM personnel performing project management activities for customers will be provided on an 'as required' basis and will be readily available to such personnel. This inventory must be labeled (bar coded) and separated by customer.


      c) Physical inventory counts are to be performed as needed for all consigned inventory, for each customer, counted at least every [*] Days with a accuracy target of [*]. This target is based on the delta between the actual inventory count and the inventory management system. Discrepancies are to identified, root cause analysis performed, results reported (quarterly) and corrective actions initiated. MSL is responsible for the cost associated with the replacement of IBM and/or IBM customer



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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            consigned Products which have been received by MSL and need to be replaced as the result of theft or negligence.

      d)    All consigned inventory is the responsibility of MSL until Delivery.

14.6  Manufacturing

      a) The integration line should use a line control system that ties to an automated ordering system that provides order accuracy, tracking, disposition and history. The work environment should be kept presentable and organized and available for customer tours.

      b) Incomplete shipments, with the customer approval, should use a deviation process and be documented with the customer authorization.

      c) The manufacturing process must continue to use the line break in, pilot and certification process currently in use unless mutually agreed to in writing.

14.7  On Site Repairs

      a) The consigned Product set may include both IBM and non-IBM Products, new as well as used which may or may not be covered by a new product warranty, IBM maintenance or another maintenance provider. In the case of IBM logo Products, MSL will initiate repair of these Products in the most cost effective and efficient manner. In the case of repairs required to be performed by the third party maintainers, MSL will provide a suitable work area for these repairs and ensure that the necessary security requirements are met when visited by non IBM personnel. When consigned Product defects are to be returned to the manufacturer for either repair/replacement, MSL will control this process.

      b) Out of box failures of RS Products will be replaced from inventory or repaired as directed by IBM. These replacements are to be given priority over new orders during times of product constraints.

14.8  Packaging

      Integrated machines may require unique packaging based on their configuration and the individual customers requirement. MSL will design these boxes in accordance with IBM design criteria to insure that they provide maximum protection against in route damage. All shipping containers must be labeled in accordance with the guidelines outlined in the Section 16.0 Packaging and in addition to any unique labeling customer requirements.

14.9  Security

      a) Sufficient security must be provided for work in process items, customer and MSL/IBM provided. In addition, secured spaces will be required from time to time for individual customers depending on the nature of the work. Currently there is a contractual requirement for secured space to perform the US Postal Service, hard drive, code load program.


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                                  ATTACHMENT 1

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      b)    All reasonable precautions must be exercised to prevent unauthorized access, use, modification, tampering or theft of software and hardware consigned to MSL for the execution of Integration. Also, these precautions must prevent unauthorized access to a customer's remote system used in the performance of Integration.

14.10 Scheduling

      Product orders placed on MSL by IBM, in most cases, the CRAD (Customer Required Arrival Date) will tie to the Integration roll out delivery date. In those cases where there is a difference, MSL will validate the correct delivery date with the IBM project manager. If an improvement or deferral is required in the Product build schedule and based on Product availability, MSL will schedule the Product build to insure arrival by the required CRAD.

14.11 Delivery


      MSL will maintain [*] on time delivery, measured against the CRAD date in the integration roll out schedule. Due to the nature of the integration orders, there is no [*] unless agreed to prior to shipment by the IBM project manager and/or the customer.


14.12 Customer Satisfaction


      Customer satisfaction is the responsibility of MSL. IBM will measure the customer satisfaction via surveys. MSL commits to a customer satisfaction target of [*]. This will be a reflection of MSLs on time deliveries, flexibility in meeting the customers unplanned requirements, the quality of the services performed and MSL's relationship, in general with IBM's customers. The customer set will include the IBM Global Services project managers and IBM's customers.


14.13 Integration Quality


      The service being performed is to be of high quality and free from process defects. The target objective will be [*], measured monthly. MSL will be responsible for the repair and/or replacement of Parts and Products which have been damaged during the performance of the Integration. MSL will be responsible for cost incurred by IBM as a direct result of MSL's failure to follow the Integration procedures subject to the limitations contained in Section 15.3 of the Base Agreement.


14.14 Price


      a) IBM will establish a list of those items which are standard components of the Integration process. IBM and MSL will agree upon an execution time and a price, as stated in Section 7.2 b), for each standard item. Integration requirements outside of these standard items will be individually determined. Once these [*] for these standard items are established they will remain in effect during the entire term of this Agreement.



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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

      b) MSL will be responsible to track items which are beyond the individual Integration SOW being executed when performed at IBM's request and provide sufficient documentation to support the price along with IBM's authorization of the added cost. MSL will invoice IBM weekly for these costs. In those cases when a specific request becomes standard, or a change in effort is requested by a customer, a revision to the Integration SOW will be made and the contracted price between IBM and MSL will be updated.


      c) MSL will be responsible for any [*] beyond the agreed to [*] if these [*] were within the [*] of MSL.


14.15 Transportation

      a) Premium outbound transportation may be used when requested by a customer. In these cases, MSL must provide sufficient documentation of the customer approval, and to support the cost.


      b) If premium outbound transportation is necessary due to MSL's failure to [*], this cost is the responsibility of MSL and IBM will invoice MSL for these costs.


14.16 Integration SOW Completion

      At the completion of an individual Integration SOW, a complete reconciliation will be completed within 60 Days. This reconciliation will be between MSL and the IBM project manager/customer and will include, but not limited to, an inventory reconciliation, any outstanding cost and disposition of all customer software and hardware in MSL's possession.

14.17 Equipment

      IBM will identify the current equipment, owned by IBM, needed to perform Integration and it will be made available to MSL at an agreed to price per Attachment 3 of the Base Agreement. If, at any time, MSL chooses to replace Integration support equipment and the associated programs, IBM's written concurrence will be required.

14.18 Restrictions and Limitations

      Nothing in this Agreement authorizes MSL to use any of IBM's tangible, real or intangible property for the performance of any services contemplated hereunder on IBM Logo products or for Integration services of non-IBM Logo products related to a customer for whom Integration is being provided by IBM. In any event, MSL will ensure that the IBM customer delivery schedules will not be impacted based on other performance obligations it may have during the term of the Agreement.

14.19 Measurements/Reports

      a) MSL will be required to provide IBM with monthly reports detailing their performance in relation to these Integration.


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              IBM/MSL Outsourcing Base Agreement Statement of Work

            These monthly report should provide at a minimum:

            i)    On time delivery

            ii)   Quality

            iii)  Inventory management

      b) The specific targets are covered in this document under their appropriate sections. These measurements should include a root cause analysis, MSL actions to resolve and an action plan to achieve the targeted objectives when there are deficiencies.

SECTION 15.0 DROP SHIPMENTS


      MSL will complete processes required to meet the following obligations within [*] Days following the Effective Date.


      a) For Drop Shipments to IBM, MSL will be responsible for all activities required to deliver the Products to the destination port of the IBM company in the destination country. MSL will issue an IBM invoice to the destination IBM company on behalf of the IBM business area invoiced by MSL for these deliveries. MSL will ensure that invoices and other required documentation are ready at the destination port for timely importation into the country, but, MSL will not be responsible for importation into the destination country.

      b) For Drop Shipments in AP, MSL will transfer title to IBM when Products are in "highseas" and after MSL has exported them through the customs of the country of origin of the goods.

      c) For Drop Shipments to IBM customers, MSL will be responsible for all activities required to deliver products to the customer in the destination country, independently of when MSL transfers title of property to IBM. MSL will be responsible for importation into the destination country and delivery of Products to the customer after clearing customs in that country. MSL will provide information to IBM to allow IBM to issue an invoice to the final customer.

      d) For Drop Shipments to IBM US or IBM CANADA customers, MSL will transfer title to IBM at the port of entry at USA or CANADA after MSL has imported them through USA or CANADA customs.

      e) MSL will ensure timely distribution operations, irrespective of whether MSL or another subcontractor is selected for outbound distribution.

      f) MSL will comply with the IBM Import/Export Operation Application and Instructions.


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

SECTION 16.0 PACKAGING

      MSL must meet requirements of IBM specification GA219261. MSL must also package all Products according to packaging Specifications listed in the Product Attachments. Each delivered container must be labeled and marked so that the contents of the package can be identified without opening and all boxes and packages must contain packing sheets listing contents. IBM's part number, quantity and appropriate purchase order number must appear on all packing sheets and bills of lading. In addition to standard IBM packaging requirements, MSL must meet packaging, labeling and packing sheet requirements of OEM customers.

SECTION 17.0 QUALITY

17.1  Commitment

      MSL commits to provide all Products and related processes and material in conformance in all material respects with the requirements of all applicable IBM and MSL specifications. MSL shall ensure that with respect to assembly and workmanship, all material requirements, IBM's quality requirements and all applicable industry standards are met.

17.2  Quality Requirements


      a) MSL's target is [*] defect free production. MSL shall follow an established continuous improvement program directed toward zero defect production. MSL will report progress quarterly to IBM. MSL will provide quality reports monthly as defined in the Product Attachments.


      b) MSL shall at all times maintain ISO 9001 or 9002 registration. MSL will achieve ISO 14001 Environmental Management Certified, by 12/31/98, for all Work Centers that are active in the execution of this contract. Other specific standard compliance requirements are defined in the Product Attachments.

      c) For MSL's programs described in 17.2 a above, MSL will maintain pertinent control charts in fundamental variables or attributes that affect IBM's specifications. These charts will be updated on a periodic basis, and provided to IBM upon request. Exceptions to the limits will be highlighted to IBM along with corrective action plans.

      d) A philosophy of continuous improvement shall be stated and practiced. This means that effort will be expended to improved processes by reducing or eliminating causes of variability, even after the process is "in control" to meet specifications.

      e) Modifications, adds or deletions, to process steps by MSL must be done with concurrence by IBM.

      f) MSL will take demonstrable action whenever a process goes out of control parameters. The record of what was done and what results were achieved shall be clearly documented and related directly on the control charts.


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

      g) MSL will maintain an ongoing reliability test program for Products requested by IBM (quality plan attachments) and will submit reports as specified in the appropriate specification(s) listed in the Product Attachment(s).


      h) MSL shall supply a Failure Analysis report for rejected material within [*] weeks after receipt. After the Failure Analysis plan is completed, MSL shall forward a corrective action plan for MSL Procured Parts that is acceptable to IBM. MSL is responsible for first pass Failure Analysis (i.e. identification of the failure to the level of material provided to MSL by IBM) on IBM provided materials. IBM may provide engineering support to investigate any IBM Nominated Supplier components which are confirmed defective by MSL failure analysis, but which are reported NDF (No defect found) by the IBM Nominated Supplier.


      i) IBM and MSL will conduct regular meetings together to cover open issues. Both parties will share openly their problems relevant to the relationship.

      j) MSL shall follow the quality specifications identified in the Product Attachments.

17.3  MSL Support for IBM Customer Warranty

      MSL agrees to:

      a) provide IBM a monthly shipment list by machine type and serial number, as listed in the attached Performance Appendix,

      b) identify at product level all units to facilitate recall or notification,

      c)    obtain supplier support to implement needed changes,

      d) support IBM services planning groups on warranty cost reduction task forces as needed,

      e) receive warranty and quality claims from the field, including OEM customers, perform first pass failure analysis when needed, and forward data and materials to their sources, or to IBM under IBM instruction,

      f) provide warranty replacement support to OEM customers to include receiving, tracking; and fulfillment of parts replacement to OEM customers and,

      g) provide Part traceability to machine serial number as defined in Product Attachments.

SECTION 18.0 ACCEPTANCE TEST


      a) IBM may conduct, at its own expense, source inspection, , and/or acceptance tests to assure that Products furnished by MSL conform to specification, samples and/or descriptions as set forth in this Agreement and the Product Attachment(s). IBM may reject any units of Product which it finds in good faith not to meet the specifications of this Agreement in any material respects. IBM should perform incoming inspection within [*] Days after receipt of goods by IBM. If IBM has not notified MSL of any defects in a unit of Product within [*] Days of receipt, such unit shall



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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            be deemed to be accepted. Acceptance by IBM of Product shall not relieve MSL of any responsibility for latent non-conformance with IBM specifications, fraud, negligence, title defects, or infringement or warranty. Failure by IBM to perform testing shall not be construed as a waiver to later asserting claims based on such above mentioned defects.


      b) Acceptance of new Products by IBM shall not occur until a letter documenting acceptance and any conditions of acceptance has been issued to MSL by IBM. New Products are not subject to the [*] Day from receipt requirement defined in the preceding paragraph.


18.1  Nonconforming Acceptance

      a) IBM may choose to accept Products which fail to conform to the specifications established in a Product Attachment without prejudice to its right to reject nonconforming items in the future. If IBM so chooses, IBM will notify MSL of its intent to accept nonconforming items. MSL agrees to negotiate in good faith a price reduction for such items based upon IBM's reasonable added expense to correct and otherwise deal with such deficiencies. After the parties agree on a price, IBM will notify MSL that IBM has accepted the nonconforming items. No items for which IBM has issued a notice of nonconformance shall be deemed accepted, except as provided in the first sentence of this Section.

      b) IBM's payments for Products shall not signify that IBM has accepted Product.

SECTION 19.0 WARRANTY

19.1  Scope of Warranty

      a) MSL expressly warrants that all Products, MSL supplied materials and Parts, and work prepared for IBM will conform in all material respects to the specifications, drawings, or other descriptions furnished or adopted by IBM, and will be of specified quality, good workmanship, and free from defect subject to the following terms:

            i) MSL's warranty for IBM Designated Parts will be as long as, and will be on the same terms and conditions as the Parts supplier's warranty stated in the relevant purchasing contract.

            ii) MSL will not provide a warranty for IBM Parts. However, MSL will provide Failure Analysis for such parts. MSL will process such failed Parts as "Return to MSL for credit to IBM" in a timely manner.

            iii) MSL will not provide a warranty for consigned Products. However, MSL will provide failure analysis for such Products. MSL will process such failed Products per IBM's instruction in a timely manor.


            iv) MSL will warrant all MSL Procured Parts for [*] months unless otherwise stated in the applicable Product Attachment, or agreed to by IBM in writing.



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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work


            v) MSL will warrant its workmanship for [*] months unless other stated in the applicable Product Attachment.


      b) All of the above described warranty periods will commence on the date that the Products containing the above Parts are delivered to IBM. The above warranties shall survive acceptance test, and IBM's Product test procedure. MSL's warranty described above also covers latent defects resulting from MSL's specification, workmanship, process, and/or Parts purchased from MSL's suppliers and IBM's Nominated Suppliers.

19.2  Defective Field Replaceable Units

      a) A defective FRU shall be a FRU that does not conform in all material respects to that Product's particular specifications.

      b) IBM will return defective FRUs that are under warranty to MSL freight collect. MSL will perform Failure Analysis and incoming inspection and testing as described in the applicable Product Attachment for FRU's rejected or returned to MSL which are still under warranty. If the rejected FRU passes all inspection and test criteria, the FRU shall be classified as NDF and such FRU shall be returned to IBM freight collect.

19.3  Exclusions

      The warranty set forth above specifically excludes and does not apply to defects caused by a) the use or operation of the Product in an application or environment other than as described in or contemplated by the specifications issued by IBM or b) IBM or the end user through misuse, excessive shock or improper maintenance procedures.

19.4  Title

      MSL warrants that the title to all Products purchased by and delivered to a Delivery Point under this Agreement shall be free and clear of all liens, encumbrances, security interests or other adverse interests or claims. Title and risk of loss shall pass from MSL to IBM at time of shipment per the IBM Customer Order, unless otherwise stated in Section 10.0.

19.5  Returned Product Turn Around Time


      MSL shall set an objective to complete Failure Analysis, repair or replacement of defective Products, within [*] Days after receipt from IBM. Upon or before the [*] Day, MSL will ship the repaired or replaced Product, to IBM at MSL's expense. If repair or replacement is not possible, MSL will refund to IBM, MSL's price associated with the failed Product, that is under warranty and the price paid by IBM to MSL or any third parties or the intercompany transfer price for IBM Parts, for all Parts, if the price of such Parts were not included in MSL's price.


19.6  Implied Warranties

      a) MSL'S WARRANTY OBLIGATIONS DESCRIBED IN THIS SECTION 19 ARE IN LIEU OF AND ENTIRELY REPLACE ALL OTHER TERMS AND CONDITIONS RELATING TO THE QUALITY, MERCHANTABILITY, CONFORMANCE TO


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                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            SPECIFICATION AND/OR FITNESS FOR PURPOSE OF THE PRODUCTS, WHETHER EXPRESS OR IMPLIED, WHICH OTHER TERMS AND CONDITIONS ARE HEREBY EXPRESSLY EXCLUDED.

      b) IBM'S WARRANTIES CONTAINED HEREIN AND ANY PRODUCT ATTACHMENT WITH RESPECT TO PARTS, IF ANY, ARE IN LIEU OF AND ENTIRELY REPLACE ALL OTHER TERMS AND CONDITIONS RELATING TO THE QUALITY, MERCHANTABILITY, CONFORMANCE TO SPECIFICATIONS AND/OR FITNESS FOR PURPOSE WHETHER EXPRESS OR IMPLIED, WHICH OTHER TERMS AND CONDITIONS ARE HEREBY EXPRESSLY EXCLUDED.

19.7  Epidemic Failure

      In the case where any specific Product, shipped to IBM from MSL within any [*] month experiences a defect rate of [*] or greater, resulting from a common cause due to MSL's non-conformance to specifications, drawings, other descriptions furnished or adopted by IBM, or due to workmanship, MSL will accept the cost of a Product Recall.


SECTION 20.0 COMMON TOOLING

      Tools commonly used in production and/or Integration will be owned and managed by MSL.

SECTION 21.0 TOOLING TO BE ACQUIRED

21.1  Purchase

      a) MSL will submit requests for additional tooling, if any, quarterly for inclusion in IBM's capital request process.

      b) MSL shall not purchase any tooling or other capital equipment on IBM's account without IBM's prior written approval.

            i) If specifically required in a Product Attachment, IBM will supply tooling for Products to MSL. It shall be IBM's option whether the tooling will be consigned by IBM to MSL or purchased by MSL.

            ii) If IBM elects to have MSL purchase tooling, MSL shall be responsible for the design, cost and build of all new or replacement tooling which shall be capable of producing Product in accordance with the IBM specification in the Product Attachment. MSL warrants that the tooling used under this Agreement shall be capable of producing the quantity of Product as specified by IBM.

            iii) If IBM elects to have MSL purchase the tooling, MSL shall invoice IBM for the cost of such tooling at such time as the tooling is placed into service. The cost of such tooling includes, but is not limited to, the cost of any purchased components (including parts and complete items), fully burdened MSL engineering and/or manufacturing labor use in the design and/or construction of such tools, duties, insurance, transportation, installation, costs and costs of


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              IBM/MSL Outsourcing Base Agreement Statement of Work

                  money, if any. MSL agrees that MSL engineering will be priced to IBM on a "most favored customer" basis.

            iv) Both parties may agree to amortize the tooling and shall put such agreement in writing and any terms and conditions associated with such amortization. If IBM and MSL agree to amortize the tooling, IBM agrees to pay for the tooling and any associated carrying cost agreed to between the Parties via an amortization charge in addition to the respective Product price as defined in Section 7.0. The amortization period for each tool will be stated in the applicable Product Attachment and shall be triggered by the initial delivery of the Product(s) for which the tooling expenses are incurred.

                  IBM will state the estimated ship quantity and maximum monthly ship rate for the amortization period. MSL will define the total tooling cost to support the maximum ship rate. The total tooling cost will be divided by the estimated ship quantity provided by IBM. This unit amortization cost will be itemized in MSL's quotes as "tooling adder".

            v) The tooling cost recovery, via the "tooling adder", will be analyzed during each quarterly review meeting between IBM and MSL. The intent is to adjust the "tooling adder" based upon volume changes, such that the total tooling cost will be recovered by the end of the amortization period. If at the end of the amortization period the tooling cost have been over or under recovered, an adjustment invoice will be processed accordingly.

      c) MSL acknowledges and agrees that its utilization of any tooling for other customers will not impact IBM's product requirements. MSL will obtain IBM's written approval prior to entering into a contract with a third party involving tooling for Products listed in the Product Attachment.

      d) In the event that MSL owns the tooling and has received a bona fide third party offer to purchase any or all of the tooling, before MSL may accept such offer, MSL shall notify IBM in writing, and IBM shall have [*] Days after such notice to agree to purchase such tooling on the same terms and conditions as such third party offer.

      e) All tools, dies, jigs, patterns, equipment or Parts purchased, furnished, charged to or paid for by IBM and any replacement thereof shall become and remain the property of IBM. IBM agrees to provide MSL appropriate technical support for IBM owned tooling at no charge to MSL. IBM shall have the option of removing IBM owned tooling from MSL directly, depending upon Product strategy and production.

21.2  Care

      MSL is responsible for protection, calibration, maintenance and care of all tooling owned by IBM and shall be liable for loss or damage of such tooling while in MSL's possession or control. IBM agrees to insure tooling it owns. Where possible, MSL will be jointly insured with respect to the IBM owned tooling for its interest. This tooling shall be subject to inspection by IBM upon notice and shall be returned in an acceptable condition, reasonable wear and tear excepted, upon demand or notice by IBM. MSL will be responsible for


IBM Confidential                                                   Page 36 of 39
sow0501.lwp

                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

      removing and shipping IBM owned tooling from MSL's plant. IBM shall be responsible for transportation cost for the return of tooling to IBM's facility as designed by IBM.

21.3  Inspection

      MSL will identify the location of tooling and at any reasonable time allow IBM or IBM's designee to inspect the equipment and to purchase related parts. MSL shall not mortgage, pledge, or take any other action that might encumber IBM owned tooling in any way.

SECTION 22.0 RETURN OF PRODUCT - US AND VALENCIA WORK CENTER.

22.1  Return to MSL by IBM

      a) MSL agrees to manage Products and Parts that can be returned to the US and Valencia Work Centers through the following, but not limited to, IBM processes, IBM Document PC 2801:

            i)    shipped and uninstalled,

            ii)   returns per IBM contracts with IBM Business Partners, and

            iii)  new defective


      b) MSL will accept the return of all shipped Products returned to MSL within [*] Days from the Delivery Date.

            i) Products returned to the US Work Center will be shipped freight [*] to MSL.

            ii) For Products returned to the Valencia Work Center, MSL will [*] IBM the NIC for the returned Products (NIC is the [*] multiplied by the NIC rates defined in Section 1.b)ii) of Appendix 1.)

            iii) MSL will [*] the returned Product at [*] of the amount invoiced to IBM for such Product within [*] Days of receipt of the return by MSL.

            iv) MSL's price for the acceptance of returned non-warranty Products shall be [*] of the amount invoiced to IBM for such Product [*] NIC (NIC is the [*] multiplied by the NIC rates defined in Section 1.b) ii) of Appendix 1).

            v) For the Valencia Work Center, 22.1 b) iii) and iv) will be processed as MSL [*] the returned Product at [*] of the amount invoiced to IBM [*] NIC within [*] Days of receipt of the return by MSL.


IBM Confidential                                                   Page 37 of 39
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

                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work


            vi) IBM may use payments [*] IBM per 22.1 b) iii) and iv) to offset amounts [*] to MSL or request [*] from MSL at IBM's sole discretion.

            vii) Any defective Product returned to MSL will be returned with a copy of any applicable IBM inspection report and will reference MSL's Return Material Authorization ("RMA").

            viii) When replacement or repaired Products are shipped, MSL must submit a new invoice.

SECTION 23.0 DISASTER RECOVERY


      MSL will have a documented disaster recovery program which would allow MSL to resume all responsibilities under the terms and conditions of this Agreement within [*] Days of a disaster. A copy of the MSL documented disaster recovery program will be submitted to IBM for IBM's approval within sixty (60) Days after the Effective Date.


SECTION 24.0 INFORMATION TECHNOLOGIES SERVICES ("I/T") SYSTEMS

24.1  System Access

      a) MSL's access to IBM applications, tools, licenses, networks, and equipment will be based upon business need determined by IBM. IBM shall grant MSL, under a separate written agreement, the right to use certain versions of IBM owned software resident on the workstations to be transferred from IBM to MSL during the Transition Period. MSL must obtain a license from the software owner of any nontransferable third party or IBM software identified by IBM. IBM retains the right to audit. IBM conveys to MSL no software title or license under the intellectual property rights of IBM or of any third party except as may be otherwise provided herein. MSL is responsible for obtaining all licenses for third party software. MSL conveys to IBM no software title or license under the intellectual property rights of MSL or of any third party.

      b) Neither IBM or MSL will be provided any license rights and/or source code to any software subject to this Agreement unless approved by the owning Party.

      c) No software may be installed on either IBM or MSL systems by its employees or contractors without the prior written consent of the owning Party. MSL may install software on MSL-owned or provided I/T assets which are isolated from and not a part of the networks. MSL will not install software that adversely impacts IBM systems or networks.

24.2  General I/T

      a) MSL must provide the required information and interfaces to IBM's systems, as needed for execution of this Agreement. MSL must participate in any upgrade and testing of local and corporate applications, interfaces, and tools during its use of IBM owned


IBM Confidential                                                   Page 38 of 39
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

                                  ATTACHMENT 1

              IBM/MSL Outsourcing Base Agreement Statement of Work

            applications or environments and insure continuous application operation as changes are made. IBM agrees to participate in the testing of IBM interfaces changed as a result of any upgrade activity. IBM will provide visibility and the necessary technical details on IBM system changes to ensure MSL is able to update their systems and processes.

      b)    MSL prices for I/T costs are included in the prices as defined in
            Section 7.0 and Appendix 1 Markup. Costs for implementing any change requested by IBM after the Transition Period that substantially impact MSL's systems and processes will be sized separately.

      c) MSL will support IBM's EPRG/ECPS using a separate location code for Charlotte.

      d) MSL SLA (Service Level Agreement) requirements for local or remote systems availability and performance will be negotiated in compliance with IBM's service level expectation for a manufacturing process within sixty (60) Days of the Effective Date.

      e) MSL will be responsible for the service and support of any asset transferred from IBM ownership to MSL. System or end user software or requests for version upgrades will be under separate agreement.

      f) MSL will transmit reports and data files as IBM requires for history, audit, validation, and measurements as defined in Appendix 3.

      g) MSL will provide the necessary capability to accommodate non AAS/GEMS orders and provide confirmation/status information as required.

      h) Except as otherwise provided herein, MSL will obtain the systems , applications, and licenses they deem necessary by their own means.

      i) MSL agrees to have all MSL applications Year 2000 compliant prior to migrating any IBM data into it's applications or data bases.

      j) MSL must obtain IBM's Global Services' written permission prior to making any connection to any IBM network or system other than the networks and systems subject to the Agreement.


IBM Confidential                                                   Page 39 of 39
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
APPENDIX 1: MARK UP

1. Prices for manufacturing and fulfillment of Products will be per the formula of section 7.1 with the following rates:

a) Value Add and Profit Rates are per the following table:

                                                 VALUE ADD RATES   PROFIT RATES(*)
                                                 ---------------   ---------------
RS Fulfillment (US & VALENCIA Work Centers                         [*]
  GEPS, Finance, and Security Mfg & Fulfillment
                   [*]

  Spares to Mechanicsburg and Amsterdam
     US Work Center

     Valencia Work Center
        (Through September 30, 1998)
     Valencia Work Center
         (After September 30, 1998)

     *Profit Rates are subject to the adjustments of Section 7.3, Attachment 1, SOW

b) Other Cost Provision rate is equal to the Scrap Rate plus the NIC Rate where:

     i) The Scrap Rate is equal to [*] except no scrap provision will be applied to OEM Products

     ii) The following NIC rates will be multiplied by the material costs by geographical source to derive an average NIC Rate for each Product

                                                         NIC RATE
                                                         --------
     US WORK CENTER:                                        [*]

     Valencia to US work Center
     Far East to US Work Center
     US Suppliers to US Work Center
     Mexico/Canada to US Work Center
     South America to US Work Center
     Line Side Stocked Products to US Work Center
     Mfg to Fulf./Integration within US Work Center

IBM Confidential                                                   Page 1 of 7
appls.lwp

                                                         NIC RATE
                                                         --------
     VALENCIA WORK CENTER:                                  [*]

     Far East to Valencia Work Center
     US to Valencia Work Center
     European (non-Spanish) Suppliers to VALENCIA Work Center
     Spanish Suppliers to Valencia Work Center
     Line Side Stocked Products to Valencia Work Center
     Mfg to Fulf./Integration within Valencia Work Center

     ** No NIC will be applied to the final assembly cost of a Product manufactured by MSL that is subsequently shipped against a Customer Order within the same Work Center (ie, fulfillment and/or Integration is within the same Work Center). NIC for the Parts used in a Product Manufactured by MSL will be calculated using the above NIC rates.

2. For RS Products with components manufactured by MSL, the price for MSL manufacturing services will be per the formula of Section 7.2 with the following rates:

     a) Asm/Test/Handling, Unburden Labor Rate:

         US Work Center:                            [*]
         Valencia Work Center

     b) MBA burden absorption rate of [*]

        MBA will be reviewed by IBM and MSL if the annual volume of manufactured Products is less than [*] or greater than [*]. Adjustments shall be mutually agreed upon by IBM and MSL, and shall be based on but not limited to volumes, mix of Products, and costs.

     c) Component NIC rate is per Appendix 1, b) ii

3. RS Integration prices will be per the formula of Section 7.2.b with the following rates:

         US Work Center                      [*]
         Valencia Work Center

     *Without MSL account coordinator.

4. All prices are effective for the US Work Center on the Effective Date. All prices for Valencia Work Center manufactured Products and their fulfillment are effective on the Effective Date.
All other prices excluding spares (see 1 a) above) are effective for the Valencia Work Center on June 1, 1998.

IBM Confidential                                                   Page 2 of 7
appls.lwp

APPENDIX 2: REQUIREMENTS ACCURACY

The formula for measuring the accuracy of requirements placed on MSL for a given quarter accompanied with an explanation, is the following:

Requirements Accuracy % = [*]

Where [*] represents the performance [*] months prior to the last month of the quarter in which you are measuring the Requirements Accuracy. The Forecast represents the requirements that was passed by IBM [*] months prior, for the total volume by machine type for the quarter that is being measured. Actual Order Load represents the final amount of orders scheduled for the quarter being measured. For example when measuring the [*] for the first quarter in 1998 you would calculate [*] by taking the [*] that was passed [*] for the first [*] in [*] and subtract the actual [*] for that [*]. Then divide by the forcast and multiply by [*]. You follow the same methodology for [*] looking at the forecast [*] months prior to the last month of the quarter being measured. Once [*] through [*] is calculated you apply these results to the formula above.

                                       [*]

The formula measures the accuracy of requirements placed on MSL for a given quarter, each month, starting [*] months prior to the end of the quarter, using a [*]calculation.

The following percentages will be multiplied by the material cost of the volume of the machine type shipped in the quarter that fell below [*] of the Requirements Accuracy calculation.

            REQUIREMENTS ACCURACY          INCREMENTAL %
            AS DEFINED ABOVE               APPLIED TO MATERIAL COST
               [*]

Payments for these liabilities will be made via a separate invoice.

IBM and MSL Confidential                                           Page 3 of 7

APPENDIX 3: PERFORMANCE SPECIFICATIONS

The following SPECIFICATIONS apply to MSL services at each work center:

Measurement                              Period           Target
------------------------                 ------           ------
On-time shipment (a)(c)                             [*]
Responsiveness (b)(c)
Order to ship leadtime (Pick&Pack) (d)
Order to ship leadtime (Bulk) (d)
Product quality
Serviceability to IBM Plants
Serviceability to IBM Services

(a) Percentage of finished orders that are shipped from MSL and delivered to IBM on the committed Delivery Date.
(b) Percentage of finished orders that are shipped from MSL and delivered to IBM in line with the requested supply ship date, and according to the IBM Customer Order requested arrival date and the published IBM distribution lead times.
(c) With IBM's approval, MSL may normalize this measurement for errors that are beyond MSL's control. Errors must be in the categories of: integration orders, IBM system errors, system updates that are IBM's responsibility, orders requesting delivery dates which exceed Requirements Accuracy, as defined in Appendix 2, of [*] and are not within Supply Flexibility as defined in Section 13.2 and Appendix 4.
(d) These are IBM Customer Orders. Order to ship leadtime is the number of Days from MSL receipt of a valid IBM Customer Order to planned and committed MSL ship date.

MSL will also provide to IBM the following information reports:

REPORTS                              PERIOD
---------------------                ------
Weekly shipments (1)                   [*]
Monthly shipments (2)
Inventory (3)(4)(5)
Product Invoice Information (6)
Product quality (7)
Requirements accuracy (8)
Consigned tooling
MSL Procured Parts (9)
Planning Parameters (10)

(1) List of shipments by machine type, serial number and delivery program (COATS, Q Ship, IPR, industry standard, integration, other).
(2) List of shipments by machine type and serial number, to requesting IBM organizations.

IBM and MSL Confidential                                           Page 4 of 7

(3) MSL will report, by business area, MSL owned inventory by machine type and/or part number, with detail of item quantity and value including Parts, work in process and finished goods. IBM Parts, IBM Designated Parts and MSL Procured Parts will be reported separately, IBM document CAI 97-11. MSL will report how each inventory price is formed monthly upon request. MSL will identify separately the inventory of all street value parts and IBM classified parts by using IBM's guidelines.

(4) MSL will report, by business area, the inventory of IBM Consigned Parts by machine type and/or part number, with detail of item quantity and value including Parts, work in process and finished goods.
    MSL will report how each inventory price is formed monthly and upon request. All IBM Consigned Parts in Integration will be reported separately and by customer monthly and upon request.
    MSL will identify the location of IBM Consigned Parts by location within the MSL Work Center.
    MSL will identify separately the inventory of all street value parts and IBM classified parts by class using IBM's guidelines.

(5) MSL will identify the volume and value in the LS, S, SSS, and MSL owned inventory buffers and additional information that would define MSL's inventory posture as it relates to product availability.
    This information will be reported for [*] months after the Effective Date.

(6) For shipment invoices, MSL will provide validation information as follows:
    Invoice number
    Currency and currency rate
    Order type, order label
    IFC, Division, ITC, date, invoice type, ST., STALL
    MSL value of goods, MSL emergency, MSL special casing
    IBM value of goods, IBM emergency, IBM special casing
    This information will be supplied at invoice level, detail (S/A or P/N) and also at feature level.
(7) As per the Product Attachments.
(8) Formula for requirements accuracy is as per Requirements Accuracy Appendix.
(9) At the beginning of each year of operation, MSL will identify to IBM the MSL sources from which MSL buys MSL Procured Parts and will provide latest source quotes for each one. At the beginning of each quarter, MSL will report to IBM any changes in MSL sources and any changes in their costs.
(10) This note applies only to the Valencia Work Center. A report of the type regularly produced by the MSL Valencia Work Center as "EPRG parameters Exxx". The report contains values for parameters associated with a REGEN:

        a) Parameters defined at plant level, i.e. currency, value class start month, value class length, inventory carrying rate, box explosion offset, stock to dock time, effective code date, excess, surplus and scrap at start of month, unit price, % add value, dollar rate, etc.
        b) Parameters defined at source level, for each source, i.e. MS, FZI, FZO, FZC, MI, MO, CH, OAT, DTS, DEL COST, DEL R.OUT, NTT, ETT, LCT, AI, AC, etc.
        c) Parameters defined at Value-class level, for each value class, i.e. flags, PPS, PS, MIC, FDS, MAC, Min D Val, Max Del Val, FZI, FZO, ZC, MRI, MRO, CH, High Val Limit, DN, OH, etc.
        d) Parameters defined at P/N family level *(management group level), for each family/group, i.e. OPC, FDS, CII, NSI, PS, AI, mdq, Mdq, OAT, DI, OC, SED, description, etc.

IBM and MSL Confidential                                            Page 5 of 7

(11) In addition MSL will provide on demand a history of all shipments for a given period of time by order, configuration, ship to address, and date of shipment.

MSL will report to IBM the measurements separately for each Work Center.

REPORTING

MSL will transmit the reports described in the Appendix 3, the Product Attachment and those agreed upon by the Parties by facsimile, electronic data interchange, or otherwise, as IBM reasonably requires. MSL also agrees to establish, maintain and link the related complete and accurate data base system to IBM's specified systems and other electronic communication links as are deemed necessary and agreed to by both parties.

IBM and MSL Confidential                                            Page 6 of 7

APPENDIX 4: SUPPLY FLEXIBILITY

MSL agrees to maintain Supply Flexibility to meet requirements increase on forecasted volumes as follows:

MONTH                      M(CURRENT MO.)    M+1    M+2   M+3   M+4   M+5
Additional % on plan          [*]

The Supply Flexibility will be available at model and feature level.




IBM and MSL Confidential                                           Page 7 of 7

                      ATTACHMENT 4 - EXPENSE PARTICIPATION

1.    Valencia Product Engineering and New Program Management Support


      Commencing on the Effective Date of the Agreement, but not before July 1, 1998, IBM shall pay MSL [*] pesetas on the first day of each calendar month during the term of the Agreement for MSL's completion of the product engineering and new program management responsibilities defined in Product Attachment A of the Statement of Work. For any period of less that one month, the above amount shall be apportioned based on the number of days in that month.


2.    MVS License for the Valencia Work Center

      The terms and conditions, including pricing, governing the use of IBM's MVS software shall be granted under a separate licensing agreement between IBM Spain and MSL. For MVS software modules (including additions and upgrades) that IBM agrees in writing, before fees are incurred, are required by MSL to fulfill this Agreement, IBM shall reimburse MSL the actual MVS license charges through separate invoices and payments. MSL agrees that these payments will not take place before MSL has made the corresponding payment for the license fees.

3.    Startup and Investment Expenses for the US Work Center


      a) IBM shall pay MSL up to [*] U.S. dollars [*] for 1998 startup and investment expenses related to the US Work Center. MSL may submit invoices to IBM commencing on the Effective Date of the Agreement through [*] for the following actual startup and investment expenses for the US Work
      Center: I/T application set up including related travel and consultant fees, AS 400 hardware and software, application software and licenses, network infrastructure, line servers and user workstations, training, radio frequency equipment, tooling, material handling equipment, shelving, furniture, line fitup and facilities fitup expenses.

      b) IBM has budgeted a total of [*] to relocate manufacturing lines from Building 103 to Building 002; and for non-manufacturing fit up. Relocation of the manufacturing lines is budgeted at [*], and non-manufacturing fit up is budgeted at [*]. MSL will be responsible for any overruns of these budgets incurred as a result of MSL's requests.


      c) MSL acknowledges and agrees that its utilization of any tooling and/or I/T systems for other customers shall not impact IBM's product requirements. MSL shall obtain IBM's written approval prior to entering into a contract with a third party involving tooling and/or I/T systems charged to IBM as part of the US Work Center startup.


      d) IBM reserves the right of first refusal to purchase any tooling and equipment, that was reimbursed by IBM as part of the US Work Center startup, at any time for [*].



IBM Confidential                                                     Page 1 of 3
att4016.lwp

                      ATTACHMENT 4 - EXPENSE PARTICIPATION

      e) MSL shall report all open startup and investment expenses, which are subject to request for reimbursement by IBM, as part of the monthly measurement reviews in 1998.

4.    Personnel Expense Participation

4.1   Salary Participation

      a) Commencing on the Effective Date of the Agreement, IBM shall compensate MSL for the salaries of Transferred Employees, as defined in Attachment 2 of the Base Agreement, that are actually retained by the US Work Center and supporting this Agreement. IBM's payment to MSL shall be determined by the following formula: {Salary Payment = A x B), where the following values are assigned to such formula:

            i) "A" shall mean actual Transferred Employees, as defined in Attachment 2 of the Base Agreement, that are retained by MSL at the US Work Center and supporting this Agreement as of the last day of a quarter.

            ii) "B" shall mean the IBM's salary participation rate as defined in Attachment 4,4.1 b).

      b) IBM's quarterly salary participation rates shall be:

                  Year 1            Year 2            Year 3
                  ------            ------            ------

                  [*]               [*]               [*]

      c) For any period of less than [*], the amount determined by (a) above, shall be apportioned based on the actual number of days in that quarter.


      d) Payment for these liabilities shall be made via a separate invoice quarterly.

      e) IBM shall make no payments for any extension periods to the Agreement.

4.2   Medical and Vision Plan Participation

      a) Commencing on the Effective Date of the Agreement, MSL shall offer to Transferred Employees medical and vision plans that have employee contribution rates equal to the IBM contribution rates that IBM offers to its employees for that calendar year.


      b) IBM shall pay MSL [*] on the Effective Date of the Agreement for IBM's participation in the medical and vision plans for Transferred Employees for the term of the Agreement. IBM shall make no payments for any extension periods to the Agreement.



IBM Confidential                                                     Page 2 of 3
att4016.lwp

                      ATTACHMENT 4 - EXPENSE PARTICIPATION

4.3   401K Plan Participation


      a) Commencing on the Effective Date of the Agreement, MSL shall offer to Transferred Employees a 401K plan that reflects a [*] employer matching contribution.


      b) IBM's payment to MSL for a quarter shall be MSL's actual employer matching contributions for the Transferred Employees minus MSL participation as defined by Attachment 4, 4.3 c). IBM shall make no payments for Transferred Employees that are not retained by MSL at the US Work Center and supporting this Agreement as of the last day of the quarter.

      c) MSL's 401K Plan participation for the Transferred Employees shall be based on the following percentages of salary:

                  Year 1            Year 2            Year 3
                  ------            ------            ------

                  [*]               [*]               [*]

      d) For any period of less than [*] months, the amount determined by (a) above, shall be apportioned based on the actual number of days in that quarter.


      e) Payment for these liabilities shall be made via a separate invoice quarterly.

      f) IBM shall make no payments for any extension periods to the Agreement.


IBM Confidential                                                     Page 3 of 3
att4016.lwp

ATTACHMENT 5: EQUIPMENT AND PROGRAM LOAN LIST                      July 20, 1999

HARDWARE

ASSET IDENTIFIER
OR SERIAL NUMBER       DESCRIPTION            QUANTITY      COMMENT     VERIFIED


[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1                      verified Wayne Cato, 07/08/99
[*]                    [*]                       1            [*]       verified Wayne Cato, 07/08/99
[*]                    [*]                       1            [*]       verified Wayne Cato, 07/08/99



ATTACHMENT 5: EQUIPMENT AND PROGRAM LOAN LIST                      July 20, 1999


[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99
[*]                    [*]                       1          [*]         verified Gary Holman, 07/19/99
[*]                    [*]                       1          [*]         verified Gary Holman, 07/19/99
[*]                    [*]                       1          [*]         verified Gary Holman, 07/19/99


One (1) item is located in the Bldg. 002 structure but cannot be individually identified as a unit

ASSET IDENTIFIER
OR SERIAL NUMBER       DESCRIPTION            QUANTITY      COMMENT     VERIFIED


[*]                    [*]                       1          [*]         verified Wayne Cato, 07/08/99



ATTACHMENT 5: EQUIPMENT AND PROGRAM LOAN LIST                      July 20, 1999

SOFTWARE

ASSET IDENTIFIER
OR SERIAL NUMBER       DESCRIPTION            QUANTITY      COMMENT     VERIFIED

[*]                    [*]                       1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99
[*]                                              1          [*]         verified Donovan Dandurand, 6/16/99

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS

The purpose of this Attachment 6 is to provide terms and conditions under which MSL may install IBM Software Packages on Products. MSL shall not prepare a preload image of an IBM Software Package or install any IBM Software Packages, unless authorized by IBM in writing or expressly instructed under this Attachment 6. All Appendices and Exhibits referred to in this Attachment 6 are incorporated herein by reference. If there is a conflict between the Agreement and this Attachment 6, the terms of this Attachment 6 will prevail.

1.0. DEFINITIONS. For purposes of this Attachment 6 only, the following definitions shall apply:

1.1 "Approved Location" is a location at which IBM has expressly authorized MSL in writing to perform its IBM Software Package installation responsibilities under the Agreement, and which has also been so authorized by Microsoft Corporation ("MS");

1.2 "Code" shall mean statements or instructions, whether in a human readable "source" form or machine readable "object" form of programming code, intended to bring about a certain result in the operation of a computer. Code shall include (a) all supporting documentation, including but not limited to all documentation needed to assist each Party in understanding all technical aspects of the Code and all applicable end user documents and materials, and (b) all corrections, modifications and enhancements to Code.

1-3 "Customers" shall mean IBM, IBM subsidiaries, distributors, retailers, IBM authorized resellers, end users and others as may be specified by IBM.

1.4 "Derivative Work" shall mean a work that is based upon one or more pre-existing copyrighted or patented works, such as a revision, enhancement, modification, translation, abridgment, condensation, expansion, compilation or any other form in which such pre-existing work may be recast transformed or adapted.

1.5 "End User" is any one who acquires Products for its own use and not for resale.

1.6 "Harmful Code" shall mean any computer code, programming instruction, or set of instructions that is constructed with the ability to damage, interfere with, or otherwise adversely affect computer programs, data, files, or hardware, without the consent or intent of the computer user. This definitions includes, but is not limited to, self-replicating and self propagating programming instructions commonly called viruses and worms.

1.7 "IBM Software Package" shall mean a software package that is owned by or licensed to IBM, and is provided to MSL only for purposes of this Attachment 6 and the Agreement.

IBM Confidential                                                  June 2, 1999
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

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS

1.8 "Preload," "Preloading," and "Preloaded" refer to the process by which MSL is authorized, subject to the terms and conditions of the Agreement, to load a single copy of the IBM Software Package only onto the hard drive of a Product;

1.9 "Products" shall mean IBM and OEM machine types as defined in Product Attachments to the IBM/MSL Outsourcing Base Agreement Statement of Work.

2.0. SOFTWARE PACKAGE REQUIREMENTS

2.1. When authorized by IBM in writing or expressly instructed under this Attachment 6, MSL agrees to prepare the IBM Software Package Preload image in support of Products.

2.2. MSL agrees to Preload IBM Software Packages (only at Approved Locations) on Products as set forth in this Attachment 6.

2.3. MSL shall establish and maintain electronic installation records (as described in Exhibits 2, 3, and 4 of Appendix A to this Attachment 6) of all IBM Software Packages installed, and maintain adequate business controls to prevent unauthorized use or copies of any IBM Software Package.

2.4. MSL shall establish, maintain and report to IBM the number of individual software programs (including operating systems and program applications) included in IBM Software Packages that are (a) installed on Products, (b) shipped with Products, and (c) shipped without Products for purposes of Product support. MSL shall secure IBM's prior written permission regarding any IBM Software Package shipped without the Product to ensure that all licenses to IBM are adhered to by MSL.

2.5. MSL acknowledges that MS requires additional restrictions on its operating system Code and other Code and documentation from MS, and therefore, MSL agrees to also comply with the additional obligations set forth in Exhibit 5 of Appendix A of this Attachment 6 for all Code and documentation from MS.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 2 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS

3.0. ADDITIONAL WARRANTIES

MSL represents and warrants that at all times:

3.1. MSL will not copy or permit the copying (including back-up copies) of all or any part of the IBM Software Packages, except to the extent required for MSL to perform its obligations hereunder for IBM's benefit;

3.2. MSL will not sublicense, rent, lease, distribute, assign or otherwise transfer (including distributing back-up copies of) all or any part of the IBM Software Packages, except as expressly authorized by IBM in writing;

3.3. MSL will not reverse engineer, disassemble, or decompile all or any part of the IBM Software Packages;

3.4. MSL will not remove any intellectual property marking or identification code that may be in the IBM Software Packages;

3.5. MSL will not add to, delete from, or otherwise modify any Code included in the IBM Software Packages, or create any Derivative Work therefrom, except as expressly authorized by IBM in this Attachment 6 or otherwise authorized herein.

3.6. MSL will comply with the additional requirements set forth in this Attachment 6 and its Appendix A (including its Exhibits);

3.7. MSL will not export any IBM Software Package to any country without IBM's prior express written permission (such permission, if any, shall not relieve MSL of its obligations hereunder, and MSL shall remain fully responsible for all such exporting).


IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 3 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS

4.0. ADDITIONAL AUDIT RIGHTS

IBM may regularly monitor, inspect and/or audit any software installation location utilized or planned to be utilized hereunder pursuant to Section 7.0 of the Outsourcing Base Agreement.

MSL will not utilize any location in performance of this Attachment 6 which is not an Approved Location. MSL agrees to provide IBM at least ninety (90) calendar days advanced written notice for any MSL facility planned to be used (including the intended activity for each such facility) in the performance of work hereunder, to allow IBM, and/or MS, to inspect each such facility. MSL agrees to promptly correct any deficiencies discovered in such inspections. Such IBM inspections, approvals and deficiency corrections shall not in any way relieve MSL of its ongoing obligations under the Agreement.

IBM shall have the option to monitor, inspect, audit and take other necessary actions in order to comply with IBM's requirements to MS regarding any of MS's Code, or documentation, used hereunder.

IBM's right to audit hereunder shall continue for a period up to [*] following expiration or termination of the Agreement.

Any audit provided for herein shall be conducted during MSL's normal business hours, after reasonable advance notice, and shall not unreasonably interfere with MSL's normal operations.


IBM Confidential                                                  June 2, 1999
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

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                                   APPENDIX A
           ADDITIONAL OBLIGATIONS FOR MICROSOFT CODE AND DOCUMENTATION

1. AUTHORIZATION.

1.1. ATTACHMENT 6. The terms and conditions of this Attachment 6 are in addition to, and not in lieu of, the terms and conditions of the Agreement.

1.2. SCOPE. The additional restrictions in this Appendix A shall apply to the MS Code referenced in Exhibit 1 of this Appendix A, including any and all revisions, enhancements, supplements or releases thereto (collectively, "MS Software Images") and related MS documentation, if such MS Software Images are made available by IBM to MSL. If required by MS, IBM has the right, without limitation, to include additional Code as "MS Software Images" and documentation by notifying MSL in writing. Provided that MSL complies fully with the terms and conditions of this Attachment 6 pursuant to the terms of the MS License to IBM ("MS License), IBM hereby authorizes MSL at Approved Locations only to Preload MS Software Images on Products and to distribute Preloaded Products as otherwise permitted in the Agreement. IBM may revoke these authorizations in whole or in part at any time in its sole discretion.

1.3. MSL'S AUTHORIZED SUBSIDIARIES. With prior written approval from IBM, which approval may be withheld in IBM's sole discretion, MSL may authorize its Subsidiaries that are authorized to assemble and test Products pursuant to the Agreement to Preload MS Software Images only at Approved Locations in accordance with the terms, and conditions of the Agreement, including Attachment 6, PROVIDED THAT MSL hereby unconditionally guarantees each of its authorized SUBSIDIARIES' full and complete compliance with the terms and conditions of the Agreement, including Attachment 6. Pursuant to this guarantee, IBM shall not be required to make demand upon MSL's Subsidiary as a condition to making demand upon MSL. Each authorized Subsidiary shall execute an agreement with MSL sufficient to COMPLY with MSL's obligations to IBM under this Attachment 6, and the term "MSL" as used elsewhere herein shall include any authorized Subsidiaries who execute such an agreement and are approved in writing by IBM to Preload MS Software Images as provided herein.

IBM Confidential                                                  June 2, 1999
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

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                                   APPENDIX A
           ADDITIONAL OBLIGATIONS FOR MICROSOFT CODE AND DOCUMENTATION

1.4. MS APPROVAL. Notwithstanding anything herein to the contrary, MSL, Subsidiaries of MSL, and Approved Locations, are subject to approval or immediate revocation in writing by MS as provided in the MS License. MSL is prohibited from Preloading the MS Software Image at any Preload location not approved by MS. MSL shall provide IBM with the addresses of its headquarters, the proposed Preload location(s) for which approval is requested, the business profiles in the English language (including years in business, ownership profile, nature of principal business activities, general description of site security procedures, any nonstandard reporting procedures from MSL site to IBM, and a summary of any prior experiences with installation or replication of MS products), and such other relevant information as MS or IBM may request, at least ninety (90) calendar days in advance of the anticipated first installation date for such location

2. MSL'S RESPONSIBILITIES. MSL represents, warrants and agrees that it shall:

         (a) Comply full), and completely with all of the terms and conditions of this Attachment 6 and the MS License, including, but not limited to, all terms regarding Preloading MS Software Images and related MS documentation. Further, MSL represents, warrants and agrees:

                  (i) to create an electronic assembly record for each Product in the format prescribed by IBM and transmit it to IBM prior to shipment of Product, via electronic data transmission after completion of assembly;

                  (ii) to include, in unmodified form, all publications, license agreements, certificates of authenticity, labels and ship groups with each Product as set forth in the Product's Bill of Materials;

                  (iii) to use the master media, and the MS Software Images obtained therefrom, only at an Approved Location and only to Preload, in a manner expressly permitted by IBM, a single copy of the Software Image designated for each Product in the Bill of Materials onto the approved Product, and for no other purpose whatsoever;

                  (iv) to maintain adequate business controls for the master media, and the MS Software Images and supporting MS documentation obtained therefrom, to prevent unauthorized use or copies of any MS Software Image and supporting MS documentation;

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 6 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                                   APPENDIX A
           ADDITIONAL OBLIGATIONS FOR MICROSOFT CODE AND DOCUMENTATION

                  (v) not to copy or permit the copying (including back-up copies) of all or any part of any MS Software Image and MS supporting documentation, except as expressly authorized by this Attachment 6; and

                  (vi) not to sublicense, rent, lease, distribute, assign or otherwise transfer (including distributing back-up copies of) all or any part of any MS Software Image including supporting documentation, except as expressly authorized by this Attachment 6;

         (b) When expressly authorized by IBM in writing, implement one, or more, of the following separate processes, which are described more fully in Exhibits 2, 3 and 4 of this Appendix A, at each Approved Location to ensure protection of the MS Software Image during the Preload process:

                  (i) PROCESS ONE. An IBM or IBM contractor employee (who is not an employee of MSL) shall periodically monitor the Preload process, and the IBM or IBM contractor employee or an employee of MSL shall ensure that the master media containing the MS Software Image used for the Preload process is retained in a secure area accessible only to such IBM or IBM contractor employee or by MSL when not in use by the MSL (any oversight on the part of IBM shall not relieve MSL of any of its obligations hereunder); and/or

                  (ii) PROCESS TWO. MSL may use the recovery CD for the product (if any) that ships with, or is designated by IBM for, the Product to Preload Software Images onto each such Product. MSL will maintain the recovery CD in a secure area until it is used for installation and returned to a secure place or packaged with the Product or its accompanying ship group. MSL shall run image verification testing on all Products Preloaded using a recovery CD; and/or

                  (iii) PROCESS THREE. The master media containing the MS Software Image used for the Preload process shall be located exclusively on a server system where it will be accessible only by an IBM or IBM contractor employee or by MSL, replication of the MS Software Image shall be performed only under the authorization of IBM or MSL, and all copies shall be monitored and tracked to an individual Product serial number.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 7 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                                   APPENDIX A
           ADDITIONAL OBLIGATIONS FOR MICROSOFT CODE AND DOCUMENTATION

         If Process One or Process Two is selected, MSL shall take all necessary steps to ensure that only IBM and IBM contractor employees and designated MSL employees shall have access to such secured area where the master image or recovery CDs are maintained when not in use, including, without limitation, installing locks and ensuring no other possible access through doors, ceilings, walls, or floors. If Process Three is selected, MSL shall designate a dedicated server system for such purpose, and access to the data and master images stored on such server shall be limited to IBM and IBM contractor employees and designated MSL employees through passwords, keyboard lock, and a locked cover over all diskette drives and CD drives. Further, MSL shall take all necessary steps to protect such server system from unauthorized use. MSL's compliance with such processes will be subject to audit by IBM and/or MS as provided herein in this Attachment 6 and in the Agreement;

         (c) Comply fully and completely with the obligations of the MS License, including, but not limited to, those specifically set forth in Exhibit 5 of Appendix A, the Additional MS Provision: MS License Obligations Imposed On MSL hereto, in the same manner and to the same extent that IBM is required to comply with such obligations; provided, however, that, except as expressly provided in this Attachment 6 (including, but not limited to, any Appendices and Exhibits), this provision is not a sublicense or assignment of any rights of IBM under the MS License, and MSL shall not have any right or license to use, reproduce or distribute any MS Software Images. Copies of the MS License are available for review upon request, subject to the requirements of Subsection (d) below;

         (d) Prior to the receipt of any confidential information obtained from MS, execute a non-disclosure agreement sufficient to comply with IBM's confidentiality obligations to MS;

         (e) Provide access to MSL's premises during normal business hours (with prior notice of at least 48 hours) to inspection teams sent on behalf of MS and/or IBM if MS or IBM has reason to believe that MSL may be in violation of this Attachment 6, in order that such team may perform an inspection of the MSL'S procedures to determine compliance with the terms of this Attachment 6;

         (f) Immediately stop Preloading of all MS Software Images upon notice from IBM or MS of termination, as set forth in Section 7 of this Appendix A of this Attachment 6, the MS License, or the Agreement;

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 8 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                                   APPENDIX A
           ADDITIONAL OBLIGATIONS FOR MICROSOFT CODE AND DOCUMENTATION

         (g) Distribute Products Preloaded with MS Software Images only to IBM or IBM Subsidiaries, or on behalf of IBM or IBM Subsidiaries to the extent permitted in the Agreement;

         (h) Reimburse MS's and IBM's reasonable attorney's fees and costs if MS or IBM employs attorneys to enforce any rights arising out of this Attachment 6;

         (i) Record, track and report to IBM (for consolidated reporting to MS) in the form, manner and at intervals required by IBM, information concerning MS Software Images Preloaded and supporting MS documentation, including without limitation, the number of units, the model number, the configuration, the name or part number of the MS Software Image Preloaded, and the unique serial number of the Products Preloaded and distributed with an MS Software Image.

3. ADDITIONAL WARRANTY BY MSL. MSL further represents, warrants and agrees to notify IBM immediately in writing of any suspected or actual noncompliance with the terms and conditions of this Attachment 6 or the MS License by MSL, its employees, Subsidiaries, or agents.

4. THIRD PARTY BENEFICIARY. Notwithstanding Section 16.18 of the Outsourcing Base Agreement, MS is an intended third party beneficiary of this Attachment 6 only, with full rights to enforce the terms of this Attachment 6 on its own behalf, but only to the extent that the terms of this Attachment 6 pertains to the MS Software Images and related MS documentation.

5. ADDITIONAL INDEMNIFICATION. MSL agrees to indemnify and hold harmless MS and IBM, its Subsidiaries, employees, and directors, from all fines, claims and expenses of any kind (including reasonable attorneys' fees and expenses) incurred by IBM or MS arising from or connected with (a) any breach, default or noncompliance by MSL of its representations, warranties or obligations under this Attachment 6, (b) alteration or modification by MSL of any MS Software Image, (c) installation on a Product of an image or Code other than the IBM Software Package, and (d) any unauthorized use, reproduction or distribution of MS Software Images or related documentation by MSL, or its employees or agents, whether or not authorized by MSL; provided, however, that MSL shall not be liable only to the extent that any such fines, claims or expenses are attributable to IBM's gross negligence or willful misconduct or to written instructions provided by an authorized representative of IBM to MSL.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 9 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                                   APPENDIX A
           ADDITIONAL OBLIGATIONS FOR MICROSOFT CODE AND DOCUMENTATION

6. ADDITIONAL MODIFICATION AND AMENDMENT RIGHTS. IBM may modify, add or delete terms or conditions of this Attachment 6 (including its Appendices and Exhibits) in response to a modification or amendment of the MS License by providing MSL thirty (30) calendar days advance written notice or the same period of time MS gives IBM to comply with a modification or amendment, if such period is less than thirty (30) calendar days. MSL agrees to comply with such modifications, additions, or deletions to this Attachment 6 if it continues to Preload MS Software Images on Products after such notice period.

7. ADDITIONAL TERMINATION RIGHTS. In addition to the termination provisions provided in Section 5.0 of the Outsourcing Base Agreement, IBM may terminate this Attachment 6, in whole or in part ("in part" including any or all provisions regarding MS Software Images), without liability, due to: (a) the expiration or termination of the MS License; or (b) the expiration or termination of the Agreement, including without limitation, termination of this Attachment 6 as specified below:

         (i) IBM may, at IBM's sole discretion, terminate all rights granted to MSL under this Attachment 6 (and its associated Exhibits and Appendices), with cause [*] written notice to MSL;

         (ii) MS may terminate this Attachment 6 in part (i.e., to the extent MS Software Images are included in this Attachment 6) [*] written notice to MSL and IBM in the event that MS learns of any unauthorized use, reproduction or distribution of MS Intellectual property by MSL, or its employees or agents;

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 10 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT I OF APPENDIX A
                               MS SOFTWARE IMAGES

The term "MS Software Images" consists of the following Microsoft Corporation products:

A. [*]

B. [*]

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 11 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 2 OF APPENDIX A
                            EXTERNAL DOWNLOAD PROCESS

EXTERNAL DOWNLOAD PROCESS. The following process shall comply with the requirements set forth in Subsection 2(c)(i) of Appendix A, Attachment 6:

(a) download tools (which are "off the shelf products") used to perform installation process are not required to be in a secured area (1,2);

(b) the master image is retained in a secured area (which is either a locked room or cabinet) when not in use;

(c) the installation process is periodically monitored by an IBM employee or IBM contractor employee (who is not an employee of MSL);

(d) if the image is installed on a hardfile prior to installation of the hardfile on the Product, such installed hardfile serial numbers will be separately tracked and any such hardfiles that are not installed in a Product by the end of the work session will be secured in the secured area;

(e) the hardfile on which the image is installed is electronically verified and associated to the Product unit serial number;

(f) MSL electronically tracks the system unit serial number, hardfile serial number, and designated model number;

(g) access to the secured area where the master image is retained when not in use is limited to an IBM employee, IBM contractor employee, or MSL;

(h) the MS Certificate of Authenticity (COA) serial number is electronically associated by MSL to the Product serial number;

Notes:
1. Customer Product model and serial number electronically captured via the vital product data.
2. IBM proprietary software, maintained and accessible only by IBM or MSL, shall be used for the download process.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 12 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 3 OF APPENDIX A
                            RECOVERY CD INSTALLATION

RECOVERY CD INSTALLATION. The following process shall comply with the requirements set forth in subsection 2(c)(ii) of Appendix A, Attachment 6:

(a) download tools (which are "off the shelf products") used to perform the installation process are not required to be in a secured area;

(b) the recovery CDs are retained in a secured area when not in use;

(c) the installation process is periodically monitored by an IBM employee or IBM contractor employee (who is not an employee of MSL);

(d) the hardfile on which the image is installed is electronically verified and associated to the Product serial number;

(e) MSL electronically tracks the Product serial number, hardfile serial number, and designated model number;

(f) access to the secured area where the recovery CDs are retained when not in use is limited to an IBM employee, IBM contractor employee or MSL;

(g) the MS Certificate of Authenticity (COA) serial number is electronically associated to the Product serial number by the MSL.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 13 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 4 OF APPENDIX A
                         SECURED SERVER DOWNLOAD PROCESS

SECURED SERVER DOWNLOAD PROCESS. The following process shall comply with the requirements set forth in Subsection 2(c)(iii) of Appendix A, Attachment 6:

(a) the master image shall be maintained on a secured server with access limited to an IBM employee, an IBM contractor employee, or MSL;

(b) the server shall be accessible only to an IBM employee, an IBM contractor employee, or MSL through keyboard locks and power-on passwords;

(c) only operators with valid user ids and passwords are authorized to initiate download. The IBM employee or IBM contractor employee need not be present for installation process;

(d) the server electronically logs the model number, serial number, user id, and image part number when the installation process is initiated;

(e) MSL electronically tracks the Product serial number, hardfile serial number and designated model number;

(f) the MS COA serial number is electronically associated by MSL to the Product serial number

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 14 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 5 OF APPENDIX A
                            ADDITIONAL MS PROVISIONS:
                      MS LICENSE OBLIGATIONS IMPOSED ON MSL

1. INSTALLATION OBLIGATIONS. MSL represents, warrants and agrees that when performing work pursuant to this Attachment 6, it shall:

        (a) install no more than one (1) copy of the MS Software Image on each Product system hard disk ("Preinstalled MS Software");

        (b) unless expressly authorized by IBM in writing to perform otherwise, pre-install the MS Software Image as the "default" operating system on each Product distributed with the MS Software Image (i.e., the MS Software Image will set up and execute unless the End User Customer configures the Approved Product otherwise). MSL shall preinstall the MS Software Image solely in accordance with the installation instructions set forth in this Attachment 6 and as further directed by IBM in Appendices. MSL may use the tangible forms of the programming code (tools and software) provided by IBM solely to preinstall the MS Software Image in accordance with this Attachment 6 and for no other purpose;

        (c) distribute, to IBM and IBM's subsidiaries, Products with only one
    (1) copy each of the Preloaded MS Software and related documentation as directed by IBM in writing; PROVIDED, HOWEVER, that if IBM provides MSL with a recovery CD of the MS Software Image ("Recovery CD") or back-up copy of the MS Software Image on CD ("Back-up Copy") in a Product's ship group, MSL shall distribute one copy of such Recovery CD or Back-up CD along with the Product, if so directed by IBM in writing;

        (d) distribute MS Software Image(s) and MS Software Image documentation only with Product(s) and only inside the Product package;

        (e) except as expressly authorized by IBM in writing, not modify, in any way, or delete any aspects of the MS Software Image and MS related documentation provided by IBM to MSL;

        (f) except as provided in this Attachment 6 or expressly authorized by IBM in writing, not remove or modify the package contents of any MS Software Image package or modify or translate any related End User documentation;

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 15 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 5 OF APPENDIX A
                            ADDITIONAL MS PROVISIONS:
                      MS LICENSE OBLIGATIONS IMPOSED ON MSL

        (g) include an IBM-specified MS Software Image package with each Product distributed with an MS Software Image; A COA must be affixed to or accompany each copy of the MS Software Image documentation, and the COA serial number must be registered with the Product during the assembly process as provided in Exhibits 2, 3, and 4 of Appendix A of this Attachment 6.

        (h) if expressly authorized by IBM to distribute the MS Software Images(s) on media other than installed on the Product hard disk, distribute the MS Software Image(s) on separate media (e.g., separate diskettes, CD-ROM disc, etc.) from other software, except for distribution of a Recovery CD approved by IBM and MS;

        (i) Preload MS Software Images on Products, and place MS Software Image packages in Product packages, only at an Approved Location and solely by MSL's employees or contractors;

        (j) not reverse engineer any MS Software Image provided by IBM to MSL, except as permitted by applicable law without the possibility of contractual waiver. Except as necessary to Preload MS Software Images or as otherwise permitted in Attachment 6, MSL shall not reproduce the MS Software Image or any part of the related documentation. MSL shall make no use of the tangible MS Software Image and related documentation except as expressly described in this Attachment 6;

        (k) not distribute MS Software Images or any part of the related documentation in encrypted form, unless provided by IBM in such form and expressly directed by IBM to distribute in such form;

        (l) where MSL distributes Preinstalled MS Software within the Products, place a notice over either the Product power switch in the "OFF" position or the power inlet connector which informs the End User that turning on the Product system indicates acceptance of the terms of the End User License Agreement ("EULA"), or comply with such other procedure authorized by IBM to ensure EULA acceptance;

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 16 of 19

                                  ATTACHMENT 6
                    SOFTWARE INSTALLATION TERM AND CONDITIONS


                             EXHIBIT 5 OF APPENDIX A
                            ADDITIONAL MS PROVISIONS:
                      MS LICENSE OBLIGATIONS IMPOSED ON MSL

        (m) if IBM expressly authorizes MSL in writing to enter End User information on behalf of End Users in the boxes provided for the on-screen End User registration process for the MS Software Image, not to enter Supplier's own name or make any other false or fictional registrations. MSL shall not (A) relieve End Users of their obligations to enter COA registration numbers in the on-screen End User registration process and to reply to on-screen EULA inquiries or (B) insert COA registration numbers or reply to EULA inquiries for or on behalf of End Users;

        (n) unless expressly authorized by IBM in writing, not install multiple versions of MS Software Images;

        (o) except as expressly authorized by IBM in writing, not distribute more than one MS Windows operating system (i.e., [*]) with the same Product.

2. INTELLECTUAL PROPERTY NOTICES. MSL will not remove, modify or obscure any copyright, trademark, patent, or mask work notices that appear on the MS Software Image or related documentation as delivered to MSL.

3. OBLIGATIONS UPON TERMINATION.

        (a) Except as otherwise provided in Subsection 3(b) below, within [*] calendar days after termination or expiration of the Agreement (or this Attachment 6, in the event of termination in part) for any reason, MSL shall return to IBM all MS Software Image(s) master media and all MS Software Image documentation which has not been placed in a Product package prior to such termination or expiration, and MSL shall provide written notice to IBM signed by a representative certifying that MSL has fulfilled such requirements.

        (b) Except as otherwise provided in this Subsection 3(b), upon termination or expiration of the Agreement (or this Attachment 6, in the event of termination in part) for any reason, MSL's authority to Preload MS Software Images and to place MS Software Image documentation in Product packages shall immediately cease.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 17 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 5 OF APPENDIX A
                            ADDITIONAL MS PROVISIONS:
                      MS LICENSE OBLIGATIONS IMPOSED ON MSL

4. ADDITIONAL AUDITS AND INSPECTIONS.

        (a) During the Term of the Agreement, and for [*] thereafter, MSL agrees to keep all usual and proper records and books of account and all usual and proper entries relating to each MS Software Image sufficient to substantiate the number of copies of MS Software Image packages acquired and placed into Product packages, the number of copies of MS Software Images installed, and the number of Products distributed by MSL. MSL shall maintain on MSL's premises (or commercial archive facility) such records, and all other records required to be kept by this Attachment 6, for itself and for each Subsidiary of MSL that exercises rights under this Attachment 6. Any audit must be initiated within [*] after termination or expiration of this Attachment 6, the Agreement, or of the MS License, whichever occurs last.

        (b) In order to verify statements issued by MSL and Subsidiaries of MSL and compliance with the terms and conditions of this Attachment 6, IBM or MS may, at IBM's or MS's sole discretion, cause (i) an audit to be made of MSL's and/or MSL's Subsidiaries' books and records and/or (ii) an inspection to be made of those portions of MSL's and/or MSL's Subsidiaries' facilities and procedures reasonably necessary to verify such compliance. Except as otherwise provided in the Agreement, any audit and/or inspection shall be conducted during regular business hours at MSL's and/or MSL's Subsidiaries' facilities, with at least forty-five (45) calendar days prior written notice. Any audit and/or inspection shall be conducted (other than on a contingent fee basis) by an independent certified public accountant which is either (1) jointly selected by MSL and IBM (or MS, as applicable), (2) has been agreed to by the Parties for any prior audit of any MSL/IBM (or MS, as applicable) license or agreement, or (3) has been agreed to by IBM and MS for any prior audit of any IBM/MS license or agreement.

        (c) MSL agrees to provide the audit or inspection team reasonable access to the relevant MSL's and/or MSL's Subsidiaries' records and facilities for the purpose of performing the audit.

IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 18 of 19

                                  ATTACHMENT 6
                   SOFTWARE INSTALLATION TERMS AND CONDITIONS


                             EXHIBIT 5 OF APPENDIX A
                           ADDITIONAL MS PROVISIONS:
                      MS LICENSE OBLIGATIONS IMPOSED ON MSL

        (d) Prompt adjustment shall be made to compensate for any errors or omissions disclosed by such audit. Any such audit shall be paid for by IBM (or MS, as applicable) unless material discrepancies are disclosed. "Material" shall mean an underaccounting of installed MS Software Images valued at more than [*]. If material discrepancies are disclosed, MSL agrees to pay IBM or MS for the costs associated with the audit. Further, MSL agrees to indemnify IBM and its subsidiaries for any additional costs incurred by IBM as a result of any unauthorized copies or copies which were not reported to IBM. In no event shall audits be made more frequently than semiannually unless the immediately preceding audit disclosed a material discrepancy.

5. EXPORT OR RE-EXPORT. MSL agrees that it will not export or re-export an MS Software Image to any country to which such export is restricted by export administration regulations, without prior written consent, if required, of the Office of Export Administration of the U.S. Department of Commerce, or such other governmental entity as may have jurisdiction over such export. Restricted countries currently include, but are not necessarily limited to, Cuba, Sudan, Iran, Iraq, Libya, North Korea, and Syria. MSL warrants and represents that neither the U.S.A. Bureau of Export Administration nor any other federal agency has suspended, revoked or denied MSL's export privileges. MSL further agrees that it shall not export or re-export an MS Software Image in violation of applicable laws or regulations to (i) any End User who MSL knows will utilize an MS Software Image in the design, development or production of nuclear, chemical or biological weapons; or
    (ii) any End User who has been prohibited from participating in U.S.A. export transactions by any federal agency of the U.S.A. government.

6. CONFIDENTIALITY. As provided in the Agreement, the terms and conditions of this Attachment 6 (including this Exhibit 5 of Appendix A of Attachment 6) are confidential, and MSL shall not disclose the terms or conditions to any third party without the prior written approval of IBM.


IBM Confidential                                                  June 2, 1999
ATT6.1wp                                                          Page 19 of 19

                           IBM AGREEMENT FOR EXCHANGE
                          OF CONFIDENTIAL INFORMATION


                           Document Number: 4998S60076


                   International Business Machines Corporation
                             Armonk, New York 10504

                                                               [GRAPHIC OMITTED]

               Agreement for Exchange of Confidential Information

IBM ============================================================================

      Our mutual objective under this Agreement is to provide appropriate protection for Confidential Information (Information) while maintaining our ability to conduct respective business activities. Each of us agree that the following terms apply when one of us (Disclose) discloses Information to the other (Recipient) under this Agreement.

SECTION 1 ASSOCIATED CONTRACT DOCUMENTS

      Each time one of the parties wishes to disclose specific Information to the other, the Discloser will issue a Supplement to this Agreement (Supplement) before disclosure.

      The Supplement will identify the Recipient's person designated to be its Point of Contact for the disclosure and will contain the Initial and Final Disclosure Dates. If either of these dates is omitted from the Supplement, such date will be deemed to be the actual date of disclosure. Information becomes subject to this Agreement on the Initial Disclosure Date. The Supplement will also contain a non-confidential description of the specific Information to be disclosed and any additional terms for that Information.

      The only time Recipient and Discloser are required to sign the Supplement is when it contains additional terms. When signatures are not required, the Recipient indicates acceptance of Information under the terms of this Agreement by participating in the disclosure, after receipt of the Supplement.

SECTION 2 DISCLOSURE

      The Discloser and Recipient's Point of Contact will coordinate and control the disclosure. Information will be disclosed either:

            1)    In writing;
            2)    By delivery of items;
            3) By initiation of access to information, such as may be contained in a data base; or
            4)    By oral and/or visual presentation.

      Information should be marked with a restrictive legend of the Discloser. If Information is not marked with such legend or is disclosed orally:

            1) The Information will be identified as confidential at the time of disclosure, and
            2) The Discloser will promptly provide the Recipient with written summary.

SECTION 3 OBLIGATION

      The Recipient agrees to:

            1) use the same care and discretion to avoid disclosure, publication or dissemination of the Discloser's Information as it uses with its own similar Information that it does not wish to disclose, publish or disseminate; and
            2) use the Discloser's Information for the purpose for which it was disclosed or otherwise for the benefit of the Discloser.

      The Recipient may disclose Information to:

            1) its employees and employees of its parent and subsidiary companies who have a need to know; and
            2)    any other party with the Discloser's prior written consent.

      Before disclosure to any of the above parties, the Recipient will have a written agreement with such party sufficient to require that party to treat information in accordance with this Agreement.

      The Recipient may disclose Information to the extent required bylaw. However, the Recipient must give the Discloser prompt notice to allow the Discloser a reasonable opportunity to obtain a protective order.

SECTION 4 CONFIDENTIALITY PERIOD


      Information disclosed pursuant to this Agreement will be subject to the terms of this Agreement for [*] following the Final Disclosure Date.


SECTION 5 EXCEPTIONS TO OBLIGATIONS

      The Recipient may disclose, publish, disseminate, and use Information that is:

            1) already in its possession without obligation of confidentiality;
            2)    developed independently;
            3) obtained from a source other than the Discloser without obligation of confidentially;
            4) publicly available when received, or thereafter becomes publicly available through no fault of the Recipient; or
            5) disclosed by the Discloser to another party without obligation of confidentially.

SECTION 6 RESIDUAL INFORMATION

      The recipient may disclose, publish, disseminate, and use the ideas, concepts, know-how and techniques, related to the Recipient's business activities, which are contained in the Discloser's information and retained in the memories of Recipient's employees who have had access to the Information pursuant to this Agreement (Residual Information).

      Nothing contained in this Section gives the Recipient the right to disclose, publish, or disseminate, except as set forth elsewhere in this
      Agreement:

            1)    the source of Residual Information;
            2) any financial, statistical or personnel data of the Discloser; or
            3)    the business plans of the Discloser.

SECTION 7. DISCLAIMERS

      THE DISCLOSER PROVIDES INFORMATION ON AN "AS IS" BASIS.

      The discloser will not be liable for any damages arising out of use of Information disclosed hereunder.

      Neither this Agreement nor any disclosure of Information hereunder grants the Recipient any right or license under any trademark, copyright or patent now or hereafter owned or controlled by the Discloser.

      Disclosure of Information containing business plans is for planning purposes only. The Discloser may change or cancel its plans at any time. Use of such Information is at the Recipient's own risk.

      The receipt of Information pursuant to this Agreement will not preclude, or in any way limit, the Recipient from:

            1) providing to others products or services which may be competitive with products or services of the Discloser;
            2) providing products or services to others who compete with the Discloser; or
            3)    assigning its employees in any way it may choose.

SECTION 8 GENERAL

      This Agreement does not require either party to disclose or to receive Information.

      Neither party may assign, or otherwise transfer, its rights or delegate its duties or obligations under this Agreement without prior written consent. Any attempt to do so is void.

      The Recipient will comply with all applicable United States and foreign export laws and regulations.

      Only a written agreement signed by both of us can modify this Agreement.


      Either party may terminate this Agreement by providing [*] written notice to the other. Any provisions of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled, and apply to respective successors and assignees.


      If there is a conflict between the terms of this Agreement and a Supplement, those of the Supplement prevail. Except as modified by a Supplement, the terms of this Agreement remain in full force and effect.

      The laws of the State of New York govern this Agreement.

      This Agreement and its Supplements are the complete and exclusive agreement regarding our disclosures of Information, and replace any prior oral written communications between us. By signing below for our respective enterprises, each of us agrees to the terms of this Agreement. Once signed, any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original.

      International Business Machines     Manufacturer Services Limited
      Corporation                         200 Baker Avenue
      Armonk, New York                    Concord, Massachusetts


By: /s/ Craig Bloszinsky                  By:
----------------------------------        ----------------------------------
    Authorized Signature                      Authorized Signature

Name: Craig Bloszinsky                    Name:
----------------------------------        ----------------------------------

Date: 3/10/98                             Date:
----------------------------------        ----------------------------------


Agreement Number 4998S60076
International Business Machines Corporation
Armonk, New York 10504

                      EQUIPMENT AND PROGRAM LOAN AGREEMENT


                                     between


                                 IBM Corporation


                                       and


               Manufacturers' Services Western US Operations, Inc.

                                                               [GRAPHIC OMITTED]

IBM Equipment and Program Loan Agreement
    ============================================================================

This is an Equipment and Program Loan Agreement ("EPLA") between International Business Machines Corporation (hereinafter called "IBM"), a New York corporation, with an address for the purpose of this Agreement at 8501 IBM Drive, Charlotte, NC 28262, and Manufacturers' Services Western US Operations, Inc. (hereinafter called "MSL"), with an address at 5600 Mowry School Road, Newark, CA 94560.

IBM and MSL agree that the following terms and conditions apply when IBM loans MSL equipment and programs including associated user manuals and similar documentation (Loaned Items). Loaned Items may also be referred to as Loaned Equipment or Loaned Programs, as applicable.

SECTION 1 ASSOCIATED CONTRACT DOCUMENTS

      Attachment 5 of the Outsourcing Agreement lists the Loaned Items. A revised Attachment 5 sets forth any additions or deletions to the listed Loaned Items. MSL's continued use of the Loaned Items or acceptance of additional Loaned Items after its receipt of a revised Attachment 5 will constitute its acceptance of such Attachment.

      The loan of Loaned Items is made in conjunction with the IBM and MSL Outsourcing Agreement dated _____________________ ("Referenced Agreement") for the purpose of MSL fulfilling its responsibilities and obligation as stated in the Reference Agreement.

SECTION 2 TERM AND TERMINATION

      Unless otherwise mutually agreed, the EPLA will be in effect for as long as the Referenced Agreement is effective.

SECTION 3 LOANED PERIOD

      IBM will provide the Loaned Items to MSL on or about the Effective Date of the Referenced Agreement. The Loan Period for each Loaned Item will extend from the actual date IBM delivers the Loaned Items(s) to MSL, until the earliest of:

      a) the applicable return date specified in the Attachment or revised return date specified in a revised Attachment;

      b) the date MSL acquires i) title to the Loaned Equipment or ii) a continuing license to the Loaned Program, should such acquisition or licensing be available to MSL under Section 12: or

      c)    on the Referenced Agreement expiration date.

SECTION 4 AUTHORIZED USE

      IBM provides Loaned Items to MSL solely for use in accordance with the terms of this Agreement and for the Purpose of the loan described either in this Agreement or in the Referenced Agreement (Authorized Use). There are no charges for Authorized Use of the Loaned Items. MSL may not use the Loaned Items for any other purposes.


EPL00L(CLT-EPL 1.1-02/93)                                            Page 2 of 7

SECTION 5 OWNERSHIP AND LICENSE

      IBM or another party retains title to all Loaned Items. MSL may not transfer Loaned Items to anyone else. For Loaned Programs which are not subject to IBM's or another supplier's or publisher's license agreement, IBM grants MSL a license to use, store, modify and make sufficient copies to support MSL's Authorized Use under this Agreement. Such copies will be deemed to be Loaned Items. For Loaned Programs which are subject to another supplier's or publisher's license agreement, however, the terms and conditions of that supplier or publisher are passed to MSL through IBM. Such terms and conditions will be shipped with the Loaned Program. For Loaned Programs which IBM licenses to others under an IBM license, the terms of the applicable IBM license which are not inconsistent with this Agreement apply. IBM will provide such terms to MSL upon request Any authorized copies made by MSL will be deemed to be Loaned Items.

SECTION 6 LICENSED INTERNAL CODE

      If the Loaned Equipment contains Licensed Internal Code (Code), so identified by IBM, IBM grants MSL a license only to execute such Code to enable the Loaned Equipment to perform in accordance with IBM's official published specifications. MSL may not reverse assemble, reverse compile, decode, translate, or make any other copies of the Code. MSL must return the original copy of the Code to IBM at the conclusion of the Loan Period.

SECTION 7 DELIVERY AND INSTALLATION

      IBM will deliver the Loaned Items to 8501 IBM Drive, Charlotte, NC 28262.

      MSL will:

            1)    set-up all Loaned Equipment, and

            2)    install all Loaned Programs

SECTION 8 RISK OF LOSS OR DAMAGE

      IBM relieves MSL of the risk of loss of, or damage to, all Loaned Items, except for loss or damage resulting from MSL's breach of this Agreement including use other than Authorized Use.

SECTION 9 SECURITY

      MSL will provide, at no cost to IBM, adequate security to protect the Loaned Items from theft, damage or misuse.

      MSL will use reasonable care in the use of all Loaned Items. MSL will provide an operating environment for the Loaned Items consistent with the related user documentation.

      MSL will keep the Loaned Items at the Installation Address specified in the Attachment. MSL will not move the Loaned Items to another location without IBM's prior written approval.

SECTION 10 SERVICE AND SUPPORT

      During the time the Loaned Items are in MSL's possession, MSL shall, at its own expense:

      a) Develop and maintain the expertise to operate the Equipment independent of IBM and ensure that the Equipment complies at all times with all federal, state, and local governmental safety and other requirement (including OSHA regulations). If MSL determines that any of the Loaned Items received from IBM fails to comply with any such requirements, MSL shall promptly notify IBM, and IBM shall


EPL00L(CLT-EPL 1.1-02/93)                                            Page 3 of 7
            either replace the Loaned Item or instruct MSL to modify the Loaned Item so that it compiles, at IBM's expense.

      b) Service the Loaned Items and maintain them in good operating condition at all times.

      c) Replace or repair all items lost, damaged or destroyed except to the extent MSL proves to IBM that such loss, damage or destruction is caused by circumstances beyond MSL's control. All replacement of Loaned Items Shall become IBM property and shall be Subject to all the terms and conditions of this Agreement.

      MSL will permit IBM personnel full, free and safe access to MSL's facilities, during normal business hours, after reasonable notice, for the purpose of inspection and inventory as IBM deems necessary.

SECTION 11 ALTERATIONS AND ATTACHMENTS

      MSL may make an alteration to Loaned Equipment (e.g., a change in the structure of the equipment) only upon IBM's prior written approval. MSL may make an attachment to Loaned Equipment (e.g., coupling a printer to a loaned personal computer) without notice to IBM.

      MSL will remove any alteration or attachment and restore Loaned Equipment to its unaltered condition before its return to IBM or upon IBM's notice to MSL that the alteration or attachment creates a safety hazard or renders maintenance of the Loaned Equipment impractical.

SECTION 12 DISPOSITION OF LOANED ITEMS

12.1  Return to IBM

      MSL will return the Loaned Equipment to IBM at the end of the Loan Period, except as may be provided for in this Section. MSL will return the Loaned Equipment to IBM in the same condition as when delivered to MSL, reasonable wear and tear excepted.

      MSL will return the original and all copies of the Loaned Programs at the end of the Loaned Period, except as may be provided in this Section.

      MSL will permit IBM personnel access during IBM's normal business hours to allow IBM to remove the Loaned Items.

12.2  Acquisition and Continued Licensing

      IBM will determine the availability of Loaned Equipment for MSL's acquisition and Loaned Programs for MSL's continued licensing beyond the applicable Loan Period. MSL must inform IBM, prior to the end of the applicable Loan Period, of MSL's interest in the acquisition of specific Loaned Equipment or the continued licensing of specific Loaned Programs. IBM will then notify MSL in writing either;

            1) of the terms and conditions under which MSL may acquire such Loaned Equipment or continue to license such Loaned Programs, or

            2) that the Loaned Items are not available for acquisition or continued licensing.

      Continued Licensing of Loaned Programs will be governed by the provisions of the applicable IBM license agreement or another supplier's or publisher's license agreement. IBM will identify to MSL the applicable agreement which governs such licensing.


EPL00L(CLT-EPL 1.1-02/93)                                            Page 4 of 7

SECTION 13 DISCLAIMER OF WARRANTY

      IBM PROVIDES LOANED ITEMS ON AN "AS IS" BASIS. IBM MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH ITEMS, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

SECTION 14 PATENTS AND COPYRIGHTS

      If the operation of a Loaned Item becomes, or IBM believes is likely to become, the subject of a claim that it infringes a patent or copyright in the United States or Puerto Rico, MSL will permit IBM, at its option and expense, either to secure the right for MSL to continue using the Loaned Item or to replace or modify it so that it becomes noninfringing. However, if neither of the foregoing alternatives is available on terms which are reasonable in IBM's judgment, MSL will return the Loaned Item upon IBM's written request.

      IBM will have no obligation with respect to any such claim based upon MSL's modification of IBM equipment, programs or programming or their combination, operation or use with any non-IBM apparatus, data or programs.

      IBM will not have any liability regarding patent or copyright infringement for non-IBM Loaned Items.

      This Section states IBM's entire obligations to MSL regarding infringement or the like.

SECTION 15 LIMITATION OF REMEDIES


      IBM's entire liability and MSL's exclusive remedy for actual damages from cause whatsoever relating to the subject matter of this Agreement will be limited to the amount of $25,000. This limitation will apply, except as otherwise stated in this Section, regardless of the form of action, whether in contract or in tort, including negligence. This limitation will not apply to claims by MSL for bodily injury or damage to real property or tangible personal property for which IBM is legally liable.


      In no event will IBM be liable for any lost profits, lost savings, incidental damages, or other economic consequential damages, even if IBM has been advised of the possibility of such damages. In addition, IBM will not be liable for any damages claimed by IBM based on any third party claim.

      In no event will IBM be liable for any damages caused by MSL's failure to perform MSL's responsibilities.

SECTION 16 GENERAL

      MSL may not assign this Agreement without IBM's prior written consent. Any attempted assignment without such consent is void.

      Loaned Items are to be installed only in the United States or Puerto Rico.

      IBM will pay destination charges, both from and to IBM-designated locations, for each Loaned Item shipped in accordance with IBM's then current shipping practice. MSL will pay any rigging charges. MSL will furnish all labor for unpacking and packing except as IBM otherwise specifies or when performed at an IBM-designated location.

      IBM may provide services described in this Agreement by using IBM-selected independent contractors.

      Neither party is responsible for failure to fulfill its obligations under this Agreement due to causes beyond its control.


EPL00L(CLT-EPL 1.1-02/93)                                            Page 5 of 7

      Neither party may bring an action, regardless of form, arising out of this Agreement more than [*] after the cause of action arose.


      In the event of termination or expiration of this Agreement, the provisions of this Agreement which, by their nature, extend beyond the expiration or termination of this Agreement shall remain in effect beyond such expiration or termination until fulfilled.

      If there is a conflict between this Agreement and an Attachment, the terms and conditions of the Attachment will prevail. Except as modified by an Attachment the terms of this Agreement remain in full force and effect. The terms of any Attachment not inconsistent with a subsequent Attachment remain in full force and effect.

      This Agreement and the rights and obligations of the parties hereto shall be construed in accordance with the substantive laws of the State of New York.





EPL00L(CLT-EPL 1.1-02/93)                                            Page 6 of 7

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives.

      ACCEPTED AND AGREED TO:               ACCEPTED AND AGREED TO:


      IBM Corporation                       Manufacturers' Services Western
                                            US Operations, Inc.
      --------------------------------------------------------------------------

      By: /s/ Craig A. Bloszinsky           By: /s/ Kevin C. Melia
      --------------------------------------------------------------------------

      CRAIG A. BLOSZINSKY                   KEVIN C. MELIA
      --------------------------------------------------------------------------
      Print Name                            Print Name

      PURCHASING PROGRAM DIRECTOR           PRESIDENT, CEO
      --------------------------------------------------------------------------
      Title                                 Title

      5/1/98                                MAY 5, 1998
      --------------------------------------------------------------------------
      Date                                  Date





EPL00L(CLT-EPL 1.1-02/93)                                            Page 7 of 7